                                                                    EXHIBIT 10.6

                  SECOND AMENDED AND RESTATED LOAN AGREEMENT


                                     AMONG


                          NVR MORTGAGE FINANCE, INC.

                            A VIRGINIA CORPORATION,


                            BANK ONE, TEXAS, N.A.,

                                   AS AGENT,


                                      AND


                           THE LENDERS PARTY HERETO



                                 JUNE 13, 1996

                      AS AMENDED THROUGH AUGUST 23, 1996

                               TABLE OF CONTENTS

                                                                                             Page
SECTION 1.     DEFINITIONS AND REFERENCES..................................................     1
     1.1       Definitions.................................................................     1
     1.2       Time References.............................................................    25
     1.3       Other References............................................................    25

SECTION 2.     AMOUNT AND TERMS OF CREDITS.................................................    25
     2.1       Commitment..................................................................    25
     2.2       Notes.......................................................................    27
     2.3       Notice and  Manner of Obtaining Borrowings; Special Borrowings..............    27
     2.4       Fees........................................................................    29
     2.5       Mandatory Repayments........................................................    29
     2.6       Business Days...............................................................    29
     2.7       Payment Procedure...........................................................    29
     2.8       Payments Not in Full........................................................    30
     2.9       Sharing of Payments, Etc....................................................    31
     2.10      Requirements of Law.........................................................    31
     2.11      Overline Indebtedness.......................................................    34
     2.12      Interest....................................................................    34
     2.13      Limitation on Types of Advances.............................................    37

SECTION 3.     COLLATERAL..................................................................    37
     3.1       Collateral..................................................................    37
     3.2       Eligible Mortgage Loans.....................................................    37
     3.3       Power of Attorney...........................................................    38
     3.4       Disposition of Mortgage Collateral..........................................    39
     3.5       Correction of Mortgage Notes................................................    41
     3.6       Concerning the Draft Account, the Funding Account and the Operating Account.    42
     3.7       Representations and Warranties Regarding Pledged Mortgage Loans Other Than
     New Wet Mortgage Loans, Builder Mortgage Loans and Funding Draft Mortgage Loans.......    42
     3.8       Representations and Warranties Regarding New Wet Mortgage Loans, Builder
     Mortgage Loans, and Funding Draft Mortgage Loans......................................    43
     3.9       Borrower Appointed Agent....................................................    45
     3.10      Review of Mortgage Files; Calculation of Borrowing Base; and Delivery of
     Borrowing Base Report.................................................................    45
     3.11      Servicing Rights............................................................    45
     3.12      Take-Out Commitments........................................................    46

SECTION 4.     CONDITIONS PRECEDENT........................................................    46
     4.1       Initial Borrowing...........................................................    46
     4.2       All Borrowings..............................................................    47

SECTION 5.     BORROWER REPRESENTATIONS
               AND WARRANTIES..............................................................    47
     5.1       Organization and Good Standing..............................................    47
     5.2       Authorization and Power.....................................................    48

     5.3       No Conflicts or Consents.....................................................   48
     5.4       Enforceable Obligations......................................................   48
     5.5       Priority of Liens............................................................   48
     5.6       No Liens.....................................................................   49
     5.7       Financial Condition..........................................................   49
     5.8       Full Disclosure..............................................................   49
     5.9       No Default...................................................................   49
     5.10      No Litigation................................................................   49
     5.11      Taxes........................................................................   49
     5.12      Principal Office, etc........................................................   49
     5.13      Compliance with ERISA........................................................   50
     5.14      Ownership....................................................................   51
     5.15      Subsidiaries.................................................................   51
     5.16      Indebtedness.................................................................   51
     5.17      Permits, Patents, Trademarks, etc............................................   51
     5.18      Status Under Certain Federal Statutes........................................   51
     5.19      Securities Acts and Securities Credit Transaction Regulations................   51
     5.20      Pollution Control............................................................   51
     5.21      No Approvals Required........................................................   52
     5.22      Material Agreements with Affiliates..........................................   52
     5.23      Taxpayer Identification......................................................   52
     5.24      Not an Insider...............................................................   52
     5.25      Survival of Representations..................................................   52

SECTION 6.     AFFIRMATIVE COVENANTS........................................................   52
     6.1       Financial Statements and Reports.............................................   52
     6.2       Taxes and Other Liens........................................................   53
     6.3       Maintenance..................................................................   53
     6.4       Further Assurances...........................................................   54
     6.5       Reimbursement of Expenses....................................................   54
     6.6       Insurance....................................................................   54
     6.7       Accounts and Records; Servicing Records......................................   54
     6.8       Appraisals...................................................................   55
     6.9       Right of Inspection..........................................................   55
     6.10      Notice of Certain Events.....................................................   55
     6.11      Performance of Certain Obligations...........................................   55
     6.12      Use of Proceeds; Margin Stock................................................   55
     6.13      Notice of Default............................................................   56
     6.14      Compliance with Loan Documents...............................................   56
     6.15      Compliance with Material Agreements..........................................   56
     6.16      Operations and Properties....................................................   56
     6.17      ERISA and Plans..............................................................   56
     6.18      Benefit Plan Obligations.....................................................   57
     6.19      Environmental Matters........................................................   57
     6.20      Take-Out Commitments; Coverage...............................................   57
     6.21      FNMA Acknowledgment Agreement................................................   58
     6.22      Failure to Close a Wet Mortgage Loan.........................................   58

SECTION 7.     NEGATIVE COVENANTS...........................................................   58
     7.1       No Merger....................................................................   58
     7.2       Limitation on Indebtedness...................................................   58
     7.3       Fiscal Year, Method of Accounting............................................   58
     7.4       Business.....................................................................   58
     7.5       Liquidations, Consolidations and Dispositions of Substantial Assets..........   58
     7.6       Loans, Advances and Investments..............................................   59
     7.7       Use of Proceeds..............................................................   59
     7.8       Actions with Respect to Collateral...........................................   59
     7.9       Net Worth....................................................................   60
     7.10      Adjusted Current Ratio.......................................................   60
     7.11      Liabilities to Net Worth Ratios..............................................   60
     7.12      Minimum Servicing Portfolio..................................................   60
     7.13      Restrictions on Dividends, Returns of Capital and Servicing Proceeds
     Distributions..........................................................................   60
     7.14      Transactions with Affiliates.................................................   60
     7.15      Liens........................................................................   61
     7.16      Compliance with ERISA........................................................   61
     7.17      Change of Principal Office...................................................   61
     7.18      Tax Payments.................................................................   61
     7.19      Tax Allocation Agreement.....................................................   61
     7.20      Permitted Subordinated Indebtedness..........................................   61

SECTION 8.     EVENTS OF DEFAULT............................................................   62
     8.1       Nature of Event..............................................................   62
     8.2       Default Remedies.............................................................   64

SECTION 9.     Agent........................................................................   64
     9.1       Authorization and Action.....................................................   64
     9.2       Agent's Reliance, Etc........................................................   64
     9.3       Agent and Affiliates.........................................................   65
     9.4       Lender Credit Decision.......................................................   65
     9.5       Indemnification..............................................................   65
     9.6       Successor Agent..............................................................   65
     9.7       Right of Inspection..........................................................   66

SECTION 10.....INDEMNIFICATION OF LENDERS...................................................   66
     10.1      Indemnification..............................................................   66
     10.2      Limitation of Liability......................................................   67

SECTION 11.....MISCELLANEOUS................................................................   67
     11.1      Notices......................................................................   67
     11.2      Amendments, Etc..............................................................   68
     11.3      Invalidity...................................................................   69
     11.4      Survival of Agreements.......................................................   69
     11.5      Renewal, Extension or Rearrangement..........................................   69
     11.6      Waivers......................................................................   69
     11.7      Cumulative Rights............................................................   69

     11.8      Construction.................................................................   69
     11.9      Interest.....................................................................   70
     11.10     Right of Offset..............................................................   70
     11.11     Assignments, Additional Lenders, etc.........................................   71
     11.12     Lender Covenants, Representations and Warranties.............................   71
     11.13     Consent to Jurisdiction......................................................   72
     11.14     Exhibits.....................................................................   72
     11.15     Titles of Articles and Sections..............................................   72
     11.16     Counterparts.................................................................   72
     11.17     Rights of Individual Lenders to Take Action..................................   72
     11.18     ENTIRE AGREEMENT.............................................................   73
     11.19     Agreement Regarding Effective Date...........................................   73

SCHEDULES AND EXHIBITS

Schedule 1.1(a)     Addresses of Lenders and Amount of Commitments
Schedule 1.1(b)     Investors
Schedule 1.1(c)     Determination of Weighted Average Take-Out Price
Schedule 1.1(d)     Contributed Servicing Rights
Schedule 5.10       Litigation
Schedule 5.22       Material Agreements with Affiliates

Exhibit A-1    Form of Warehouse Promissory Note
Exhibit A-2    Form of Swing Promissory Note
Exhibit B      Form of Borrowing Request
Exhibit C      Form of Borrowing Notice
Exhibit D-1    Form of Collateral Pledge Certificate (Dry)
Exhibit D-2    Form of Collateral Pledge Certificate (Wet, Builder or Funding
               Draft)
Exhibit E-1    Form of Mortgage Loan Delivery Request and Allocation Notice
Exhibit E-2    Form of Mortgage Loan Delivery Request
Exhibit E-3    Form of Valuation Election Notice
Exhibit F      Form of Mortgage Document Delivery Request (Servicing)
Exhibit G      Form of Bailee Letter and Trust Receipt
Exhibit H      Form of Bailee Letter and Trust Receipt (Servicing)
Exhibit I      Form of Borrowing Base Report
Exhibit J      Form of Take-Out Report
Exhibit K      Form of NVR Mortgage Finance, Inc. Officer's Certificate
Exhibit L      Form of Bank Addition Agreement
Exhibit M      Form of Security Agreement
Exhibit N      Form of Third Amendment to Acknowledgment Agreement
Exhibit O      Form of Tax Allocation Agreement
Exhibit P      Form of Subordinated Demand Revolving Credit Note
Exhibit Q      Form of Request for Release of Security Interests
Exhibit R      Form of Notice of Conversion

                  SECOND AMENDED AND RESTATED LOAN AGREEMENT


     THIS AGREEMENT is made and entered into as of June 13, 1996, between NVR MORTGAGE FINANCE, INC., a Virginia corporation (the "BORROWER"), the several Persons listed on the signature pages to this agreement as Lenders, whether as original signatories or pursuant to SECTION 11.11(C) hereto (collectively, the "LENDERS" and each individually a "LENDER"), and Bank One, Texas, N.A. ("AGENT"), as agent for Lenders hereunder.

     A. Borrower, Agent and Lenders are parties to that certain Loan Agreement dated as of April 30, 1993 (the "ORIGINAL LOAN AGREEMENT") as modified and amended by various agreements and amended and restated by the Amended and Restated Loan Agreement dated as of November 1, 1993 (as modified and amended, the "EXISTING LOAN AGREEMENT").

     B. Borrower, Agent, and Lenders wish to amend and restate the Existing Loan Agreement in its entirety.

     Accordingly, for adequate and sufficient consideration, Borrower, Lenders, and Agent renew, extend, and entirely amend and restate the Existing Loan Agreement as follows:

SECTION 1.  DEFINITIONS AND REFERENCES. Unless stated otherwise, the following
----------  --------------------------
provisions apply to each Loan Document and annexes, exhibits, and schedules to them and certificates, reports, and other writings delivered under them.

     1.1  DEFINITIONS.
          -----------

          ADDITIONAL LENDER means any Person party to this agreement as a Lender which was not a Lender on the Agreement Date.

          ADJUSTED CASH FLOW of Borrower for the twelve-month period ending on the date of determination means the amount equal to (a) the Cash Flow of Borrower for such period plus (b) the amount of any non-cash additions included in the Net Income of Borrower for such period which were subtracted from such Net Income in determining the Cash Flow of Borrower for such Period plus (c) 1% of the amount, if any, by which the aggregate outstanding principal balance of the Mortgage Loans included in the Servicing Portfolio of Borrower as of the last day of such period exceeds the aggregate outstanding principal balance of the Mortgage Loans included in the Servicing Portfolio of Borrower as of the last day of the twelve-month period ending on the date one year prior to such date of determination.

          ADJUSTED CURRENT RATIO is the ratio referred to in SECTION 7.10.

          ADJUSTED EURODOLLAR RATE means, for any Eurodollar Borrowing Period, a rate per annum (rounded upward, if necessary, to the next higher 1/16 of 1%) equal to the rate obtained by dividing (a) the Eurodollar Rate for such Eurodollar Borrowing Period by (b) a percentage equal to 1 minus the average Reserve Requirement for such Eurodollar Borrowing Period, where the average Reserve Requirement means the sum of Reserve Requirements in effect for each day in such Eurodollar Borrowing Period divided by the number of days in such Eurodollar Borrowing Period.

          ADJUSTED TANGIBLE NET WORTH of Borrower means, as of any date of determination, the amount equal to (x) the sum of (i) the Net Worth of Borrower plus (ii) the amount equal to 1% of the amount equal to the aggregate outstanding principal balance of Mortgage Loans included in the Servicing Portfolio of Borrower minus (y) the Intangible Assets of Borrower, each determined as of such date.

          ADVANCE means a Warehouse Advance or a Swing Advance.

          AFFILIATE of any Person means any other Person which, directly or indirectly, controls, is controlled by, or is under common control with, such Person. For purposes of this definition, the term "control" (and the terms "controlled by" and "under common control with"), as used with respect to any Person, means the possession or ownership, directly or indirectly, of the power either to (i) direct or cause the direction of the management and policies of such Person, whether by contract or otherwise, or (ii) vote 10% or more of the securities having ordinary power for the election of directors of such Person.

          AFFILIATE NOTE means that certain subordinated demand revolving credit note issued pursuant to the Existing Loan Agreement by Borrower payable on demand to the order of NVR Financial Services, Inc., dated as of the date indicated thereon from time to time, as amended, modified, or extended from time to time, a true and correct copy of which is attached as EXHIBIT P.

          AGENCY means FNMA, FHLMC or GNMA.

          AGENCY COMMITMENT means a binding and enforceable agreement on the part of (a) FNMA or FHLMC to issue Mortgage-Backed Securities in exchange for Mortgage Loans or (b) GNMA to guarantee Mortgage-Backed Securities to be issued by Borrower. Agency Commitment includes the FNMA Guide, the FHLMC Guide or the GNMA Guide, as applicable, pursuant to which such Agency Commitment was issued.

          AGENCY CUSTODIAN means Bank One, Texas, N.A. in its capacity as document custodian on behalf of an Agency.

          AGENCY FORMS means forms promulgated by an Agency for use in connection with the delivery of Mortgage Loans and the issuance or guaranty of a Mortgage-Backed Security pursuant to an Agency Commitment.

          AGENCY SERVICING AGREEMENTS means Servicing Agreements between Borrower and FNMA, FHLMC, or GNMA pursuant to which Borrower undertakes to service Mortgage Loans or pools of Mortgage Loans owned, insured or guaranteed by FNMA, FHLMC or GNMA.

          AGENCY SERVICING RECORDS means all Servicing Records which pertain to the Agency Servicing Agreements.

          AGENCY SERVICING RIGHTS means all of Borrower's right, title and interest in and under the Agency Servicing Agreements, including, without limitation, the rights of Borrower to income and reimbursement thereunder.

          AGENT means, at any time, Bank One, Texas, N.A. -- or its successor appointed under SECTION 9 -- acting as agent for Lenders under the Loan Documents. References to Agent in respect of Swing Advances mean that institution in its individual capacity. Agent is the representative of Lenders within the meaning of (S)9.105(a)(13) of the UCC for purposes of the Loan Documents and the UCC.

          AGENT FEE LETTER means that certain letter from Agent to Borrower dated as of the date of this agreement, as agreed to by Borrower and amended, modified or supplemented from time to time.

          AGREEMENT DATE means the date set forth as such on the counterpart signature page of Agent for this Second Amended and Restated Loan Agreement.

          ALLOCATED has the meaning specified in SECTION 3.4(B).

          APPRAISAL means a written statement as to the market value of the property in which a Lien is granted pursuant to a mortgage to secure a mortgage loan.

          APPRAISAL LAWS AND REGULATIONS means laws set forth in Title XI of the Financial Institutions Reform, Recovery and Enforcement Act of 1989 and the Federal Deposit Insurance Corporation Improvement Act of 1991 and regulations promulgated by the OCC or any other Governmental Authority in connection therewith regarding Appraisals with respect to loans made by Persons regulated by the OCC.

          AVAILABLE AVERAGE EQUIVALENT AMOUNT means, for a particular Computation Period, so much of the Average Equivalent Amount for such Computation Period as has not been allocated to any other agreement to which Agent and Borrower are parties. For purposes of this definition, the Average Equivalent Amount shall be deemed to be allocated to an agreement to which Agent and Borrower are parties to the extent that such Average Equivalent

     Amount is utilized to reduce the obligat ions payable by Borrower under such agreement or to create or increase an obligation on the part of Agent to pay on behalf of Borrower the obligations of Borrower under such agreement.

          AVERAGE AGGREGATE DOMESTIC RATE ADVANCES means, for a particular Computation Period, the amount equal to (a) the sum of the aggregate outstanding Domestic Rate Advances of all Lenders for each day in such Computation Period divided by (b) the number of days in such Computation Period.

          AVERAGE AGGREGATE GESTATION ADVANCES means, for a particular Computation Period, the least of (a) $35,000,000, (b) the Average Aggregate Domestic Rate Advances for such Computation Period and (c) the product of
     (i) the fraction which is the reciprocal of 0.98 and (ii) the Average Collateral Value of Eligible Gestation Mortgage Loans for such Computation Period.

          AVERAGE AVAILABLE DEPOSITS means, for a particular Deposit Holding Lender for a particular Computation Period, the average deposits in the name of Borrower which may be used to buy down the interest rate payable by Borrower for such Computation Period pursuant to the Other Writing between such Deposit Holding Lender and Borrower.

          AVERAGE BASE RATE means, for a particular Computation Period, the per annum rate of interest equal to (a) the sum of the Base Rate for each day during such Computation Period divided by (b) the number of days in such Computation Period.

          AVERAGE COLLATERAL VALUE OF ELIGIBLE GESTATION MORTGAGE LOANS means, for a particular Computation Period, the amount equal to (a) the sum of the Collateral Value of all Eligible Gestation Mortgage Loans for each day during such Computation Period divided by (b) the number of days in such Computation Period.

          AVERAGE CONSTRUCTION ADVANCES means, for a particular Lender for a particular Computation Period, the amount equal to (a) the sum of the Collateral Value of all Construction Loans which are Eligible Mortgage Loans for each day during such Computation Period divided by (b) the number of days in such Computation Period.

          AVERAGE DOMESTIC RATE ADVANCES means, for a particular Lender for a particular Computation Period, the amount equal to (a) the sum of the outstanding Domestic Rate Advances of such Lender for each day in such Computation Period divided by (b) the number of days in such Computation Period.

          AVERAGE EQUIVALENT AMOUNT means, for a particular Computation Period, the amount equal to (a) the sum of the Equivalent Amount for each day during the Computation Period divided by (b) the number of days in such Computation Period.

          AVERAGE FEDERAL FUNDS RATE means, for a particular Computation Period, the per annum rate of interest equal to (a) the sum of the Federal Funds Rate for each day during such Computation Period divided by (b) the number of days in such Computation Period.

          AVERAGE GESTATION ADVANCES means, for a particular Lender for a particular Computation Period, the pro-rata share of such Lender of the Average Aggregate Gestation Advances for such Computation Period, calculated on the basis of the Average Domestic Rate Advances of Lenders for such Computation Period.

          AVERAGE REGULAR ADVANCES means, for a particular Lender for a particular Computation Period, the amount equal to (a) the Average Domestic Rate Advances of such Lender for such Computation Period minus (b) the Average Gestation Advances of such Lender for such Computation Period.

          BAILEE LETTER AND TRUST RECEIPT means a bailee letter and trust receipt substantially in the form of EXHIBIT G or such other form, including any form required by an Agency and acceptable to Agent, as to which Borrower and Agent may agree.

          BAILEE LETTER AND TRUST RECEIPT (SERVICING) means a bailee letter and trust receipt substantially in the form of EXHIBIT H or such other form as to which Borrower and Agent may agree.

          BANK ADDITION AGREEMENT means a Bank Addition Agreement in the form attached hereto as EXHIBIT L, together with such changes as Agent and Lenders executing a particular Bank Addition Agreement may require. Bank Addition Agreement with respect to a particular Additional Lender means the Bank Addition Agreement by which such Additional Lender became a Lender.

          BASE RATE means the per annum rate of interest established by Agent from time to time as its corporate base rate (which rate may not be the lowest rate of interest charged by Agent on loans similar to the loans contemplated by this agreement).

          BORROWER has the meaning specified in the preamble of this agreement.

          BORROWING means a borrowing consisting of (a) Advances (other than a Swing Advance) by Lenders in connection with a Borrowing Request, or (b) a Swing Advance by Agent in connection with a Borrowing Request.

          BORROWING BASE as of any time of determination means the sum of:

          (a) The aggregate Collateral Value of all Eligible Gestation Mortgage Loans;

          (b)  the aggregate Collateral Value of all Eligible Mortgage Loans;

          (c) the aggregate Collateral Value of all Eligible Wet Mortgage Loans; and

          (d) the aggregate Collateral Value of all Eligible Mortgage-Backed Securities;

     provided, that for purposes of determining the Borrowing Base, the maximum Collateral Value at any time attributable to (u) Construction Loans shall be $5,000,000, (v) Jumbo Loans and Super Jumbo Loans (without regard to Face Amount or whether such Jumbo Loans and Super Jumbo Loans are Eligible Mortgage Loans or Eligible Wet Mortgage Loans) shall be 20% of the then Total Commitment, (w) Super Jumbo Loans (without regard to Face Amount or whether such Super Jumbo Loans are Eligible Mortgage Loans or Eligible Wet Mortgage Loans) shall be $5,000,000, (x) Wet Mortgage Loans shall be the then Special Borrowing Limit, (y) Section 107 Mortgage Loans shall be $5,000,000, and (z) Investment Mortgage Loans shall be $5,000,000, $500,000 of which may be used to finance REO.

          BORROWING BASE REPORT means a report substantially in the form of
     EXHIBIT I.

          BORROWING DATE means the date on which the Advance or Advances in respect of a Borrowing are to be made, as identified by Borrower in the relevant Borrowing Request and by Agent in the relevant Borrowing Notice.

          BORROWING NOTICE means a notice, substantially in the form of EXHIBIT C or such other form as to which Agent and Lenders may agree.

          BORROWING REQUEST means a request, substantially in the form of EXHIBIT B (or such other form as to which Borrower and Agent may agree), for a Borrowing pursuant to SECTION 2.

          BUILDER BORROWING means a Borrowing the proceeds of which are to be wired directly to the builder(s) from whom the mortgagor(s) under the related Mortgage Loan(s) purchased their residence(s).

          BUILDER MORTGAGE LOAN means a Mortgage Loan financed with a Builder Borrowing.

          BUSINESS DAY means any day other than Saturdays, Sundays and other days on which commercial banks are authorized or required by law to close in one or more of the State of Texas and the states in which the offices of Lenders (as set forth in SCHEDULE 1.1(A), as amended from time to time) then party to this agreement are located.

          CASH EQUIVALENTS means Eligible Deposits, Eligible Commercial Paper, and U.S. Government Securities.

          CASH FLOW of Borrower for the twelve-month period ending on the date of determination means the amount equal to the Net Income of Borrower for such period plus all non-cash charges against income (such as deferred taxes, depreciation and amortization of goodwill and acquisition of servicing rights) and minus all non-cash additions to income included in the Net Income of Borrower for such period.

          CODE means the Internal Revenue Code of 1986, as amended from time to time.

          COLLATERAL has meaning specified in SECTION 3.1.

          COLLATERAL PLEDGE CERTIFICATE means a Collateral Pledge Certificate
     (Dry) or a Collateral Pledge Certificate (Wet, Builder or Funding Draft).

          COLLATERAL PLEDGE CERTIFICATE (DRY) means a certificate substantially in the form of EXHIBIT D-1 or such other form as to which Borrower and Agent may agree.

          COLLATERAL PLEDGE CERTIFICATE (WET, BUILDER OR FUNDING DRAFT) means a certificate substantially in the form of EXHIBIT D-2 or such other form as to which Borrower and Agent may agree.

          COLLATERAL VALUE means:

          (a) With respect to a pool of Eligible Gestation Mortgage Loans, an amount equal to 99% of the Take-Out Price for such pool of Eligible Gestation Mortgage Loans; provided, that to the extent that the aggregate Collateral Value for all pools of Eligible Gestation Mortgage Loans is greater than $35,000,000, such pools of Eligible Gestation Mortgage Loans in excess of $35,000,000 Collateral Value shall be attributed Collateral Value as if they consisted of Eligible Mortgage Loans rather than Eligible Gestation Mortgage Loans;

          (b) (I) with respect to an Eligible Mortgage Loan (other than Investment Mortgage Loans and Construction Loans), an amount equal to 98% of the least of (i) the Cost of such Eligible Mortgage Loan, (ii) the Weighted Average Take-Out Price of such Eligible Mortgage Loan, (iii) the Face Amount of such Eligible Mortgage Loan, and (iv) if Agent or the Required Lenders shall so require, the Market Value of such Eligible Mortgage Loan; (II) with respect to an Investment Mortgage Loan, an amount equal to 80% of the unpaid principal balance of such Investment Mortgage Loan, unless such Mortgage Loan has become REO, in which case, an amount equal to 75% of the lesser of the unpaid principal balance of the Investment Mortgage Loan or the Appraisal of the REO; and (III) with respect to a Construction Loan, an amount equal to 90% of the Face Amount of such Construction Loan to the extent that such amount does not exceed
     (i) 80% of the contract price of the subject property or (ii) 90% of hard cost;

          (c) with respect to an Eligible Wet Mortgage Loan, an amount equal to 98% of the least of (i) the Cost of such Eligible Wet Mortgage Loan, (ii) the Weighted Average Take-Out Price of such Eligible Wet Mortgage Loan,
     (iii) the Face Amount of such Eligible Wet Mortgage Loan and (iv) if Agent or the Required Lenders shall so require, the Market Value of such Eligible Wet Mortgage Loan; and

          (d) with respect to an Eligible Mortgage-Backed Security, an amount equal to 99% of the Take-Out Price for such Eligible Mortgage-Backed Security.

     Any item of Collateral which ceases to be or is not an Eligible Wet Mortgage Loan, an Eligible Mortgage Loan, an Eligible Gestation Mortgage Loan or an Eligible Mortgage-Backed Security shall have a Collateral Value of zero; provided, that any item of Collateral which ceases to be an Eligible Wet Mortgage Loan, an Eligible Mortgage Loan or an Eligible Gestation Mortgage Loan and becomes an Eligible Mortgage Loan, an Eligible Gestation Mortgage Loan or part of an Eligible Mortgage-Backed Security shall be valued as whichever of such items it has become.

          COMMITMENT as to a Lender means the obligation of such Lender to make Advances to Borrower pursuant to SECTION 2.1 hereof in an aggregate amount not to exceed such Lender's Commitment Amount.

          COMMITMENT AMOUNT as to a Lender means the amount set forth on
     SCHEDULE 1.1(A) as such Lender's Commitment Amount.

          COMPANY CDS NUMBER means the number assigned by Borrower to facilitate the origination of a Mortgage Loan and the processing of such Mortgage Loan in cooperation with the branch of Borrower or other Person originating such Mortgage Loan.

          COMPANY LOAN NUMBER means the number assigned by Borrower to a Mortgage Loan to facilitate the servicing of such Mortgage Loan by Borrower and the delivery, holding and transfer of Mortgage Documents relevant to such Mortgage Loan pursuant to this agreement.

          COMPUTATION PERIOD means a calendar month during the term of this agreement, or if applicable for the first month during the term of this agreement and the month which includes the Termination Date, the period during such month when one or more of the Commitments is in effect.

          CONFORMING LOAN means a loan, excluding FHA Loans and VA Loans, which complies with all applicable requirements for purchase under the FNMA or FHLMC standard form of conventional mortgage purchase contract then in effect.

          CONSTRUCTION LOAN means a Mortgage Loan that is otherwise an Eligible Mortgage Loan but (i) which may be partially funded if fewer than four Advances have been made with respect to the promissory note for the subject property, (ii) which may be included in the Collateral for up to 360 days (not more than 180 days as a Construction Loan), and (iii) for which Borrower has delivered Construction Loan Documents.

          CONSTRUCTION LOAN DOCUMENTS means, in addition to Principal Mortgage Documents and Other Mortgage Documents, (i) a copy of an Appraisal on the subject property, (ii) a copy of the contract for sale on the subject property, and (iii) a copy of the builder's draw request/non-start of construction affidavit.

          CONTRIBUTED SERVICING RIGHTS means the rights to service the Mortgage Loans and pools of Mortgage Loans identified on SCHEDULE 1.1(D).

          CORRECTION NOTE has the meaning specified in SECTION 3.5.

          COST with respect to Mortgage Loan means, as applicable, the actual out-of-pocket cost to Borrower of such Mortgage Loan or, if such Mortgage Loan was originated by Borrower, the original principal amount of such Mortgage Loan minus any discount points paid to Borrower in respect of such Mortgage Loan.

          CUSTODIAL FEE LETTER means that certain letter from Agent to Borrower dated as of the date of this agreement, as agreed to by Borrower and amended, modified, or supplemented from time to time.

          DEBTOR LAWS means all applicable liquidation, conservatorship, bankruptcy, moratorium, arrangement, receivership, insolvency, reorganization, fraudulent conveyance or similar laws from time to time in effect affecting the rights of creditors generally.

          DEFAULT means any condition or event which, with the giving of notice or lapse of time or both and unless cured or waived, would constitute an Event of Default.

          DELINQUENT with respect to any Mortgage Loan means that any payment in respect of such Mortgage Loan is more than 30 days past due.

          DEPOSIT HOLDING LENDERS means Lenders other than Bank One, Texas, N.A. which both (a) hold deposits in accounts in the name of Borrower and (b) have entered into an Other Writing with Borrower.

          DIVIDENDS means: (a) Cash distributions or any other distributions on, or in respect of, any class of equity security of Borrower, except for (i) distributions made solely in shares of securities of the same class and
     (ii) Permitted Returns of Capital and Permitted Servicing Proceeds Distributions; and (b) any and all funds, cash or other payments made in respect of the redemption, repurchase or acquisition of (i) such securities or (ii) any option, warrant, or other right to purchase any of such securities.

          DOCUMENT DELIVERY TIME has the meaning specified in SECTION
     2.3(B)(III).

          DOLLARS means lawful money of the United States of America.

          DOMESTIC RATE ADVANCE means any Advance which bears interest in accordance with the provisions of SECTION 2.12(B) or 2.12(C).

          DRAFT ACCOUNT means the non-interest bearing demand deposit account (Account Number 9300000040) established by Borrower with Agent to be used for (i) the deposit of money in accordance with SECTION 3.6(F) and the Funding Draft Procedures; (ii) disbursements on behalf of Borrower in accordance with the Funding Draft Procedures; and (iii) the payment of the Obligations.

          ELIGIBLE COMMERCIAL PAPER means commercial paper and other short-term money market instruments which are rated at least A-1 or the equivalent thereof by Standard & Poors and P-1 or the equivalent thereof by Moody's.

          ELIGIBLE DEPOSITS means time deposits and certificates of deposit of any Lender or of any domestic commercial bank or savings bank having capital and surplus in excess of $200,000,000, in all such cases which has a short-term certificate of deposit rating of at least A-1 or the equivalent thereof by Standard & Poors and a short-term bank deposit rating of least P-1 or the equivalent thereof by Moody's, or (ii) a rating of C or better from Thompson Bank Watch, Inc. or 75 or better from I.D.C. Financial Publishing, as applicable.

          ELIGIBLE GESTATION MORTGAGE LOAN means a Mortgage Loan: (a) In which Agent has a perfected first-priority security interest for the benefit of Lenders to secure the Obligations; (b) which (i) has been Allocated to an Agency Commitment; (ii) is part of a pool which the Agency Custodian has certified (or initially certified) to the Agency obligated under such Agency Commitment; and (iii) together with the other Mortgage Loans which have been Allocated to such Agency Commitment, satisfies all requirements for delivery under such Agency Commitment; (c) with respect to which the Mortgage-Backed Security to be issued or guaranteed pursuant to such Agency Commitment will, upon the issuance thereof, constitute an Eligible Mortgage-Backed Security; and (d) with respect to which Borrower has elected pursuant to SECTION 3.4(B) to have the pool which includes such Mortgage Loan attributed Collateral Value as a pool of Eligible Gestation Mortgage Loans rather than as individual Eligible Mortgage Loans.

          ELIGIBLE MORTGAGE-BACKED SECURITY means a Mortgage-Backed Security:
     (a) in which Agent has a perfected first-priority security interest for the benefit of Lenders to secure the Obligations; (b) which (i) evidences an undivided interest in a pool of Mortgage. Loans which constituted Eligible Gestation Mortgage Loans or Eligible Mortgage Loans immediately prior to the issuance of such Mortgage-Backed Security; (ii) has been Allocated to a Take-Out Commitment; (iii) satisfies all requirements for delivery under such Take-Out Commitment and (iv) has not been owned by Borrower for more than five (5) Business Days; and (c) with respect to which the Investor under the Take-Out Commitment to which such Mortgage-Backed Security has been Allocated is not in default or in breach of its obligations under such Take-Out Commitment.

          ELIGIBLE MORTGAGE LOAN means a Mortgage Loan (other than an
     Eligible Gestation Mortgage Loan): (a) in which Agent has been granted and continues to hold a perfected first-priority security interest for the benefit of Lenders; (b) which (i) has been fully funded except in the case of Construction Loans, (ii) is "covered" (within the meaning given to such term in SECTION 6.20) by a Take-Out Commitment, except in the case of Investment Mortgage Loans and Construction Loans, (iii) has not been included in the Collateral for more than 120 days, except in the case of Investment Mortgage Loans and Construction Loans, (iv) has not previously been sold to an Investor and repurchased by Borrower other than pursuant to a Section 107 Repurchase and (v) except in the case of Investment Mortgage Loans, is not Delinquent or, to Borrower's knowledge, otherwise in default; and (c) with respect to which (i) except in the case of Investment Mortgage Loans and Construction Loans, no more than 210 days have elapsed since the funding of such Mortgage Loan or, if such Mortgage Loan has been repurchased by Borrower pursuant to a Section 107 Repurchase, no more than 210 days have elapsed since the date of such Section 107 Repurchase, (ii) there is an Appraisal which complies with all applicable Appraisal Laws and Regulations and (iii) Agent holds the Principal Mortgage Documents or, if any of such Principal Mortgage Documents have been delivered to an Investor pursuant to SECTION 3.4(D) or the Mortgage Note has been delivered to Borrower pursuant to SECTION 3.5, no more than 45 days have elapsed since the delivery of such Principal Mortgage Documents or no more than 15 days have elapsed since the delivery of such Mortgage Note. A Funding Draft Mortgage Loan shall not constitute an Eligible Mortgage Loan until such time, if any, as Final Payment of the related Funding Draft has occurred and each of the other requirements set forth in the preceding sentence is satisfied.

          ELIGIBLE WET MORTGAGE LOAN means a Wet Mortgage Loan with respect to which the Document Delivery Time has not passed and which, but for the fact that the Principal Mortgage Documents have not been delivered to Agent (and if not already fully funded, upon the full funding thereof) would constitute an Eligible Mortgage Loan.

          EQUIVALENT AMOUNT for any day means the amount equal to (a) the sum of the collected balances in the Qualified Accounts less (b) the sum of (i) amounts necessary to satisfy reserve and deposit insurance requirements,
     (ii) amounts required to compensate Agent for services rendered in accordance with Agent's system of charges for services to similar accounts, and (iii) amounts required to compensate Agent for other services or products provided by Agent to Borrower, in each case for such day.

          ERISA means the Employee Retirement Income Security Act of 1974, as amended from time to time.

          EURODOLLAR BORROWING PERIOD means a period commencing, in the case of the first Eurodollar Borrowing Period applicable to a Eurodollar Rate Advance, on the date of the making of, or conversion into, such Advance, and, in the case of each subsequent, successive Eurodollar Borrowing Period applicable thereto, on the last day of the immediately preceding Eurodollar Borrowing Period, and ending, depending on the Type of Advance, on the same day in the first, second, or third calendar month thereafter, except that
     (a) any Eurodollar Borrowing Period that would otherwise end on a day that is not a Eurodollar Business Day shall be extended to the next succeeding Eurodollar Business Day unless such Eurodollar Business Day falls in another calendar month, in which case such Eurodollar Borrowing Period shall end on the next preceding Eurodollar Business Day and (b) any Eurodollar Borrowing Period that begins on the last Eurodollar Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month in which such Eurodollar Borrowing Period ends) shall end on the last Eurodollar Business Day of a calendar month.

          EURODOLLAR BUSINESS DAY means any Business Day on which dealings in Dollar deposits are carried on in the London interbank market and on which commercial banks are open for domestic and international business (including dealings in Dollar deposits) in London, England.

          EURODOLLAR LENDING OFFICE with respect to a Lender means the office of such Lender set forth on SCHEDULE 1.1(A) of this agreement or such other office of such Lender as it may identify in writing to Agent and Borrower.

          EURODOLLAR RATE means, for any Eurodollar Borrowing Period, the rate per annum (rounded upward, if necessary, to the next higher of 1/16 of 1%) determined by Agent as the rate per annum reported by the Knight Ridder system, for London interbank market deposits in Dollars in amounts comparable to the aggregate amount of Eurodollar Rate Advances to which such Eurodollar Borrowing Period applies, for a period equal to such Eurodollar Borrowing Period, at 11:00 a.m. (London time) on the second Eurodollar Business Day before the first day of such Eurodollar Borrowing Period, or, if such rate is not so reported, such rate as reported by any other internationally recognized reporting service selected by Agent or, if no such other service is available, such rate as determined by Agent based on rate information furnished to it by two or more banks selected by it which participate in the market for such deposits.

          EURODOLLAR RATE ADVANCE means any Advance the interest on which is, or is to be, as the context may require, computed on the basis of the Adjusted Eurodollar Rate.

          EVENT OF DEFAULT has the meaning specified in SECTION 8.1.

          EXCESS DRY COLLATERAL VALUE at any time means the amount equal to (a) the aggregate Collateral Value of all Eligible Gestation Mortgage Loans, all Eligible Mortgage Loans and all Eligible Mortgage-Backed Securities at such time minus (b) the aggregate outstanding principal amount of all Borrowings (other than Special Borrowings with respect to which the Principal Mortgage Documents have not yet been delivered to Agent).

          EXCESS SPECIAL BORROWING means circumstances in which the Special Borrowing Amount is greater than the Special Borrowing Limit.

          EXISTING LOAN AGREEMENT has the meaning specified in the preamble.

          FACE AMOUNT means: (a) in the case of a Mortgage Loan, the stated principal amount of the Mortgage Note which evidences such Mortgage Loan, without giving effect to any payments thereon; and (b) in the case of a Mortgage-Backed Security, the par value of such Mortgage-Backed Security.

          FEDERAL FUNDS RATE means, for any day, the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the immediately preceding Business Day) by the Federal Reserve Bank of New York and distributed by the Knight Ridder system, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received from three Federal funds brokers of recognized standing selected by Agent.

          FEE AND INTEREST PAYMENT DATE in respect of a particular Computation Period or Quarterly Computation Period means the earlier to occur of (a) the Termination Date and (b) the 15th day of the subsequent Computation Period or Quarterly Computation Period, as applicable.

          FHA means the Federal Housing Administration, or any successor thereto.

          FHA LOAN means a loan, payment of which is partially or completely insured by the FHA or with respect to which there is a current, binding and enforceable commitment for such insurance issued by the FHA.

          FHLMC means the Federal Home Loan Mortgage Corporation, or any successor thereto.

          FHLMC ACKNOWLEDGMENT means the form of acknowledgment agreement required by FHLMC to be executed as a condition to the creation of a security interest in Agency Servicing Rights pertaining to FHLMC.

          FHLMC GUIDE means the FHLMC Sellers' & Servicers' Guide as amended, modified, or supplemented from time to time.

          FHLMC SECURITIES means participation certificates representing undivided interests in mortgage loans purchased by FHLMC pursuant to the Emergency Home Finance Act of 1970, as amended.

          FINAL PAYMENT has the meaning given to such term in (S)4.213(a) of the UCC.

          FNMA means the Federal National Mortgage Association, or any successor thereto.

          FNMA ACKNOWLEDGMENT means the form of acknowledgment agreement required by FNMA to be executed as a condition to the creation of a security interest in Agency Servicing Rights pertaining to FNMA.

          FNMA GUIDE means the FNMA Selling Guide and the FNMA Servicing Guide as amended, modified or supplemented from time to time.

          FNMA SECURITIES means modified pass-through mortgage-backed certificates guaranteed by FNMA pursuant to the National Housing Act, as amended.

          FUNDING ACCOUNT means the non-interest bearing demand deposit account (Account Number 0100131507) established by Borrower with Agent to be used for (i) the deposit of proceeds of Advances and proceeds from the sale of Mortgage Loans and Mortgage-Backed Securities, (ii) disbursements to or on behalf of Borrower in accordance with SECTION 3.6, and (iii) the payment of the Obligations.

          FUNDING DRAFT means a payable through draft issued by Borrower against the Draft Account, which payable through draft was issued by Borrower in lieu of cash payment by or on behalf of Borrower or delivery of a certified check by or on behalf of Borrower in connection with the closing of a Mortgage Loan.

          FUNDING DRAFT BORROWING means a Borrowing the proceeds of which are to be used by Agent to make Final Payment of a Funding Draft in accordance with the Funding Draft Procedures. A Funding Draft Borrowing with respect to which the corresponding Principal Mortgage Documents have not been delivered to Agent shall constitute a Special Borrowing as well as a Funding Draft Borrowing.

          FUNDING DRAFT MORTGAGE LOAN means a Mortgage Loan with respect to which Borrower delivered a Funding Draft to cover amounts due from Borrower in respect of the closing of such Mortgage Loan.

          FUNDING DRAFT PROCEDURES means such procedures regarding Funding Drafts as to which Borrower and Agent may from time to time agree. As between Borrower and Agent, this agreement and the other Loan Documents, the terms of the Funding Draft Procedures shall be controlling.

          GAAP means generally accepted accounting principles in effect in the United States on the Agreement Date.

          GNMA means the Government National Mortgage Association, or any successor thereto.

          GNMA GUIDE means the GNMA I and GNMA II Mortgage-Backed Securities Guides, GNMA Handbooks 5500.1 and 5500.2, as amended, modified or supplemented from time to time.

          GNMA SECURITIES means modified pass through mortgage backed certificates guaranteed by GNMA pursuant to Section 306(g) of the National Housing Act, as amended.

          GOVERNMENTAL AUTHORITY means any nation or government, any agency, department, state or other political subdivision thereof, and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

          GUARANTY OBLIGATION of any Person means any contract, agreement or understanding of such Person pursuant to which such Person guarantees, or in effect guarantees, any Indebtedness, lease, dividend or other obligation, including any Mortgage Loan (the "PRIMARY OBLIGATION") of any other Person (the "PRIMARY OBLIGOR") in any manner, whether directly or indirectly, contingently or absolutely, in whole or in part, including, without limitation, agreements:

          (a) to purchase (or repurchase) such Primary Obligation or any property constituting direct or indirect security therefore;

          (b) to advance or supply funds (x) for the purchase or payment of any such Primary Obligation, or (y) to maintain working capital or other balance sheet conditions of the Primary Obligor or otherwise to maintain the net worth or solvency of the Primary Obligor;

          (c) to purchase property, securities or services primarily for the purpose of assuring the owner of any such Primary Obligation of the ability of the Primary Obligor to make payment of such Primary Obligation; or

          (d) otherwise to assure or hold harmless the owner of any such Primary Obligation against loss in respect thereof;

     provided, that Guaranty Obligation shall not include (x) endorsements in the ordinary course of business of negotiable instruments or documents for deposit or collection, (y) obligations under the FNMA Guide, the FHLMC Guide, the GNMA Guide and the related Servicing Agreements to make payments due to the holders of Mortgage-Backed Securities from the Primary Obligors on the Mortgage Loans to which such Mortgage-Backed Securities relate prior to the receipt of such payments from such Primary Obligors, or (z) Ordinary Recourse Obligations. The amount of any Guaranty Obligation shall be deemed to be the maximum amount for which the guarantor may be liable pursuant to the agreement that governs such Guaranty Obligation, unless such maximum amount is not stated or determinable, in which case the amount of such obligation shall be the maximum reasonably anticipated liability thereon, as determined by such guarantor in good faith.

          INDEBTEDNESS of any Person means, without duplication, (i) indebtedness of such Person for borrowed money; (ii) obligations of such Person (a) evidenced by a note, bond, debenture, or similar instrument, (b) to pay the deferred purchase price of property or services (other than trade payables incurred and timely paid in the ordinary course of business), (c) created or arising under any conditional sale or other title retention agreement with respect to Property acquired by such Person, (d) as lessee under any lease which has been or, in accordance with GAAP, should be classified as a capital lease, (e) upon which interest is paid or accrued, or (f) in respect of letters of credit, acceptances, or similar obligations issued or created for the account of such Person, (iii) Guaranty Obligations of such Person, (iv) liabilities secured by any Lien on any property owned by such Person, whether or not such Person has assumed or otherwise become liable for the payment thereof, (v) liabilities of such Person or any related Person in respect of unfunded vested benefits under a Plan as determined in accordance with ERISA and (vi) obligations of such Person in respect of interest rate protection agreements entered into in connection with any of the items described in clauses (i), (ii), (iii),
     (iv) or (v) of this definition; provided, that (x) Indebtedness does not include any Ordinary Recourse Obligations, (y) the amount of Indebtedness attributable to any Guaranty Obligation shall be determined as set forth in the definition of Guaranty Obligation and (z) the amount of Indebtedness attributed to liabilities secured by any Lien on any property owned by any Person which liabilities are non-recourse to such Person shall be the lesser of (i) the market value of such property, as determined by such Person in good faith, and (ii) the outstanding amount of the liabilities so secured.

          INTANGIBLE ASSETS of Borrower means those assets of Borrower which are
     (i) deferred assets, (ii) contract rights to service mortgage loans, capitalized excess servicing, patents, copyrights, trademarks, trade names, franchises, goodwill, experimental expenses, and other similar assets which would be classified as intangible on a balance sheet of Borrower prepared in accordance with GAAP, (iii) unamortized debt discount and expense, and
     (iv) assets located, and notes and receivables due from obligors domiciled, outside the United States of America.

          INVESTMENT has the meaning specified in SECTION 7.6.

          INVESTMENT LINE OF CREDIT INDEBTEDNESS means Indebtedness of Borrower which satisfies each of the following criteria:

               (i)    the payee with respect thereto is a Lender;

               (ii) the proceeds thereof are used solely to purchase Cash Equivalents with a current maturity of 31 days or less;

               (iii) the repayment of such Indebtedness is secured by a Lien on the Cash Equivalents purchased with the proceeds thereof and by no other Lien on the Property of Borrower; and

               (iv) the aggregate principal amount of such Indebtedness at any one time outstanding to all Lenders does not exceed the amount equal to the Total Commitment at such time.

          INVESTMENT MORTGAGE LOAN means a Mortgage Loan that is otherwise an Eligible Mortgage Loan but (i) for which there is no applicable Take-Out Commitment, (ii) which may be included in the Collateral for up to 364 days, (iii) which may be Delinquent; and (iv) in respect of which more than 210 days may have lapsed since the funding of such Mortgage Loan.

          INVESTOR means each Person listed on SCHEDULE 1.1(B), as the same may be amended or supplemented from time to time pursuant to SECTION 11.2(B).

          JUMBO LOAN means a Mortgage Loan, the original principal amount of which is greater than the Maximum Conforming Amount but no greater than $500,000, which complies with all applicable requirements for purchase under either (a) the FNMA or FHLMC standard form of conventional mortgage purchase contract then in effect, except that the amount of such loan is greater than the maximum loan amount under such requirements, or (b) a Take-Out Commitment.

          LENDER and LENDERS shall have the meanings specified in the preamble of this agreement.

          LENDER GESTATION FINANCING AGREEMENT means an agreement between Borrower and any Lender pursuant to which Borrower finances Mortgage Loans which have been or are ready to be certified to back Mortgage-Backed Securities, including without limitation that certain Uncommitted Gestation Financing Agreement, dated as of March 15, 1996, between Borrower and Bank One, Texas, N.A.

          LENDER GESTATION FINANCING AGREEMENT INDEBTEDNESS means Indebtedness under any Lender Gestation Financing Agreement.

          LENDER GESTATION FINANCING AGREEMENT LIENS means Liens granted pursuant to a Lender Gestation Financing Agreement on Mortgage Loans (and the proceeds thereof) sold by Borrower thereunder and on no other property of Borrower.

          LIEN means any mortgage, pledge hypothecation, assignment, deposit arrangement, encumbrance, lien (whether statutory, consensual or otherwise), or other security arrangement of any kind (including, without limitation, any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, and any financing statement filed under the uniform commercial code or comparable law of any jurisdiction in respect of any of the foregoing).

          LOAN DOCUMENT means any and LOAN DOCUMENTS means the collective reference to each of this agreement, the Notes, the Security Instruments and any and all other agreements or instruments now or hereafter executed and delivered by or on behalf of Borrower in connection with, or as security for the payment or performance of any or all of the Obligations, as any of such documents may be renewed, amended or supplemented from time to time. Notwithstanding anything to the contrary in any Lender Gestation Financing Agreement, a Lender Gestation Financing Agreement is not a Loan Document.

          MARKET VALUE means:

          (a) With respect to any Mortgage Loan other than a Jumbo Loan or a Super Jumbo Loan, the market value of such Mortgage Loan as determined by Agent based upon the then most recent posted net yield for thirty-day mandatory future delivery furnished by FNMA and published and distributed by Telerate Mortgage Services or, if such posted net yield is not available from Telerate Mortgage Services, obtained from FNMA by Agent; and

          (b) with respect to any Mortgage Loan (including any Jumbo Loan or any Super Jumbo Loan) for which the posted net yield for thirty-day mandatory future delivery is not furnished by FNMA, the bid price for thirty-day mandatory future delivery quoted by a broker of recognized standing selected by Agent.

          MATERIAL ADVERSE EFFECT means any material adverse effect on (i) the validity or enforceability of this agreement, any Note or any other Loan Document, (ii) the business, operations, total Property or financial condition of Borrower, (iii) the collateral under any Security Instrument,
     (iv) the enforceability or priority of the Lien in favor of Agent for the benefit of Lenders on the collateral under any Security Instrument, or (v) the ability of Borrower timely to perform the Obligations.

          MAXIMUM CONFORMING AMOUNT for a particular Mortgage Loan means the maximum principal amount for any Mortgage Loan which is eligible for purchase by whichever of FNMA or FHLMC has the higher maximum principal amount for Mortgage Loans secured by Mortgages on property located in the state or region where the property covered by the Mortgage related to the Mortgage Loan in question is located.

          MAXIMUM CORRECTION AMOUNT means $2,000,000.

          MAXIMUM RATE has the meaning specified in SECTION 11.9.

          MOODY'S means Moody's Investors Service, Inc.

          MORTGAGE means a mortgage or deed of trust, on a standard form approved by VA, FHA, FNMA or FHLMC or other form approved in writing by the Required Lenders, which grants, as security for a Mortgage Loan, a perfected first-priority lien on residential real property consisting of land and a one-to-four family dwelling thereon which is completed and ready for occupancy.

          MORTGAGE-BACKED SECURITIES means FNMA Securities, FHLMC Securities and GNMA Securities.

          MORTGAGE COLLATERAL means, at any time, Mortgage Loans and Mortgage-Backed Securities then subject to a Lien in favor of Agent for the benefit of Lenders.

          MORTGAGE DOCUMENT DELIVERY REQUEST (SERVICING) means a request substantially in the form of EXHIBIT F or such other form as to which Borrower and Agent may agree.

          MORTGAGE DOCUMENTS means, for any Mortgage Loan, the Principal Mortgage Documents, the Other Mortgage Documents, and, if applicable, the Construction Loan Documents relevant thereto.

          MORTGAGE FILE means the Mortgage File Summary and the Principal Mortgage Documents relevant to a Pledged Mortgage Loan.


          MORTGAGE FILE SUMMARY means a summary setting forth the pertinent information for the Principal Mortgage Documents relevant to a Pledged Mortgage Loan.

          MORTGAGE LOAN means an FHA Loan, VA Loan, Conforming Loan, Investment Mortgage Loan, Construction Loan, Jumbo Loan or Super Jumbo Loan (i) which is secured by a Mortgage and has a maximum term to maturity of thirty years and (ii) is not a commercial loan or -- except as otherwise permitted by this agreement -- a construction loan.

          MORTGAGE LOAN DELIVERY REQUEST means a request substantially in the form of EXHIBIT E-2 or such other form as to which Borrower and Agent may agree.

          MORTGAGE LOAN DELIVERY REQUEST AND ALLOCATION NOTICE means a request substantially in the form of EXHIBIT E-1 or such other form as to which Borrower and Agent may agree.

          MORTGAGE NOTE means a promissory note, on a standard form approved by VA, FHA, FNMA or FHLMC or other form approved in writing by the Required Lenders, which evidences a Mortgage Loan.

          MULTIEMPLOYER PLAN means a "multiemployer plan," as defined in Section 4001(a)(3) or Section 3(37) of ERISA or Section 414 of the Code, which is maintained for the benefit of employees of Borrower or any Related Person.

          NET INCOME of Borrower for any period means the net income (after taxes) which would appear on an income statement of Borrower for such period prepared in accordance with GAAP.

          NET WORTH of Borrower means, as of any date of determination, the sum of (a) the total stockholder's equity which would appear on a balance sheet of Borrower prepared as of such date in accordance with GAAP and (b) the outstanding principal amount of Permitted Subordinated Indebtedness on such date.

          NEW WET MORTGAGE LOAN means a Mortgage Loan identified as a New Wet Mortgage Loan on a Collateral Pledge Certificate (Wet, Builder or Funding Draft).

          NOTES means the Warehouse Promissory Notes and the Swing Promissory Note.

          NOTICE OF CONVERSION has the meaning specified in SECTION 2.12(K)(IV).

          OBLIGATIONS means all of the present and future indebtedness, obligations, and liabilities of Borrower to Agent and Lenders, and all renewals, rearrangements and extensions thereof, or any part thereof, arising pursuant to this agreement or any other Loan Document, and all interest accrued thereon, and reasonable attorneys' fees and other reasonable costs incurred in the drafting, negotiation, enforcement or collection thereof, regardless of whether such indebtedness, obligations, and liabilities are direct, indirect, fixed, contingent, joint, several or joint and several.

          OCC means the Office of the Comptroller of the Currency of the United States of America and any Governmental Authority succeeding to the functions of such office.

          OPERATING ACCOUNT means the non-interest bearing demand deposit account (Account Number 0100131515) established by Borrower with Agent, which account, subject to the provisions of SECTION 3.6, is subject to the sole dominion and control of Borrower.

          ORDINARY RECOURSE OBLIGATION means an obligation of Borrower to purchase a Mortgage Loan serviced by Borrower pursuant to a Servicing Agreement in the event that:

               (a) a material representation or warranty given by Borrower at the time of the sale of such Mortgage Loans proves to have been false or incorrect in any material respect when given;

               (b) Borrower fails timely to perform its servicing obligations with respect thereto;

               (c) such Mortgage Loan is being serviced on behalf of FNMA or FHLMC and the obligor on such Mortgage Loan fails timely to make any payment due in connection therewith in the four-month period commencing on the date of funding of such Mortgage Loan;

               (d) such Mortgage Loan is an adjustable rate Mortgage Loan which is being serviced on behalf of FNMA and the obligor on such Mortgage Loan is exercising its right to convert the interest rate on such Mortgage Loan to a fixed rate; or

               (e) such Mortgage Loan is being serviced on behalf of GNMA and the obligor on such Mortgage Loan fails timely to make any payment due in connection therewith in the four-month period commencing on the date of issuance of the GNMA Security backed by such Mortgage Loan.

          ORIGINAL LOAN AGREEMENT has the meaning specified in the preamble.

          OTHER MORTGAGE DOCUMENTS has the meaning specified in SECTION 3.2.

          OTHER WRITING has the meaning specified in SECTION 2.12(G).

          OVERLINE INDEBTEDNESS means Indebtedness of Borrower provided that (i) the payee with respect thereto is a Lender or Lenders; and (ii) the aggregate principal amount of such Overline Indebtedness to all Lenders does not exceed $20,000,000.

          PARENT means NVR, Inc., a Virginia corporation.

          PBGC means the Pension Benefit Guaranty Corporation or any successor thereto.

          PERMITTED DIVIDENDS means Dividends the declaration and payment of which is permitted under SECTION 7.13.

          PERMITTED INTERCOMPANY PAYABLES means amounts due to Affiliates of Borrower in respect of Permitted Intercompany Transactions and the Permitted Subordinated Indebtedness.

          PERMITTED INTERCOMPANY TRANSACTIONS Borrower means transactions with Affiliates of Borrower (a) which comply in all respects with SECTION 7.14 without regard to the proviso to such Section, and are identified on
     SCHEDULE 5.22, and (b) with respect to which the aggregate consideration paid by Borrower in any month does not exceed the amount for each type of transaction set forth on SCHEDULE 5.22.

          PERMITTED INVESTMENT means an Investment permitted pursuant to SECTION 7.6.

          PERMITTED LIENS means:

               (a) Liens on the Collateral which secure payment of the Obligations (including Liens granted on the Collateral pursuant to the Security Agreement in connection with the Original Loan Agreement or the Existing Loan Agreement);

               (b) Liens on the Collateral permitted under SECTION 7.8(D) and Liens on Take-Out Commitments no longer included in the Collateral permitted under SECTIONS 3.12 and 7.8(C);

               (c) rights of FNMA, FHLMC and GNMA in each case in the Agency Servicing Rights in connection with the Agency Servicing Agreements under which Borrower services Mortgage Loans on behalf of such Person, arising under the FNMA Guide, the FHLMC Guide or the GNMA Guide, as applicable, and rights of any Person counterpart to a Servicing Agreement other than an Agency Servicing Agreement in the Servicing Rights arising thereunder;

               (d)  tax and other Liens permitted under SECTION 6.2;

               (e) Liens in respect of office equipment (including without limitation computers) leased or purchased by Borrower for an aggregate amount no greater than $1,500,000;

               (f) Liens in respect of claims regarding labor, materials, services and supplies provided in connection with REO;

               (g) Liens on REO of the type permitted as exceptions under Part IV, Section 105.05 of the FNMA Guide (Selling) and Section 1704 of the FHLMC Guide;

               (h) Liens to secure obligations of Borrower in respect of workers compensation and other labor laws;

               (i) Liens in respect of appeal or performance bond reimbursement obligations of Borrower undertaken in the ordinary course of business;

               (j)  Repurchase Agreement Liens;

               (k)  Lender Gestation Financing Agreement Liens;

               (1) Liens on Property not included in the Collateral which secure Investment Line of Credit Indebtedness incurred to finance the acquisition of such Property; and

               (m)  Liens to secure the Overline Indebtedness.

     provided, that Liens described in clauses (f), (h) and (i) of this definition shall not constitute Permitted Liens to the extent that the failure of Borrower timely to perform the underlying obligations, individually or in the aggregate, would constitute a Material Adverse Effect.

          PERMITTED RETURNS OF CAPITAL means Returns of Capital which are permitted under SECTION 7.13.

          PERMITTED SERVICING PROCEEDS DISTRIBUTIONS means Servicing Proceeds Distributions which are permitted under SECTION 7.13.

          PERMITTED SUBORDINATED INDEBTEDNESS means Indebtedness under the Affiliate Note.

          PERMITTED SUBSIDIARIES means Subsidiaries which are engaged in some aspect of the mortgage banking business, including, without limitation, title companies and with respect to which the aggregate capital contributed by Borrower to all such Subsidiaries does not exceed $400,000.

          PERMITTED TAX PAYMENTS means payments to or on behalf of the Parent or any Affiliate in respect of taxes, which payments are permitted under
     SECTION 7.18.

          PERSON means any individual, corporation, partnership, joint venture, association, joint stock company, trust, unincorporated organization, Governmental Authority, or other form of entity.

          PLAN means an "employee pension benefit plan" (as defined in Section 3(2) of ERISA) which is or has been established or maintained, or to which contributions are or have been made, by Borrower or any of its Related Persons, or an employee pension benefit plan as to which Borrower or any of its Related Persons would be treated as a contributory sponsor under Title IV of ERISA if it were to be terminated.

          PLEDGED MORTGAGE LOAN means a Mortgage Loan identified in a Collateral Pledge Certificate as a Mortgage Loan in which Borrower is granting Agent a security interest for the benefit of Lenders to secure the Obligations.

          PRINCIPAL MORTGAGE DOCUMENTS has the meaning specified in SECTION 3.2.

          PROPERTY means any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible.

          QUALIFIED ACCOUNTS means non-interest bearing accounts maintained in the name of Borrower with Agent with respect to which the sums on deposit from time to time therein do not constitute demand deposits, as such term is defined in Regulation Q of the Board of Governors of the Federal Reserve System.

          QUARTERLY COMPUTATION PERIOD means (a) for the first Quarterly Computation Period hereunder, the period commencing on the Agreement Date and ending on the earlier to occur of (i) June 30, 1996 and (ii) the Termination Date, and (b) for any other Quarterly Computation Period, the period commencing on the day after the last day of the preceding Quarterly Computation Period and ending on the earlier to occur of (i) the last day of the third calendar month in such Quarterly Computation Period and (ii) the Termination Date.

          REGULATION D means Regulation D of the Board of Governors of the Federal Reserve System.

          RELATED PERSON means any Person that is a member of the same controlled group of corporations (within the meaning of Section 414(b) of the Code) as Borrower or is under common control (within the meaning of
     Section 414(c) of the Code or Section 4001 of ERISA) with Borrower or is a member of any affiliated service group (within the meaning of Section 414(m) of the Code) which includes Borrower or is otherwise treated as part of the controlled group which includes Borrower (within the meaning of Section 414(o) of the Code).

          RELEASED NOTE has the meaning specified in SECTION 3.5.

          REO means real estate owned by Borrower as the result of foreclosure or other process in lieu of foreclosure on a Mortgage which secured a Mortgage Loan.

          REPURCHASE AGREEMENT means an agreement with an Investor pursuant to which Borrower sells and agrees to repurchase interests in Mortgage Loans.

          REPURCHASE AGREEMENT LIENS means Liens granted pursuant to a Repurchase Agreement on Mortgage Loans (and the proceeds thereof) sold by Borrower thereunder and on no other property of Borrower.

          REQUEST FOR RELEASE OF SECURITY INTEREST means a request for release of security interest substantially in the form of EXHIBIT O or such other form as to which Borrower and Agent may agree.

          REQUIRED LENDERS means at any time Lenders whose Commitment Amounts represent at least 66 and 2/3% of the then Total Commitment; provided, that for purposes of determining Required Lenders when some but not all Commitments have terminated, any Lender with outstanding Advances whose Commitment has terminated shall be deemed to have a Commitment Amount equal to its outstanding Advances.

          REQUIRED MORTGAGE DOCUMENTS means Mortgage Documents required to be reviewed by the Agency Custodian in connection with the issuance or guaranty of a Mortgage-Backed Security pursuant to an Agency Commitment.

          REQUIREMENT OF LAW as to any Person means the articles of incorporation and by-laws or other organizational or governing documents of such Person, and any law, statute, code, ordinance, order, rule, regulation, judgment, decree, injunction, franchise, permit, certificate, license, authorization or other determination, direction or requirement (including, without limitation, any of the foregoing which relate to energy regulations and occupational, safety and health standards or controls and environmental, hazardous materials use or disposal and pollution standards or controls) of any Governmental Authority, in each case applicable to or binding upon such Person or any of its Property or to which such Person or any of its Property is subject.

          RESERVE REQUIREMENT means, for any day, the rate at which reserves (including any marginal, supplemental or emergency reserve) are required to be maintained under Regulation D by Agent against "Eurocurrency liabilities," as that term is used in Regulation D, on such day.

          RETURNS OF CAPITAL means any and all payments made by Borrower to NVR Financial Services, Inc. or the Parent which represent a return of cash capital contributions made by such Person to Borrower at any time on or after the Agreement Date.

          SCHEDULED TERMINATION DATE means June 12, 1997.

          SECTION 107 MORTGAGE LOAN means a Mortgage Loan which has been repurchased by Borrower pursuant to a Section 107 Repurchase.

          SECTION 107 REPURCHASE means the repurchase by Borrower pursuant to the FNMA Guide (Servicing) Part III, Section 107 of an adjustable rate Mortgage Loan serviced by Borrower (which Mortgage Loan backs a FNMA Security) in connection with the conversion of the interest rate on such Mortgage Loan to a fixed rate.

          SECURITIES CREDIT TRANSACTION REGULATIONS means Regulations G, T, U and X issued by the Board of Governors of the Federal Reserve System as in effect from time to time.

          SECURITY AGREEMENT means that certain Security Agreement dated as of April 30, 1993, as amended, between Borrower and Agent entered into pursuant to the Original Loan Agreement and confirmed by Borrower pursuant to SECTION 3.1, as amended through the Agreement Date and as the same may from time to time be further amended, modified or supplemented.

          SECURITY INSTRUMENTS means (i) the Security Agreement and (ii) such other executed documents as are or may be necessary to grant to Agent a perfected first, prior and continuing security interest in and to the collateral described in the definition of "Collateral" set forth in the Security Agreement, and any and all other agreements or instruments now or hereafter executed and delivered by or on behalf of Borrower in connection with, or as security for the payment or performance of, all or any of the Obligations, including Borrower's obligations under the Notes and this agreement, as such documents may be amended, modified or supplemented from time to time.

          SERVICING AGREEMENTS means all agreements between Borrower and Persons other than Borrower pursuant to which Borrower undertakes to service Mortgage Loans or pools of Mortgage Loans owned, insured or guaranteed by such Persons; "Servicing Agreements" does not include any subservicing agreements.

          SERVICING PORTFOLIO of Borrower means at any time all Mortgage Loans with respect to which Borrower acts as servicer pursuant to Servicing Agreements.

          SERVICING PROCEEDS DISTRIBUTIONS means any and all payments made by Borrower to NVR Financial Services, Inc. representing a distribution of cash proceeds (not included in Borrower's Net Income) received upon the sale of all or any part of the Contributed Servicing Rights. For purposes of determining the cash proceeds (not included in Borrower's Net Income) received upon the sale of all or any part of the Contributed Servicing Rights, the book value of all such Contributed Servicing Rights shall be allocated among each part of the Contributed Servicing Rights in accordance with
     SCHEDULE 1.1(D).

          SERVICING RECORDS means all contracts and other documents, books, records and other information (including without limitation, computer programs, tapes, discs, punch cards, data processing software and related property and rights) maintained with respect to the Servicing Agreements and the Servicing Portfolio.

          SERVICING RIGHTS means all of Borrower's right, title and interest in and under the Servicing Agreements, including, without limitation, the rights of Borrower to income and reimbursement thereunder.

          SPECIAL BORROWING has the meaning specified in SECTION 2.3(B).

          SPECIAL BORROWING AMOUNT at any time means the greater of (i) zero and
     (ii) the amount equal to (a) the aggregate principal amount of all Special Borrowings outstanding with respect to which the Principal Mortgage Documents have not yet been delivered to Agent, after giving effect to any Special Borrowing in connection with which the Special Borrowing Amount is being calculated minus (b) the Excess Dry Collateral Value at such time.

          SPECIAL BORROWING LIMIT means (a) during the period commencing on the third to last Business Day of any calendar month (e.g., September 27 for the month of September 1995) and running through and including the fourth business day of the following calendar month (e.g., October 5 for the month of October 1995), 30% of the then Total Commitment and (b) at any other time, 20% of the then Total Commitment.

          STANDARD & POORS means Standard & Poor's Ratings Services.

          SUBSIDIARY of any Person (the "first Person") means any Person which is properly treated as a subsidiary of the first Person under GAAP.

          SUPER JUMBO LOAN means a Mortgage Loan, the original principal amount of which is greater than $500,000 but no greater than $750,000 (or such greater amount as Agent, in its sole discretion, may permit on a case-by-case basis), which complies with all applicable requirements for purchase under either (a) the FNMA or FHLMC standard form of conventional mortgage purchase contract then in effect, except that the amount of such loan is greater than the maximum loan amount under such requirements, or (b) a Take-Out Commitment.

          SWING ADVANCE means an advance by Agent to Borrower pursuant to
     SECTION 2.1(C).

          SWING ADVANCE LIMIT means $25,000,000.

          SWING PROMISSORY NOTE means the promissory note delivered by Borrower to Agent pursuant to the second sentence of SECTION 2.2 in the form attached hereto as EXHIBIT A-2 and all renewals, extensions, modifications and rearrangements thereof.

          TAKE-OUT COMMITMENT means a current, valid, binding and enforceable written commitment by an Investor to purchase from Borrower Mortgage Loans or Mortgage-Backed Securities of specific characteristics within a specific period at a specific price or yield.

          TAKE-OUT PRICE means:

               (a) With respect to a pool of Eligible Gestation Mortgage Loans, the Take-Out Price of the Mortgage-Backed Security to be issued or guaranteed pursuant to the Agency Commitment to which such pool has been Allocated; and

               (b) with respect to an Eligible Mortgage-Backed Security, the price for such Eligible Mortgage-Backed Security under the Take-Out Commitment to which such Eligible Mortgage-Backed Security has been Allocated.

          TAKE-OUT REPORT means the report substantially in the form of EXHIBIT J hereto (or such other forms as to which Borrower and Agent may agree), delivered by Borrower pursuant to SECTION 6.1(F).

          TAX ALLOCATION AGREEMENT means that certain Amended and Restated Tax Allocation Agreement dated as of March 7, 1996, among the Parent, Borrower and certain Affiliates of Borrower, a true and correct copy of which is attached as EXHIBIT O.

          TERMINATION DATE means the Scheduled Termination Date or the earlier date of termination in whole of the Commitments pursuant to SECTION 8.2.

          TOTAL COMMITMENT at any time means the sum of the Commitment Amounts in effect at such time.

          TOTAL LIABILITIES of Borrower means, as of any date of determination, all amounts which would be included as liabilities on a balance sheet of Borrower as of such date prepared in accordance with GAAP.

          TYPE means, with respect to Advances, any of the following, each of which shall be deemed to be a different "Type" of Advance: Domestic Rate Advances, Eurodollar Rate Advances having a one-month Eurodollar Borrowing Period, Eurodollar Rate Advances having a two-month Eurodollar Borrowing Period, and Eurodollar Rate Advances having a three-month Eurodollar Borrowing Period. Any Eurodollar Rate Advance having a Eurodollar Borrowing Period that differs from the duration specified for a Type of Eurodollar Rate Advance listed above solely as a result of the operation of clauses
     (a) and (b) of the definition of "Eurodollar Borrowing Period" shall be deemed to be an Advance of such above-listed Type notwithstanding such difference in duration of Eurodollar Borrowing Periods.

          UCC means the Uniform Commercial Code as adopted in the State of Texas, Tex. Bus. & Com. Code Ann. (S) 1.101 et seq. (Vernon 1968 and Supp.
     1992), as amended from time to time.

          U.S. GOVERNMENT SECURITIES means securities of the United States government or any agency thereof which are backed by the full faith and credit of the United States and have a current maturity of ninety days or less.

          VA means the Department of Veterans Affairs, or any successor thereto.

          VA LOAN means a Mortgage Loan the payment of which is partially or completely guaranteed by the VA under the Servicemen's Readjustment Act of 1944, as amended, or Chapter 37 of Title 38 of the United States Code or with respect to which there is a current binding and enforceable commitment for such a guaranty issued by the VA.

          VALUATION ELECTION NOTICE means a valuation election notice in the form of EXHIBIT E-3 or such other form as to which Borrower and Agent may agree.

          WAREHOUSE ADVANCE means an advance by a Lender to Borrower pursuant to
     SECTION 2.1(B) or 2.1(D).

          WAREHOUSE PROMISSORY NOTES means the promissory notes delivered by Borrower to Lenders pursuant to the first sentence of SECTION 2.2 each in the form attached hereto as EXHIBIT A-1 and all renewals, extensions, modifications and rearrangements thereof.

          WEIGHTED AVERAGE TAKE-OUT PRICE means, with respect to a Mortgage Loan, the weighted average Take-Out Commitment price, expressed as a percentage, determined as set forth on SCHEDULE 1.1(C).

          WELFARE PLAN means an employee welfare benefit plan (as defined in Section 3(1) of ERISA) or a group health plan (as defined in Section 4980B(g)(2) of the Code) which is or has been established or maintained, or to which contributions are or have been made, by Borrower or any of its Related Persons.

          WET MORTGAGE LOAN means a Mortgage Loan which was identified by Borrower as a New Wet Mortgage Loan at the time when Agent was first granted a security interest in such Mortgage Loan for the benefit of Lenders.

     1.2  TIME REFERENCES.  Time references (e.g., 9:30 a.m.) are to time in
          ---------------
Dallas, Texas. In calculating a period from one date to another, the word "from" means "from and including" and the word "to" or "until" means "to but excluding."

     1.3  OTHER REFERENCES.  Where appropriate, the singular includes the plural
          ----------------
and vice versa, and words of any gender include each other gender. Heading and caption references may not be construed in interpreting provisions. Monetary references are to currency of the United States of America. Section, paragraph, annex, schedule, exhibit, and similar references are to the particular Loan Document in which they are used. References to "telecopy," "facsimile," "fax," or similar terms are to facsimile or telecopy transmissions. References to any Person include that Person's heirs, personal representatives, successors, trustees, receivers, and permitted assigns. References to any Requirement of Law include every amendment or supplement to it, rule and regulation adopted under it, and successor or replacement for it. References to any Loan Document or other document include every renewal and extension of it, amendment and supplement to it, and replacement or substitution for it. The words "hereof," "herein," "hereunder" and similar terms when used in this agreement shall refer to this agreement as a whole and not to any particular provision of this agreement.

SECTION 2. AMOUNT AND TERMS OF CREDITS
           ---------------------------

     2.1  COMMITMENT.
          ----------

          (a)  Advances in General.  Subject to the terms and conditions
               -------------------
     contained in this agreement, each Lender severally agrees to make Warehouse Advances (including Warehouse Advances to refinance Swing Advances) to or for the account of Borrower on a revolving credit basis from time to time on any Business Day from the Agreement Date through the earlier to occur of the Termination Date and the Business Day preceding the Scheduled Termination Date in an amount not to exceed at any one time outstanding the Commitment Amount of such Lender. Subject to the terms and conditions contained in this agreement, Agent may elect to fund Swing Advances on a revolving credit basis from time to time on any Business Day from the Agreement Date through the earlier to occur of the Termination Date and the Business Day preceding the Scheduled Termination Date in an amount not to exceed at any one time outstanding the Swing Advance Limit. Subject to
     SECTION 2.12(K), SECTION 2.13 and the other terms and conditions of this agreement, Warehouse Advances may, at the option of Borrower, be made as, and from time to time continued as or converted into, Domestic Rate Advances or Eurodollar Rate Advances of any permitted Type, or any combination thereof. Swing Advances may only be made as and continued as Domestic Rate Advances and no Swing Advance may be made or converted into a Eurodollar Rate Advance of any Type.

          (b)  Warehouse Advances.  Each Borrowing under this SECTION 2.1(B)
               ------------------
     shall be in an aggregate amount of not less than $100,000 and shall consist of Warehouse Advances made on the Borrowing Date by Lenders ratably according to their respective Commitment Amounts, provided, that:

               (i) the aggregate amount of Warehouse Advances at any time outstanding shall not exceed the amount equal to the Total Commitment minus the aggregate amount of Swing Advances then outstanding; and


               (ii) the sum of the aggregate amount of Warehouse Advances outstanding and the aggregate amount of Swing Advances outstanding shall not at any time exceed the Borrowing Base.

     Within the limits of each Lender's Commitment and subject to the other terms and conditions hereof, Borrower may borrow, repay (whether pursuant to SECTION 2.5 of this agreement or otherwise), and reborrow under this
     SECTION 2.1(B).


          (c)  Swing Advances.  Each Borrowing under this SECTION 2.1(C) shall
               --------------
     be funded solely by Agent and shall consist of a Swing Advance by Agent on the Borrowing Date, PROVIDED, THAT NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, AGENT SHALL HAVE NO OBLIGATION, WHETHER TO BORROWER, ANY LENDER OR ANY OTHER PERSON, TO FUND ANY SWING ADVANCE, the funding of any Swing Advance being entirely in the discretion of Agent subject only to the limitations that Agent shall not fund any Swing Advance if:

               (i) The aggregate amount of Swing Advances outstanding after giving effect to such Swing Advance would exceed the lesser of:


                    (A)  The Swing Advance Limit; and

                    (B) the amount equal to the Total Commitment minus the aggregate amount of Warehouse Advances then outstanding;

               (ii) the sum of the aggregate amount of Warehouse Advances outstanding and the aggregate amount of Swing Advances outstanding after giving effect to such Swing Advance would exceed the Borrowing Base;

               (iii) Agent has not received a duly executed Borrowing Request;

               (iv) Agent has received written notice from Borrower or any Lender that a Default, Event of Default or Excess Special Borrowing exists and such Default, Event of Default or Excess Special Borrowing has not been waived or cured in accordance with this agreement; or

               (v) the employee of Agent authorizing such Swing Advance has actual knowledge that a Default, Event of Default or Excess Special Borrowing exists or would result from the funding thereof.

     Notwithstanding the provisions of SECTION 4.2(A) regarding the timing of delivery of Borrowing Requests, Borrower may request a Swing Advance at any time on any Business Day by delivering a Borrowing Request at such time; provided, that Agent shall have no obligation to receive or consider any Borrowing Request which is delivered after 3:00 p.m. on the Borrowing Date stated therein. In the event that Agent receives a Borrowing Request which seeks a Swing Advance prior to 11:00 a.m. on the Borrowing Date stated therein and Agent elects not to make the requested Swing Advance, such Borrowing Request shall be deemed to constitute a request for Warehouse Advances on such Borrowing Date in an aggregate amount equal to the Swing Advance requested and Agent shall notify each Lender of such Borrowing Request no later than 12:00 noon on such Borrowing Date.

          (d)  Mandatory Refinancing or Purchase of Participations in Swing
               ------------------------------------------------------------
     Advances. Subject only to compliance by Agent with the provisions of
     --------
     clauses (i) through (v) of SECTION 2.1(C) and the further proviso that no Lender shall be required to make Warehouse Advances to refinance Swing Advances if the sum of such Warehouse Advances and the outstanding Warehouse Advances of such Lender would exceed such Lender's Commitment Amount, and notwithstanding the termination of such Lender's Commitment pursuant to SECTION 8.2, the existence or imminence of any Default or Event of Default or any other fact or circumstance, upon the request of Agent (which request shall be given no less frequently than once in each calendar week) each Lender absolutely, irrevocably and unconditionally agrees to make Warehouse Advances ratably according to its share of the Total Commitment in an amount (assuming funding by each Lender of its ratable share) sufficient to repay any Swing Advances then outstanding. Borrower and each Lender hereby irrevocably authorize (i) Agent to request Warehouse Advances on behalf of Borrower for the purpose of refinancing Swing Advances as contemplated by this SECTION 2.L(D) and (ii) Agent to disburse the proceeds of any Warehouse Advances so requested and funded to Agent for payment of the Swing Advances then outstanding. Notwithstanding the foregoing provisions of this SECTION 2.1(D), if Agent shall request that each Lender purchase participations in the outstanding Swing Advances in lieu of making Warehouse Advances to refinance such Swing Advances, each Lender absolutely, irrevocably and unconditionally agrees to purchase from Agent such participations in the Swing Advances owing as shall be necessary to cause such purchasing Lender to share in the Swing Advances ratably (according to its share of the Total Commitment) with each of Lenders. Borrower agrees that any Lender so purchasing a participation from Agent pursuant to this SECTION 2.L(D) may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off) with respect to such participation as fully as if such Lender were the direct creditor of Borrower in the amount of such participation.

     2.2  NOTES.  The Warehouse Advances made by each Lender pursuant to SECTION
          -----
2.1(B) and SECTION 2.1(D) shall be evidenced by a Warehouse Promissory Note payable to such Lender in the principal amount of the Commitment Amount of such Lender. Such Swing Advances as may be made by Agent in its sole discretion (subject only to the limitations on such discretion set forth in clauses (i) through (v) of SECTION 2.1(C)) shall be evidenced by the Swing Promissory Note payable to Agent in the principal amount of the Swing Advance Limit. Each Note shall be payable and bear interest as set forth in SECTIONS 2.5, 2.12 and 11.9.

     2.3  NOTICE AND  MANNER OF OBTAINING BORROWINGS; SPECIAL BORROWINGS.
          --------------------------------------------------------------

          (A   Borrowings Generally.
               --------------------

               (I     Borrower shall request each Borrowing by delivering a
          Borrowing Request to Agent in accordance with the provisions of
          SECTION 4.2. If such Borrowing Request is not for a Swing Advance (or if such Borrowing Request is for a Swing Advance but Agent has elected not to fund the requested Swing Advance), then not later than 12:00 noon following receipt by it of such Borrowing Request, Agent shall notify each Lender of the Warehouse Advance to be made by such Lender in connection with such Borrowing Request by telecopying a Borrowing Notice to such Lender. Not later than 1:00 p.m. on the Borrowing Date specified in the Borrowing Notice, and subject to the terms and conditions of this agreement, each Lender shall make available to Agent at the office of Agent set forth in SECTION 11.1, in immediately available funds, such Lender's Warehouse Advance by wire transfer of federal funds or deposit of other immediately available funds to the Funding Account.

               (II    Notwithstanding the foregoing, unless Agent shall have
          received notice from a Lender prior to 1:00 p.m. on the Borrowing Date that such Lender will not make available to Agent such Lender's Advance, Agent may assume that such Lender has made the full amount of its Advance available to Agent in accordance with this SECTION 2.3(A) and Agent may, in reliance upon such assumption, make available to Borrower at such time such amount in same day funds. If and to the extent that such Lender shall have not so made the requested Advance available to Agent and Agent, in reliance upon such assumption, has made available to Borrower the amount of such Advance, such Lender and Borrower severally agree to repay Agent forthwith on demand such amount together with interest thereon (provided, that Agent shall only be entitled to repayment of the amount so funded by it plus interest on such amount), for each day from the date such amount is made available to Borrower until the date such amount is repaid to Agent, at (i) for so much of such amount as is repaid by Borrower, the interest rate at the time applicable hereunder if such amount had been an additional Advance by Agent in its capacity as a Lender hereunder and (ii) for so much of such amount as is repaid by such Lender, the Federal Funds Rate. To the extent that such Lender repays Agent the amount of the requested Advance, such amount so repaid shall constitute such Lender's Advance as part of such Borrowing for purposes of this agreement and all interest on such Advance shall accrue to and be payable to such Lender.

               (III   The failure of any Lender to make the Advance to be made
          by it as part of any Borrowing shall not relieve any other Lender of its obligation, if any, hereunder to make its Advance on the Borrowing Date, but neither Agent nor any Lender shall be responsible for the failure of any other Lender to make the Advance to be made by such other Lender on the Borrowing Date.

               (IV    If a Borrowing Request is for a Swing Advance and Agent
          elects to fund the Swing Advance so requested, Agent shall, as soon as practicable after such election, notify Borrower and deposit the Swing Advance in immediately available funds in the Funding Account.

          (B   Special Borrowings.  Borrower may from time to time request that
               ------------------
     certain Borrowings (to consist of Warehouse Advances, or, subject to the limitations on Agent's discretion to fund Swing Advances set forth in clauses (i), (ii) and (iii) of SECTION 2.1(C), Swing Advances) be funded prior to the delivery to Agent of the corresponding Principal Mortgage Documents (individually, a "SPECIAL BORROWING"; collectively, "SPECIAL BORROWINGS"). Lenders agree to make Warehouse Advances in respect of Special Borrowings in accordance with SECTION 2.3(A) (and agree that Agent may, subject to the provisions of SECTION 2.1(C), if it so elects make Swing Advances in respect of Special Borrowings) subject to the terms and conditions of this agreement, including, without limitation, the following terms and conditions:

               (I     No Special Borrowing shall be made if, after the making of such Special Borrowing, the Special Borrowing Amount would exceed the Special Borrowing Limit in effect on the Borrowing Date of such Special Borrowing;

               (II    Borrower shall grant to Agent, from the date of the
          Collateral Pledge Certificate (Wet, Builder or Funding Draft) on which each New Wet Mortgage Loan is identified, a perfected, first-priority security interest in the Mortgage Loans so identified and in all Principal Mortgage Documents and Other Mortgage Documents related thereto;

               (III   Borrower shall deliver to Agent, no later than 10:00 a.m.
          on the sixth Business Day after the date of the Collateral Pledge Certificate (Wet, Builder or Funding Draft) on which each New Wet

          Mortgage Loan is identified (the "DOCUMENT DELIVERY TIME" for each such New Wet Mortgage Loan), the Principal Mortgage Documents relevant to each such New Wet Mortgage Loan so identified; and

               (IV    the Collateral Pledge Certificate (Wet, Builder or Funding
          Draft) delivered by Borrower to Agent, pursuant to which Borrower identifies each New Wet Mortgage Loan, shall describe the Mortgage Note or Mortgage Notes to be delivered to Agent in connection therewith by Company Loan Number, Company CDS Number, maker, interest rate, loan type, Face Amount, Cost, warehoused amount, date and whether or not such New Wet Mortgage Loan is a SECTION 107 Mortgage Loan, a Funding Draft Mortgage Loan or a Builder Mortgage Loan.

     2.4  FEES.
          ----

          (A   Facility Fees.  Borrower agrees to pay to Agent for the account
               -------------
     of each Lender a facility fee on such Lender's average Commitment Amount in an amount equal to .125% per annum of such average Commitment Amount, which fee shall be payable in arrears on the Fee and Interest Period Payment Dates for each Quarterly Computation Period.

          (B   Agency Fee.  In consideration of Agent serving as Agent for
               ----------
     Lenders under this agreement and the other Loan Documents, Borrower agrees to pay Agent agency fees. Such fees shall be determined in accordance with and shall be due and payable as provided in the Agent Fee Letter.

          (C   Custodian Fee.  In consideration of Agent serving as custodian
               -------------
     for the Collateral, Borrower agrees to pay Agent custodial fees. Such fees shall be determined in accordance with and shall be due and payable as provided in the Custodial Fee Letter.

          (D   Usage Fee.  In connection with the Construction Loan sublimit,
               ---------
     Borrower agrees to pay a per annum amount equal to the product of .25% multiplied by the outstanding amount of Advances in connection with Construction Loans as indicated from time to time on the Borrowing Request. Such Fees shall be payable in arrears on the Fee and Interest Payment Dates.

     2.5  MANDATORY REPAYMENTS.  Borrower shall repay all outstanding Advances
          --------------------
on the Termination Date. If at any time the aggregate amount of Advances outstanding exceeds either the total Commitment or the Borrowing Base, Borrower, upon the demand of Agent or any Lender, shall repay so much of the outstanding Advances as may be necessary to eliminate such excess. If at any time an Excess Special Borrowing exists, Borrower, upon the demand of Agent or any Lender, shall repay so much of the outstanding Special Borrowings with respect to which the Principal Mortgage Documents have not yet been delivered to Agent as may be necessary to eliminate such Excess Special Borrowing.

     2.6  BUSINESS DAYS.  If the scheduled date for any payment hereunder falls
          -------------
on a day which is not a Business Day, then for all purposes of the Notes and this agreement the same shall be deemed to have fallen on the next following Business Day, and, except for such payments as to which interest had ceased to accrue prior to the scheduled date for payment, such extension of times shall be included in the computation of payments of interest.

     2.7  PAYMENT PROCEDURE.
          -----------------

          (A   In General.  All payments of the principal of and interest and
               ----------
     fees upon the Notes shall be made by Borrower to Agent before 1:00 p.m. on the respective dates when due in federal or other immediately available funds at Agent's address set forth in SECTION 11.1. Agent will promptly thereafter cause to be distributed like funds relating to the payment of principal or interest or fees ratably to Lenders according to their interests therein and like funds relating to the payment of any other amount payable to any Lender to such Lender, in each case to be applied in accordance with terms of this agreement. Funds received after 1:00 p.m. shall be treated for all purposes as having been received by Agent on the Business Day next following the date of receipt of such funds.

          (B   Order and Notice of Payments. Contemporaneously with the making
               ----------------------------
     of any payments in respect of the Advances, Borrower shall give Agent telephonic notice of the amount being repaid. If no Event of Default exists and is continuing, Borrower shall repay any Domestic Rate Advances consisting of Swing Advances outstanding prior to repaying any Domestic Rate Advances consisting of Warehouse Advances then outstanding and, except to the extent of any Eurodollar Rate Advances as to which the applicable Eurodollar Borrowing Period ends on the date of such payment (which Eurodollar Rate Advances shall, unless being continued as Eurodollar Rate Advances pursuant to SECTION 2.12(K), be repaid prior to the repayment of any Domestic Rate Advances on such date), Borrower shall repay Domestic Rate Advances outstanding prior to repaying any Eurodollar Rate Advances outstanding. Subject to the preceding sentence, if no Event of Default exists and is continuing, payments in respect of the Obligations shall be applied to specific types of Obligations (e.g., fees, expenses, principal and interest) as Borrower directs. At any time when an Event of Default exists and is continuing, all payments in respect of the Obligations shall (unless Agent and Lenders shall otherwise unanimously agree) be applied FIRST to all reasonable costs, expenses, fees and reasonable attorneys' fees incurred by, and agency or custodian fees due to, Agent arising out of or in connection with this agreement, the Notes or the other Loan Documents, including, without limitation, all reasonable costs, expenses, fees and reasonable attorneys' fees arising out of or in connection with the negotiation, preparation and enforcement of such documents; SECOND, to the payment of all expenses due and payable under SECTION 6.5 ratably among Lenders in accordance with such amounts; THIRD, to the payment of fees due and payable under SECTION 2.4(A) and 2.4(D), ratably in accordance with such amounts; FOURTH, to the payment of interest then due and payable under the Notes, ratably in accordance with the amount of interest owed to each Lender; and FIFTH, to the payment of principal of the Notes ratably in accordance with the outstanding Advances of each Lender; provided, that (x) payments due under the preceding clause FOURTH to any Lender which has failed to make any Advance or purchase any participation required to be made or purchased by such Lender under SECTION 2.L(D) shall be allocated first to the payment of interest then due and payable under the Swing Promissory Note and then to such Lender and (y) payments due under the preceding clause FIFTH to any Lender which has failed to make any Advance or purchase any participation required to be made or purchased by such Lender under SECTION 2.1(D) shall be allocated first to the payment of principal of the Swing Promissory Note and then to such Lender. Agent shall promptly notify Borrower and each of Lenders of the application of any payment to anything other than the principal of or interest on the Notes.

     2.8  PAYMENTS NOT IN FULL.  Unless Agent shall have received notice from
          --------------------
Borrower prior to the date on which any payment is to be made to Agent for the account of Lenders hereunder that Borrower will not make such payment in full, Agent may assume that Borrower has made such payment in full to Agent on such date and Agent may, in reliance upon such assumption, cause to be distributed to each Lender on such due date an amount equal to the amount then due such Lender. If and to the extent that Borrower shall have not so made such payment in full to Agent and Agent, in reliance on such assumption, has distributed such amounts to Lenders, each Lender shall repay to Agent forthwith on demand such amount distributed to such Lender together with interest thereon, for each day from the date such amount is distributed to such Lender until the date such Lender repays such amount to Agent, at the Federal Funds Rate.

     2.9  SHARING OF PAYMENTS, ETC. If any Lender shall obtain any payment
          ------------------------
(whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) on account of the Advances owing to it (other than pursuant to SECTIONS 2.1(D), 2.7, OR 2.10) in excess of its ratable portion of payments on account of the Advances obtained by all Lenders, such Lender shall forthwith purchase from the other Lenders such participations in the Advances owing to them as shall be necessary to cause such purchasing Lender to share the excess payment ratable with each of them; provided, however, that if all or any portion of such excess payment is thereafter recovered from such purchasing Lender, each such purchase shall be rescinded, and each Lender from which such a purchase was made shall repay to the purchasing Lender the purchase price to the extent of such recovery together with an amount equal to such Lender's ratable share (according to the proportion of (i) the amount of such Lender's required repayment to (ii) the total amount so recovered from the purchasing Lender) of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered. Borrower agrees that any Lender so purchasing a participation from another Lender pursuant to this SECTION 2.9 may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off) with respect to such participation as fully as if such Lender were the direct creditor of Borrower in the amount of such participation.


     2.10 REQUIREMENTS OF LAW.
          -------------------

          (A   In the event that the adoption of any new Requirement of Law or any change in any existing Requirement of Law (other than any change in the articles of incorporation, by-laws or other organizational or governing documents of the relevant Lender) or in the interpretation or application thereof or compliance by any Lender with any request or directive (whether or not having the force of law) from any central bank or other Governmental Authority issued after the Agreement Date:


               (I    shall subject any Lender to any tax of any kind whatsoever with respect to this agreement, any Note or any Advance made by it, or change the basis of taxation of payments to such Lender of principal, facility fee, interest or any other amount payable hereunder (except for changes in the rate of tax on the overall net income of such Lender and changes in the computation of the overall net income of such Lender that do not specifically involve payments to Lender under this agreement, any Note, or any Advance, even though such changes have the effect of increasing the effective rate of tax imposed on income of such Lender);

               (II   shall impose, modify or hold applicable any reserve,
          special deposit, compulsory loan or similar requirement against assets held by, or deposits or other liabilities in or for the account of, commitments, advances or loans by, or other credit extended by, or any other acquisition of funds by, any office of such Lender which are not otherwise included in the determination of any interest rate under such Lender's note;

               (III   shall impose on such Lender any other condition;

     and the result of any of the foregoing is to increase the cost to such Lender, by any amount which such Lender deems to be material, of making, renewing or maintaining its Commitment or Advances or to reduce any amount receivable hereunder, in each case, in respect of its Advances, then, Borrower shall promptly pay such Lender, upon its written demand setting forth the basis for such demand, any additional amounts necessary to compensate such Lender for such additional cost or reduced amount receivable. A certificate as to any additional amounts payable pursuant to the foregoing sentence submitted by such Lender, through Agent, to Borrower shall be conclusive in the absence of manifest error. This covenant shall survive the termination of this agreement and payment of the Notes.

          (B   In the event that any Lender shall have determined that the adoption of any new law, rule, regulation or guideline regarding capital adequacy, or any change therein or in the interpretation or application thereof or compliance by any Lender or any corporation controlling such Lender with any request or directive regarding capital adequacy (whether or not having the force of law) from any central bank or Governmental Authority issued after the Agreement Date, including, without limitation, the issuance of any final rule, regulation or guideline, does or shall have the effect of reducing the rate of return on such Lender's or such corporation's capital as a consequence of its obligations hereunder to a level below that which such Lender or such corporation could have achieved but for such adoption, change or compliance (taking into consideration such Lender's or such corporation's policies with respect to capital adequacy) by an amount deemed by such Lender to be material, then Borrower shall promptly pay such Lender, upon its written demand setting forth the basis for such demand, any additional amounts necessary to compensate such Lender or such corporation for such reduced rate of return. A certificate as to any additional amounts payable pursuant to the foregoing sentence submitted by such Lender, through Agent, to Borrower shall be conclusive in the absence of manifest error. This covenant shall survive the termination of this agreement and payment of the Notes.

          (c)  Mandatory Suspensions and Conversions of Eurodollar Rate
               --------------------------------------------------------
     Advances. A Lender's obligations to make or continue or convert Warehouse
     --------
     Advances into Eurodollar Rate Advances of any Type shall be suspended, all such Lender's outstanding Warehouse Advances of that Type shall be converted on the last day of their applicable Eurodollar Borrowing Periods (or, if earlier, in the case of clause (iii) below, on the last day such Lender may lawfully continue to maintain Warehouse Advances of that Type) into, and all pending requests for the making or continuation of or conversion into Warehouse Advances of such Type by such Lender shall be deemed requests for, Domestic Rate Advances, if:

               (i) on or prior to the determination of an interest rate for a Eurodollar Rate Advance of that Type for any Eurodollar Borrowing Period, Agent determines that appropriate information is not available to it for purposes of determining the Adjusted Eurodollar Rate for such Eurodollar Borrowing Period;

               (ii) on or prior to the first day of any Eurodollar Borrowing Period for a Eurodollar Rate Advance of that Type, such Lender determines that the Adjusted Eurodollar Rate as determined by Agent for such Eurodollar Borrowing Period would not accurately reflect the cost to such Lender of making, continuing, or converting Warehouse Advances into, a Eurodollar Rate Advance of such Type for such Eurodollar Borrowing Period; or

               (iii) at any time such Lender determines that any new Requirement of Law or any change in any Requirement of Law existing on the Agreement Date (other than any change in the articles of incorporation, by-laws or other organizational or governing documents of the relevant Lender) or in the interpretation or application thereof or compliance by any Lender with any request or directive (whether or not having the force of law) from any central bank or other Governmental Authority issued after the Agreement Date makes it unlawful or impossible for such Lender to make, continue, or convert a Warehouse Advance into, any Type of Eurodollar Rate Advance, or to comply with its obligations hereunder in respect thereof.

     If, as a result of this SECTION 2.10(C), any Warehouse Advance of any Lender that would otherwise be made or maintained as or converted into a Eurodollar Rate Advance of any Type for any Eurodollar Borrowing Period is instead made or maintained as or converted into a Domestic Rate Advance, then, unless the corresponding Warehouse Advance of each of the other Lenders is also to be made or maintained as or converted into a Domestic Rate Advance, such Warehouse Advance shall be treated as being a Eurodollar Rate Advance of such Type for such Eurodollar Borrowing Period for all purposes of this agreement (including the timing, application and proration among Lenders of interest payments, conversions and prepayments) except for the calculation of the interest rate borne by such Warehouse Advance. Agent shall promptly notify Borrower and each Lender of the existence or occurrence of any condition or circumstance specified in clause (i) above, and each Lender shall promptly notify Borrower, through Agent, and Agent of the existence or occurrence of any condition or circumstance specified in clause (ii) or (iii) above applicable to such Lender's Warehouse Advances, but the failure by Agent or such Lender to give any such notice shall not affect such Lender's rights hereunder.

          (d)  Funding Losses.  Borrower shall pay to each Lender, upon request,
               --------------
     such amount or amounts as such Lender reasonably determines are necessary to compensate it for any funding loss, cost or expense incurred by it as a result of (i) any payment, prepayment or conversion of a Eurodollar Rate Advance on a date other than the last day of the Eurodollar Borrowing Period for such Eurodollar Rate Advance or (ii) a Eurodollar Rate Advance for any reason not being made or converted, or any payment not being made, on the date therefor determined in accordance with the applicable provisions of this agreement. At the election of such Lender, and without limiting the generality of the foregoing, but without duplication, such compensation on account of losses may include an amount equal to the excess of (x) the interest that would have been received from Borrower under this agreement on any amounts to be reemployed during an Eurodollar Borrowing Period or its remaining portion over (y) the interest component of the return that such Lender reasonably determines it could have obtained had it placed such amount on deposit in the interbank Dollar market selected by it for a period equal to such Eurodollar Borrowing Period or its remaining portion.

          (e)  Payment of Additional Amounts. Any additional amounts payable
               -----------------------------
     pursuant to this SECTION 2.10 shall be payable, in the case of those applicable to prior periods, within 15 days after request by such Lender for such payment and, in the case of those applicable to future periods, on the dates specified, or determined in accordance with a method specified, by such Lender.

          (f)  Certain Determinations; Notice.  In making the determinations
               ------------------------------
     contemplated by SECTIONS 2.10(A), (B), (C), and (D), each Lender may make such estimates, assumptions, allocations and the like that such Lender in good faith determines to be appropriate, and such Lender's selection thereof in accordance with this SECTION 2.10(F), and the determinations made by such Lender on the basis thereof, shall be final, binding and conclusive upon Borrower, except, in the case of such determinations, for manifest errors in computation or transmission. Each Lender shall furnish to Borrower, through Agent, a certificate outlining in reasonable detail the computation of any amounts claimed by it under SECTION 2.10(A), (B),
     (C), and (D) and the assumptions underlying such computations. Each Lender will promptly notify Borrower, through Agent, of any determination made by it referred to in SECTION 2.10(A), (B), (C), and (D) above, but the failure to give such notice shall not affect such Lender's right to compensation.

          (g)  Change of Eurodollar Lending Office, etc. If an event occurs with
               -----------------------------------------
     respect to any Lender that entitles such Lender to make a claim under
     SECTION 2.10(A) or (B), or which makes operable the provisions of SECTION 2.10(C)(III), such Lender shall, if requested by Borrower, use reasonable efforts to take any reasonable action (including the designation of a new Eurodollar Lending Office) to reduce the amount such Lender is so entitled to claim or reduce such operability; provided, that no Lender shall be obligated to take any action under this SECTION 2.10(G) if such action, in the sole and absolute judgment of such Lender would be otherwise than immaterially disadvantageous to such Lender or in any manner contrary to such Lender's policies. Except in the case of a change in Eurodollar Lending Office made at the request of Borrower, the designation of a new Eurodollar Lending Office by any Lender shall not obligate Borrower to pay any amount to such Lender under SECTION 2.10(A), (B), or (C) if such claim or the operability of such clause results solely from such designation and not from a change in any Requirement of Law after the Second Amendment Agreement Date.

     2.11 OVERLINE INDEBTEDNESS.  Notwithstanding the provisions of SECTIONS
          ---------------------
2.1, 2.7 and 2.9 or any other provision of the Loan Documents to the contrary, if an Overline Indebtedness exists and until such time as all outstanding Overline Indebtedness has been paid in full, all repayments of outstanding Advances shall be applied, FIRST, to repayment of any outstanding Overline Indebtedness, and SECOND, pro-rata to the outstanding Warehouse Advances.

     2.12 INTEREST.
          --------

          (a)  In General.  Borrower shall pay interest on the Domestic Rate
               ----------
     Advances for each Computation Period on the Fee and Interest Payment Date for such Computation Period.

          (b)  Average Gestation Advances.  The Average Gestation Advances of
               --------------------------
     each Lender for each Computation Period shall bear interest at the lesser of (i) the per annum rate of interest equal to the sum of (A) the Average Federal Funds Rate for such Computation Period and (B) 0.85% per annum and
     (ii) the Maximum Rate.

          (c)  Average Regular Advances.  The Average Regular Advances of each
               ------------------------
     Lender for each Computation Period shall bear interest at the lesser of (i) the sum of (a) the Average Federal Funds Rate for such Computation Period and (b) 1.25% per annum and (ii) the Maximum Rate.

          (d)  Average Construction Advances.  The Average Construction
               -----------------------------
     Advances of each Lender for each Computation Period shall bear interest at the lesser of (i) the sum of (a) the Average Federal Funds Rate for such Computation Period and (b) 2.0% per annum and (ii) the Maximum Rate.

          (e)  Overdue Amounts.  Overdue principal, interest and other amounts
               ---------------
     shall bear interest for each day that such amounts are overdue (after, as well as before, judgment) at the lesser of (i) the sum of 4.00% and the Base Rate and (ii) the Maximum Rate. Interest payable on overdue amounts shall be payable on demand.

          (f)  Notice of Amounts and Rates, etc.  (i) As soon as practicable
               ---------------------------------
     after the end of each Computation Period, Agent shall notify Borrower and each Lender of Average Federal Funds Rate for such Computation Period and the Average Domestic Rate Advances, the Average Gestation Advances and the Average Regular Advances for such Lender for such Computation Period. (ii) As soon as practicable after the end of each Computation Period, and in any event no later than the eighty day of the following Computation Period, each Deposit Holding Lender shall give Agent and Borrower notice of any interest credits due Borrower on the Domestic Rate Advances of such Lender under the applicable Other Writing.

          (g)  Other Writings.  If they so elect, Borrower and any Deposit
               --------------
     Holding Lender may enter into additional written agreements (each an OTHER WRITING) providing for alternative calculations of interest on the Domestic Rate Advance of such Deposit Holding Lender and the carry forward of credits for account balances; provided, that (i) in no event shall such alternative calculation result in more interest being due such Deposit Holding Lender for the period from the initial Advance by such Deposit Holding Lender through the date of determination than would be payable hereunder; (ii) nothing in such Other Writing shall modify the circumstances under which interest due such Deposit Holding Lender shall be paid to Agent for the account of such Deposit Holding Lender, as set forth in SECTION 2.7(A); (iii) upon the written request of Agent following the occurrence of any Event of Default, Borrower and each Deposit Holding Lender shall deliver to Agent a certified copy of such Deposit Holding Lender's Other Writing, and Borrower and each Lender which is not a Deposit Holding Lender shall certify to Agent the absence of any such Other Writing; and (iv) the provisions of this SECTION 2.12(G) shall be controlling in the event of any conflict between such provisions and any such Other Writing.

          (h)  360 Day Year; Maximum Rate.  For purposes of calculating any
               --------------------------
     interest rate that is either a fixed rate or a rate which is based on the Base Rate, any Eurodollar Rate, or the Federal Funds Rate, interest shall be calculated on the basis of the actual number of days elapsed over a 360-day year. For purposes of calculating any fees on a per annum basis, fees shall be calculated on the basis of the actual number of days elapsed over a 360-day year. Any fees or other sums contracted for or received which constitute interest under applicable law shall be included in any calculation of interest at the Maximum Rate. For purposes of calculating interest at the Maximum Rate, interest shall be calculated on the basis of the actual number of days elapsed over whichever of a 365-day or 366-day year is applicable. Reference is made to
     SECTION 11.9 for certain provisions limiting the rate of interest which may be charged under this agreement and the other Loan Documents. The provisions of SECTION 11.9 shall be controlling in the event of any conflict between such provisions and (i) the provisions of this SECTION 2.12, (ii) any provisions of SECTION 2.4, (iii) any other provision of this agreement, or (iv) any provision of any other Loan Document.


          (i)  Payment of Interest on behalf of Borrower.  To the extent
               -----------------------------------------
     permitted under applicable Requirements of Law from time to time in effect, Bank One, Texas, N.A. shall pay on behalf of Borrower and on the date specified in SECTION 2.12(A), interest due to Lenders pursuant to SECTIONS 2.12(B) and (C) in an amount, for each Computation Period, equal to the product of (i) the lesser of (A) the Average Federal Funds Rate and (B) the Maximum Rate and (ii) the lesser of (A) the Average Aggregate Domestic Rate Advances and (B) the Maximum Rate and (ii) the lesser of (A) the Average Aggregate Domestic Rate Advances and (B) the Available Average Equivalent Amount for such Computation Period.

          (j)  Eurodollar Rate Advances.  Borrower shall pay interest on each
               ------------------------
     Eurodollar Rate Advance (i) on the last day of the applicable Eurodollar Borrowing Period (and, if such Eurodollar Borrowing Period is longer than one month, at intervals of one month after the first day of such Eurodollar Borrowing Period), (ii) on any prepayment in full of any Eurodollar Rate Advance and (iii) at maturity (whether by acceleration or otherwise). Each Eurodollar Rate Advance shall bear interest at the lesser of (x) the sum of
     (i) the Adjusted Eurodollar Rate for the Eurodollar Borrowing Period relevant thereto and (ii) 1.25% per annum and (y) the Maximum Rate.

          (k)  Conversion and Continuation; Funding as Eurodollar Rate Advances.
               ----------------------------------------------------------------

               (i) All or any part of the principal amount of Warehouse Advances of any Type may, on any Business Day, be converted into any other Type or Types of Warehouse Advances, except that (A) Warehouse Advances that are Eurodollar Rate Advances may be converted only on the last day of the applicable Eurodollar Borrowing Period and (B) Warehouse Advances that are Domestic Rate Advances may be converted into Eurodollar Rate Advances only on a Eurodollar Business Day.

               (ii) Warehouse Advances that are Domestic Rate Advances shall continue as Domestic Rate Advances unless and until such Advances are converted into Advances of another Type. Warehouse Advances that are Eurodollar Rate Advances of any Type shall continue as Advances of such Type until the end of the then current Eurodollar Borrowing Period therefor, at which time they shall be automatically converted into Domestic Rate Advances unless Borrower shall have given Agent notice in accordance with SECTION 2.12(K)(IV) requesting either that such Advances continue as Advances of such Type for another Eurodollar Borrowing Period or that such Advances be converted into Advances of another Type at the end of such Eurodollar Borrowing Period.

               (iii)  Notwithstanding anything to the contrary contained in
          SECTION 2.12(J)(I) or (II), during a Default, Agent may notify Borrower that Warehouse Advances may only be made, continued as or converted into Domestic Rate Advances and, thereafter, until no Default shall continue to exist, Warehouse Advances may not be made, continued as or converted into Eurodollar Rate Advances.

               (iv) Borrower shall give Agent notice (which shall be irrevocable) of each conversion of Warehouse Advances or continuation of Warehouse Advances that are Eurodollar Rate Advances no later than 11:00 a.m. on, in the case of a conversion into Domestic Rate Advances, the Business Day, and, in the case of a conversion into or continuation of Eurodollar Rate Advances, the third Eurodollar Business Day, before the requested date of such conversion or continuation. Each notice of conversion or continuation shall be in the form of EXHIBIT R or such other form as to which Borrower and Agent may agree (each a "NOTICE OF CONVERSION") and shall specify (A) the requested date of such conversion or continuation, (B) the amount and Type and, in the case of Warehouse Advances that are Eurodollar Rate Advances, the last day of the applicable Eurodollar Borrowing Period of the Warehouse Advances to be converted or continued and (C) the amount and Type or Types of Warehouse Advances into which such Warehouse Advances are to be continued. Promptly upon receipt of any Notice of Conversion in which a conversion or continuation is requested and in any event no later than 2:00 p.m. on the date of such receipt, Agent shall notify each Lender of (x) the contents thereof,
          (y) the amount and Type and, in the case of Warehouse Advances that are Eurodollar Rate Advances, the last day of the applicable Eurodollar Borrowing Period of each Warehouse Advance to be converted or continued by such Lender and
          (z) the amount and Type or Types of Warehouse Advances into which such Warehouse Advances are to be converted or as which such Warehouse Advances are to be continued.

               (v) Borrower shall give Agent notice (which shall be irrevocable) of each election to have Warehouse Advances funded (as opposed to converted or continued) as Eurodollar Rate Advances no later than 11:00 a.m. on the third Eurodollar Business Day before the Borrowing Date for such Advances. Each notice of such funding shall be by Notice of Conversion with the blanks appropriately completed. Promptly upon receipt of any Notice of Conversion in which a funding is requested and in any event no later than 2:00 p.m. on the date of such receipt, Agent shall notify each Lender of (x) the contents thereof and (y) the amount and Type of Eurodollar Rate Advances to be funded by such Lender and the Borrowing Date therefor.

     2.13 LIMITATION ON TYPES OF ADVANCES.  Notwithstanding anything to the
          -------------------------------
contrary contained in this agreement, Borrower shall borrow, prepay, convert and continue Advances in a manner such that (a) the aggregate principal amount of its Eurodollar Rate Advances of the same Type and having the same Eurodollar Borrowing Period shall at all times be no less than $2,000,000 and (b) there shall not be, at any one time, more than three Eurodollar Borrowing Periods in effect.

SECTION 3. COLLATERAL
           ----------

     3.1  COLLATERAL.
          ----------

          (A   In General.  Pursuant to the Original Loan Agreement, the
               ----------
     Existing Loan Agreement and the Security Agreement, and to secure the payment of the "Obligations," as such term is defined in the Original Loan Agreement, Borrower granted Agent a security interest for the benefit of Lenders in and to certain "Collateral," as such term is defined in the Security Agreement. Borrower hereby confirms such grant in all respects and acknowledges and agrees that:

               (I) This agreement as amended, modified, restated, or extended constitutes the "Loan Agreement" as defined in the Security Agreement;

               (II) the Obligations (as defined herein) constitute "Obligations" secured by the security interests granted under the Security Agreement; and


               (III) each of the Lenders party to this agreement constitutes a "Lender" (as defined in the Security Agreement) for all purposes of the Security Agreement.

          (B)  Additional Collateral.  From time to time Borrower may grant
               ---------------------
     Agent for the benefit of Lenders a security interest in additional collateral pursuant to this agreement and the Security Agreement. Borrower hereby agrees to execute all documents and instruments, and perform all other acts reasonably deemed necessary by Agent or the Required Lenders, to perfect the security interest of Agent for the benefit of Lenders in and to the collateral identified in the granting clause of the Security Agreement.

     3.2  ELIGIBLE MORTGAGE LOANS.  Each Collateral Pledge Certificate shall
          -----------------------
include a schedule identifying the Mortgage Loans in which Agent is thereby granted a security interest for the benefit of Lenders as security for the Obligations. Each Collateral Pledge Certificate shall be accompanied by the following items (collectively, the "PRINCIPAL MORTGAGE DOCUMENTS") with respect to each Pledged Mortgage Loan (other than Pledged Mortgage Loans identified as New Wet Mortgage Loans) identified therein:

          (A) the original Mortgage Note which evidences such Mortgage Loan, indorsed in blank;

          (B) the original or a copy of the Mortgage which secures such Mortgage Loan (in either case bearing evidence of recordation or certification by Borrower that such Mortgage has been sent to the appropriate Governmental Authority for recordation);

          (C) an original executed assignment in blank for such Mortgage Note and the Mortgage securing such Mortgage Note, in recordable form, and otherwise in form satisfactory to Agent; and

          (D) if Borrower is not the named payee on the face of such Mortgage Note, copies (bearing evidence of recordation or certification by Borrower that such intervening assignment has been sent to the appropriate Governmental Authority for recordation) of all intervening assignments of such Mortgage Note and the related Mortgage.

     Borrower shall (x) hold in trust for Agent and Lenders, with respect to each Pledged Mortgage Loan identified on a Collateral Pledge Certificate (other than Pledged Mortgage Loans identified as New Wet Mortgage Loans), the original recorded Mortgage relating to such Mortgage Loan, a mortgagee policy of title insurance (or binding and unexpired commitment to issue such insurance if the policy has not yet been delivered to Borrower) insuring Borrower's perfected, first-priority Lien created by the Mortgage securing such Mortgage Loan (subject only to exceptions permitted by Part IV, Section 105.05 of the FNMA Guide [Selling] and Section 1704 of the FHLMC Guide), any Appraisals and any insurance policies which relate to such Mortgage Loan, and all other original documents, including any Take-Out Commitment, executed in connection with such Mortgage Loan and not delivered to Agent (all such undelivered documents are referred to collectively as the "OTHER MORTGAGE DOCUMENTS"), and (y) upon request of Agent or the Required Lenders, immediately deliver to Agent the Other Mortgage Documents together with an index specifically identifying each such item thereof. Agent in its reasonable discretion may reject as unsatisfactory any items so delivered by written notice to Borrower specifying the reasons therefor, whereupon Borrower agrees promptly to use all reasonable efforts to correct any defects therein identified by Agent and whereupon any Pledged Mortgage Loan with respect to which any such defect may not be corrected and any Pledged Mortgage Loan with respect to which any such defect which may be corrected but for which such defect is not corrected within fifteen (15) days after the request for such correction by Agent shall have a Collateral Value of zero. Borrower shall hold in trust for Agent and Lenders, and shall deliver to Agent in accordance with SECTION 2.3(B) and this SECTION 3.2 all Principal Mortgage Documents, Construction Loan Documents, and all Other Mortgage Documents with respect to each New Wet Mortgage Loan identified on a Collateral Pledge Certificate (Wet, Builder or Funding Draft).

     3.3  POWER OF ATTORNEY.  Effective upon the occurrence of an Event of
          -----------------
Default, Borrower hereby irrevocably appoints Agent its attorney-in-fact, with full power of substitution, for and on behalf and in the name of Borrower, to
(i) indorse and deliver to any Person any check, instrument or other paper coming into Agent's or any Mortgage Note or Mortgage-Backed Security included in the Collateral or in respect of any other collateral for the Obligations including any Take-Out Commitment; (ii) prepare, complete, execute, deliver and record any assignment to Agent or to any other Person of any Mortgage relating to any Mortgage Note included in the Collateral; (iii) indorse and deliver any Mortgage Note or Mortgage-Backed Security included in the Collateral and do every other thing necessary or desirable to effect transfer of all or any part of the Collateral to Agent or to any other Person; (iv) take all necessary and appropriate action with respect to all Obligations and the items of Collateral to be delivered to Agent or held by Borrower in trust for Agent and Lenders including, without limitation, instruct any title company or closing agent to deliver any Mortgage Note or Mortgage Document held by it directly to Agent or its agent; (v) commence, prosecute, settle, discontinue, defend, or otherwise dispose of any claim relating to any Take-Out Commitment or any other part of the Collateral; and (vi) sign Borrower's name wherever appropriate to effect the performance of this agreement. This section shall be liberally, not restrictively, construed so as to give the greatest latitude to Agent's power, as Borrower's attorney-in-fact, to collect, sell, and deliver any of the Collateral and all other documents relating thereto. The powers and authorities herein conferred on Agent may be exercised by Agent through any Person who, at the time of the execution of a particular instrument, is an authorized officer of Agent. The power of attorney conferred by this SECTION 3.3 shall become effective upon the occurrence, and remain effective during the continuance, of an Event of Default and is granted for a valuable consideration and is coupled with an interest and irrevocable so long as the Obligations, or any part thereof, shall remain unpaid or any Commitment is outstanding. All Persons dealing with Agent, any officer thereof, or any substitute attorney, acting pursuant hereto shall be fully protected in treating the powers and authorities conferred by this SECTION 3.3 as existing and continuing in full force and effect until advised by Agent that the Obligations have been fully and finally paid and satisfied and the Commitments have terminated.

     3.4  DISPOSITION OF MORTGAGE COLLATERAL.
          ----------------------------------

          (a)  Generally.  If no Default, Event of Default or Excess Special
               ---------
     Borrowing exists or would result therefrom, Borrower may obtain the release of the security interest in favor of Agent for the benefit of Lenders in all or any part of the Mortgage Collateral at any time, and from time to time, by (i) paying to Agent for distribution to Lenders, as a repayment hereunder, the Collateral Value of the Mortgage Collateral to be so released or (ii) delivering to Agent in the manner specified in SECTION 3.2 Mortgage Loans (other than Wet Mortgage Loans) with an aggregate Collateral Value no less than the Collateral Value of the Mortgage Collateral to be so released.

          (b)  Allocation of Mortgage Loans; Election as to Valuation. From time
               ------------------------------------------------------
     to time Borrower may, and prior to the delivery of any Pledged Mortgage Loans into an Agency Commitment Borrower shall, by execution and delivery of a Mortgage Loan Delivery Request and Allocation Notice, allocate specific Pledged Mortgage Loans to specific Agency Commitments and allocate the Mortgage-Backed Securities to be issued or guaranteed pursuant to such Agency Commitments to specific Take-Out Commitments. Pledged Mortgage Loans so allocated to a specific Agency Commitment shall be deemed to have been "Allocated" to such Agency Commitment and Mortgage-Backed Securities so allocated to a specific Take-Out Commitment shall be deemed to have been "Allocated" to such Take-Out Commitment. Each Mortgage Loan Delivery Request and Allocation Notice shall be accompanied by any Required Mortgage Documents not then in Agent's possession and the relevant Agency Forms, duly completed (but for certification by the Agency Custodian, where applicable) and in sufficient quantity to satisfy applicable Agency requirements. Borrower may, in its sole discretion, choose whether to have a pool of Eligible Mortgage Loans which has been Allocated pursuant to this
     SECTION 3.4(B) and which otherwise satisfies the requirements for Eligible Gestation Mortgage Loans attributed Collateral Value as a pool of Eligible Gestation Mortgage Loans or as a pool of Eligible Mortgage Loans. In the event that Borrower elects to have such a pool attributed Collateral Value as a pool of Eligible Gestation Mortgage Loans at the time it is Allocated, Borrower shall so indicate by checking the appropriate box on the Mortgage Loan Delivery Request and Allocation Notice by which such Allocation is made. In the event that Borrower does not elect to have such a pool of Mortgage Loans attributed Collateral Value as a pool of Eligible Gestation Mortgage Loans at the time such Allocation is made, Borrower may later choose to have such pool of Mortgage Loans attributed Collateral Value as a pool of Eligible Gestation Mortgage Loans by executing and delivering to Agent a duly completed Valuation Election Notice. Once Borrower has elected to have Collateral Value attributed to a pool of Mortgage Loans as Eligible Gestation Mortgage Loans Borrower may not elect to have Collateral Value attributed to such pool of Mortgage Loans as Eligible Mortgage Loans.

          (c)  Disposition Pursuant to Agency Commitments.  Subject to the
               ------------------------------------------
     provisions of this agreement and compliance with the FNMA Guide, the FHLMC Guide or the GNMA Guide, as applicable, Agent shall deliver the Mortgage Documents which relate to Pledged Mortgage Loans Allocated to a particular Agency Commitment to or for the account of the relevant Agency and shall release the security interest of Agent to secure the Obligations therein. Borrower shall complete each Agency Form such that the Mortgage-Backed Security to be issued or guaranteed pursuant to an Agency Commitment is issued in the name of Agent or its designee, or, if issued in the name of Borrower, is issued to an account subject to the sole dominion and control of Agent or its designee and shall take such other steps as may be requested by Agent to cause the security interest of Agent in and to any Mortgage-Backed Security which constitutes Proceeds of one or more Pledged Mortgage Loans to be a perfected, first-priority, security interest. Without limiting the generality of the preceding sentence, unless otherwise instructed by Agent, Borrower shall complete each GNMA form Schedule of Subscribers such that "Manuf/Cust/FAO/Agent" appears as the Subscriber/PTC Participant; complete each FNMA form Delivery Schedule such that "Bank One, Texas/Cust" appears as the Depository Institution and Telegraphic Abbreviation and "111 000 614" appears as the ABA Number and "NVR Mortgage Finance, Inc./310435" appears as the Owners Account Name/Account Number; and shall complete each FHLMC form Warehouse Lender Release of Security Interests and FHLMC form Guarantor Program: Security Settlement Information and Delivery Authorization such that "Bank One, Texas/Cust/NVR Mortgage Finance, Inc./310435" appears as the Depository Institution/Type of Account/Beneficiary/Account Number and such that "111 000 614 " appears as the ABA Number. Upon completion by the Agency Custodian of its review of the Required Mortgage Documents and the Agency Forms relevant to a particular Agency Commitment, Agent and the Agency Custodian shall deliver such Agency Forms to the applicable Agency and shall deliver the Required Mortgage Documents to or for the account of such Agency under a bailee letter or such other form of transmittal letter as such Agency may require; provided, that the release of the security interest in favor of Agent in such Required Mortgage Documents and the Mortgage Loans evidenced thereby shall be conditioned upon receipt by Agent or its designee of Mortgage-Backed Securities in the amount specified in the relevant Agency Commitment.

          (d)  Disposition of MBS Pursuant to Take-Out Commitments.  Mortgage-
               ---------------------------------------------------
     Backed Securities included in the Collateral shall be sold pursuant to the Take-Out Commitments to which such Mortgage-Backed Securities have been Allocated. Borrower agrees to take all steps necessary to satisfy the conditions to the sale of any

     Mortgage-Backed Security pursuant to the Take-Out Commitment to which it has been Allocated. Mortgage-Backed Securities from time to time included in the Collateral shall be sold versus payment (and not "free").

          (e)  Disposition of Mortgage Loans Pursuant to Take-Out Commitments or
               -----------------------------------------------------------------
     Repurchase Agreements.  Borrower may request that Lenders permit the sale
     ---------------------
     or other disposition of Mortgage Collateral pursuant to a Take-Out Commitment or Repurchase Agreement by delivering a Mortgage Loan Delivery Request together with a completed (but for execution by Agent and the Investor) Bailee Letter and Trust Receipt. Upon the receipt by Agent of such Mortgage Loan Delivery Request and Bailee Letter and Trust Receipt from Borrower, and provided that no Default, Event of Default or Excess Special Borrowing exists or would result therefrom:

               (i) Agent shall deliver to the Investor or its agent, under the Bailee Letter and Trust Receipt, so many of the Principal Mortgage Documents and so many of any Other Mortgage Documents relevant to the Mortgage Loans being sold as are held by Agent pursuant to SECTION 3.2 as may be required by the Investor; and

               (ii) Borrower may, as agent for Agent and Lenders, deliver to such Investor or its agent such Other Mortgage Documents as are held by Borrower pursuant to SECTION 3.2 as may be required by the
          Investor:

     provided, that (x) the release of the security interest in favor of Agent for the benefit of Lenders in any Mortgage Loans (and the Mortgage Notes relevant thereto) so delivered shall be conditioned upon payment to Agent of an amount no less than the Collateral Value of such Mortgage Loans within 45 days after the delivery by Agent to such Investor of the items of Collateral described in clause (i) above, (y) in the event that such payment or delivery is not made within the period set forth in the preceding clause (x) the Collateral Value of the Mortgage Loans and other items so delivered shall be zero, and (z) at no time shall more than $10,000,000 of Collateral (or such larger amounts as Agent may from time to time in its sole discretion permit in writing for particular Investors) be delivered to any single Investor other than FNMA, FHLMC or GNMA unless Agent shall have first been paid the Collateral Value of such Collateral.

          (f)  Continuation of Lien. The security interest in favor of Agent for
               --------------------
     the benefit of Lenders in all Collateral transmitted pursuant to SECTION 3.4(E) shall continue in effect until such time as Agent shall have received payment in the amount specified in SECTION 3.4(E).

          (g)  Application of Proceeds; No Duty. Neither Agent nor Lenders shall
               --------------------------------
     be under any duty at any time to credit Borrower for any amounts due from any Investor in respect of any purchase of any Collateral contemplated under SECTIONS 3.4(D) and (E) above, until Agent has actually received immediately available funds. Any funds so received will be treated as payments under and processed and applied in accordance with SECTION 2.7. Neither Agent nor Lenders shall be under any duty at any time to collect any amounts or otherwise enforce any obligations due from any Investor in respect of any such purchase.

          (h)  Subsequent to an Event of Default.  Reference is made to SECTIONS
               ---------------------------------
     3.3 and 8.2 and to the Security Agreement (collectively, the "OTHER PROVISIONS") for certain rights of Agent and Lenders to dispose of the Collateral upon the occurrence of an Event of Default. In the event of any conflict between the Other Provisions and the provisions of this SECTION 3.4, the Other Provisions shall be controlling.

     3.5  CORRECTION OF MORTGAGE NOTES.  Borrower may from time to time request
          ----------------------------
that Agent release a Mortgage Note (the "RELEASED NOTE") that constitutes Collateral so that such Mortgage Note may be replaced by a corrected Mortgage Note (the "CORRECTION NOTE") by delivering to Agent a Mortgage Document Delivery Request (Servicing) which identifies the Released Note. Upon receipt by Agent of such a request, and so long as no Default or Event of Default shall be in existence, Agent shall deliver to Borrower, under a Bailee Letter and Trust Receipt (Servicing) the Released Note to be corrected, with the release of the Lien in favor of Agent for the benefit of Lenders being conditioned upon the receipt by Agent of a Correction Note acceptable to it; provided, that (i) at no time shall the outstanding principal balance of all Released Notes which have not been replaced with Correction Notes exceed the Maximum Correction Amount and
(ii) unless the Correction Note is delivered to Agent indorsed in blank within fifteen (15) days of the release by Agent of the Released Note, the Collateral Value attributed to both the Released Note and the Correction Note shall be zero.

     3.6  CONCERNING THE DRAFT ACCOUNT, THE FUNDING ACCOUNT AND THE OPERATING
          -------------------------------------------------------------------
ACCOUNT. Borrower hereby expressly acknowledges that each of the Draft Account,
-------
the Funding Account and the Operating Account are subject in all respects to the right of offset in favor of Agent granted under SECTION 11.10. Further, it is expressly agreed that:

          (A) The Funding Account shall be subject to the sole dominion and control of Agent who shall disburse amounts from time to time on deposit therein in accordance with the terms of this agreement and the Draft Account shall, subject to the Funding Draft Procedures, be subject to the sole dominion and control of Agent who shall disburse amounts from time to time on deposit therein in accordance with the Funding Draft Procedures;

          (B) subject to the right of offset in favor of Agent, the Operating Account shall be subject to the sole dominion and control of Borrower;

          (C) nothing other than proceeds of Advances and proceeds from the sale or other disposition of Collateral shall be deposited in the Funding Account;

          (D) proceeds of Advances other than in respect of Special Borrowings and Builder Borrowings shall be disbursed by Agent from the Funding Account to the Operating Account for use by Borrower in accordance with the terms of this agreement;

          (E) proceeds of Advances in respect of Special Borrowings other than Builder Borrowings and Funding Draft Borrowings shall be wired directly from the Funding Account to such title company or other closing agent as Borrower may identify;

          (F) proceeds of Advances in respect of Builder Borrowings shall be wired directly to the account of the builder of the residences financed under the related Builder Mortgage Loans; and

          (G) proceeds of Advances in respect of Special Borrowings which are Funding Draft Borrowings shall be transferred from the Funding Account (and in furtherance thereof Borrower hereby expressly authorizes Agent to transfer any such sums deposited in the Funding Account) to the Draft Account.

     3.7  REPRESENTATIONS AND WARRANTIES REGARDING PLEDGED MORTGAGE LOANS OTHER
          ---------------------------------------------------------------------
THAN NEW WET MORTGAGE LOANS, BUILDER MORTGAGE LOANS AND FUNDING DRAFT MORTGAGE
------------------------------------------------------------------------------
LOANS. Upon the delivery of the Collateral Pledge Certificate on which such
-----
Pledged Mortgage Loan is identified, Borrower represents and warrants with respect to each Pledged Mortgage Loan (other than Pledged Mortgage Loans identified on such Collateral Pledge Certificate as New Wet Mortgage Loans, Builder Mortgage Loans (Dry) or Funding Draft Mortgage Loans (Dry)) that:

          (A) Borrower (and, if Borrower did not originate such Pledged Mortgage Loan, the originator of such Pledged Mortgage Loan) complied, and the Principal Mortgage Documents and Other Mortgage Documents relevant to such Pledged Mortgage Loan comply, in all material respects with all applicable Requirements of Law, including, without limitation, (i) any usury laws, (ii) the Real Estate Settlement Procedures Act of 1974, as amended, (iii) the Equal Credit Opportunity Act, as amended, (iv) the Federal Truth in Lending Act, as amended, (v) Regulation Z of the Board of Governors of the Federal Reserve System, as amended, and (vi) any consumer protection laws;

          (B) except in the case of Construction Loans, the full Face Amount of such Pledged Mortgage Loan (less any discount points paid by or on behalf of the borrower under such Pledged Mortgage Loan) has been fully funded to or for the account of the borrower thereunder;

          (C) except in the case of Investment Mortgage Loans and Construction Loans, such Pledged Mortgage Loan is "covered," within the meaning of
     SECTION 6.20, by a Take-Out Commitment and was underwritten in compliance with the requirements of the Investor under such Take-Out Commitment;

          (D) the Mortgage related to such Pledged Mortgage Loan creates a perfected first-priority lien (subject only to exceptions permitted by Part IV, Section 105.05 of the FNMA Guide [Selling] and Section 1704 of the FHLMC Guide) on residential real property consisting of land and, if applicable, a one-to-four family dwelling thereon which is completed and ready for occupancy and such Mortgage, the other Principal Mortgage Documents, the title policy relevant thereto other than with respect to Construction Loans, and the Other Mortgage Documents relevant thereto comply in all respects with the requirements of the Investor under the Take-Out Commitment by which such Pledged Mortgage Loan is "covered", if any;

          (E)  such Pledged Mortgage Loan is an Eligible Mortgage Loan; and

          (F) Borrower has all requisite power and authority to grant Agent a security interest for the benefit of Lenders in such Pledged Mortgage Loan.

     3.8  REPRESENTATIONS AND WARRANTIES REGARDING NEW WET MORTGAGE LOANS,
          ----------------------------------------------------------------
BUILDER MORTGAGE LOANS, AND FUNDING DRAFT MORTGAGE LOANS. Upon the delivery
--------------------------------------------------------
of the Collateral Pledge Certificate (Wet, Builder or Funding Draft) on which such New Wet Mortgage Loan is identified, Borrower represents and warrants with respect to each New Wet Mortgage Loan which is not a Builder Mortgage Loan or a Funding Draft Mortgage Loan that:

          (A) Borrower (and, if Borrower is not the originator of such New Wet Mortgage Loan, the originator of such Mortgage Loan) complied (or if such New Wet Mortgage Loan has not been funded upon such funding will have complied), and the Principal Mortgage Documents and Other Mortgage Documents relevant to such Mortgage Loan comply (or upon funding will comply), in all material respects with all applicable Requirements of Law, including, without limitation, (i) any usury laws, (ii) the Real Estate Settlement Procedures Act of 1974, as amended, (iii) the Equal Credit Opportunity Act, as amended, (iv) the Federal Truth in Lending Act, as amended, (v) Regulation Z of the Board of Governors of the Federal Reserve System, as amended, and (vi) any consumer protection laws;

          (B) the full Face Amount of such Mortgage Loan (less any discount points paid or to be paid by or on behalf of the borrower under such Mortgage Loan) has either already been fully funded to or for the account of the borrower thereunder or will be so funded on the date such Collateral Pledge Certificate is delivered to Agent;

          (C) such Mortgage Loan is "covered," within the meaning of SECTION 6.20, by a Take-Out Commitment and was underwritten in compliance with the requirements of the Investor under such Take-Out Commitment;

          (D) the Mortgage related to such Mortgage Loan creates a perfected first priority lien (subject only to exceptions permitted by Part IV, Section 105.05 of FNMA Guide [Selling] and Section 1704 of the FHLMC Guide) on residential real property consisting of land and a one-to-four family dwelling thereon which is completed and ready for occupancy and such Mortgage, the other Principal Mortgage Documents, the title policy relevant thereto and the Other Mortgage Documents relevant thereto comply in all respects with the requirements of the Investor under the Take-Out Commitment by which such Mortgage Loan is "covered;"

          (E) upon the acquisition or funding, as applicable, of any such New Wet Mortgage Loan, such New Wet Mortgage Loan will be an Eligible Wet Mortgage Loan; and

          (F) Borrower has all requisite power and authority to grant Agent a security interest for the benefit of Lenders in such New Wet Mortgage Loan.

          Upon the time, if any, at which Final Payment of the Funding Draft relevant to a Funding Draft Mortgage Loan identified on a Collateral Pledge Certificate or wire transfer to or for the account of the builder relevant to a Builder Mortgage Loan identified on a Collateral Pledge Certificate, as applicable, has occurred, Borrower represents and warrants with respect to such Mortgage Loan that:

          (u) Borrower (and, in the case of a Funding Draft Mortgage Loan, if Borrower is not the originator of such Funding Draft Mortgage Loan, the originator of such Mortgage Loan) complied (or if any such Mortgage Loan has not been funded, upon such funding or Final Payment will have complied), and the Principal Mortgage Documents and Other Mortgage Documents relevant to such Mortgage Loan comply (or upon funding or Final Payment will comply), in all material respects with all applicable Requirements of Law, including, without limitation, (i) any usury laws,
     (ii) the Real Estate Settlement Procedures Act of 1974, as amended, (iii) the Equal Credit Opportunity Act, as amended, (iv) the Federal Truth in Lending Act, as amended, (v) Regulation Z of the Board of governors of the Federal Reserve System, as amended, and (vi) any consumer protection laws;

           (v) the full Face Amount of such Mortgage Loan (less any discount points paid or to be paid by or on behalf of the borrower under such Mortgage Loan) has been fully funded to or for the account of the borrower thereunder;

           (w) such Mortgage Loan is "covered," within the meaning of SECTION 6.20, by a Take-Out Commitment and was underwritten in compliance with the requirements of the Investor under such Take-Out Commitment;

           (x) the Mortgage related to such Mortgage Loan creates a perfected first priority lien (subject only to exceptions permitted by Part IV, Section 105.05 of FNMA Guide [Selling] and Section 1704 of the FHLMC Guide) on residential real property consisting of land and a one-to-four family dwelling thereon which is completed and ready for occupancy and such Mortgage, the other Principal Mortgage Documents, the title policy relevant thereto and the Other Mortgage Documents relevant thereto comply in all respects with the requirements of the Investor under the Take-Out Commitment by which such Mortgage Loan is "covered;"

           (y)  such Funding Draft Mortgage Loan is an Eligible Mortgage Loan;
     and

           (z) Borrower has all requisite power and authority to grant Agent a security interest for the benefit of Lenders in such Funding Draft Mortgage Loan.

     3.9   BORROWER APPOINTED AGENT.  Each Lender hereby appoints Borrower (and,
           ------------------------
in the case of any Pledged Mortgage Loan originated by a Person other than Borrower also appoints such other Person) as its agent at the sole cost and expense of Borrower for purposes of (a) obtaining Appraisals with respect to the property covered by the Mortgages which relate to the Pledged Mortgage Loans and
(b) otherwise complying with Appraisal Laws and Regulations.

     3.10  REVIEW OF MORTGAGE FILES; CALCULATION OF BORROWING BASE; AND DELIVERY
           ---------------------------------------------------------------------
OF BORROWING BASE REPORT.
------------------------

           (A)  Review of Principal Mortgage Documents.  Promptly upon receipt
                --------------------------------------
     of a Collateral Pledge Certificate, and in any event no later than 10:00 a.m. on the Business Day following receipt thereof (or as soon as practicable if more than 200 Mortgage Files are delivered on a single day), Agent shall examine the contents of the Mortgage Files received pursuant to such Collateral Pledge Certificate to determine whether such Mortgage Files contain the Principal Mortgage Documents for each Mortgage Loan identified on such Collateral Pledge Certificate and to determine if such Principal Mortgage Documents appear to be regular on their face. Agent shall not have any duty to examine any Other Mortgage Documents received by it.

           (B)  Calculations of Borrowing Base; Unexamined Mortgage Files.
                ---------------------------------------------------------
     Unless Agent (by notice to Borrower) or the Required Lenders (by notice to Agent and Borrower) shall otherwise require, for purposes of determining the Borrowing Base Agent shall assume that Mortgage Files received and not yet examined by Agent are in order and that the contents of such Mortgage Files are as represented and warranted by Borrower in the Collateral Pledge Certificate pursuant to which such Mortgage Files were delivered. Agent shall be fully protected in relying upon such assumption and such representations and warranties.

           (C)  Limitations on Agent's Review.  Except as expressly provided in
                -----------------------------
     this agreement, Agent shall not be responsible for the form or substance or the validity, genuineness, effectiveness, legality, enforceability or priority of any Mortgage Documents delivered to Agent. Without limiting the scope of the preceding sentence, Agent shall not be responsible for ascertaining that the signature on any document is authentic, that the person signing any document had the legal capacity or authority to do so, that the form of any document complies with the requirements of this agreement or of FHMA, FHLMC, GNMA, FHA, VA or any other Governmental Authority or that any document is the current form of FNMA, FHLMC, GNMA, FHA, VA or any other Governmental Authority, that any document has been properly recorded with the appropriate Governmental Authority, or that any Mortgage creates a Lien of any priority.

           (D)  Borrowing Base Reports.  No later than 11:00 a.m. on the first
                ----------------------
     Business Day of each calendar week Agent shall (a) complete the Borrowing Base Report as of the close of business on the preceding Business Day and
     (b) deliver a copy of such Borrowing Base Report by telecopy to Borrower and to each Lender.

     3.11  SERVICING RIGHTS.  At any time and from time to time, and provided
           ----------------
that no Default or Event of Default exists or would result therefrom, Borrower may obtain the release of the security interest in favor of Agent for the benefit of Lenders in any Servicing Rights in connection with the sale thereof upon written request to Agent (which shall be in the form of a Request for Release of Security Interest) setting forth the Servicing Rights to be so sold, demonstrating compliance with SECTION 7.12 and certifying that no Default or Event of Default exists or would result from the requested release. In connection with any such release, Agent shall, at Borrower's request and expense, execute such form UCC-3 amendments and/or terminations as may be reasonably necessary (in light of maintaining the perfection and priority of any continuing security interests) to release the security interest of Agent for the benefit of Lenders in the relevant Servicing Rights.

     3.12  TAKE-OUT COMMITMENTS.  At any time and from time to time, and
           --------------------
provided that no Default or Event of Default exists or would result therefrom, Borrower may obtain the release of the security interest in favor of Agent for the benefit of Lenders in any Take-Out Commitment or specific commitment under a master Take-Out Commitment in connection with the refinancing of specific Mortgage Loans upon written request to Agent setting forth the Mortgage Loans to be refinanced and the Take-Out Commitment(s) to be released, demonstrating compliance with SECTION 6.20 and certifying that no Default or Event of Default exists or would result from the requested release. In connection with any such release, Agent shall, at Borrower's request and expense, execute such form UCC-3 amendments and/or terminations as may be reasonably necessary (in light of maintaining the perfection and priority of any continuing security interests) release the security interest of Agent for the benefit of Lenders in the relevant Take-Out Commitments.

SECTION 4. CONDITIONS PRECEDENT
           --------------------

     The obligation of each Lender to make Advances hereunder is subject to fulfillment of the conditions precedent stated in this SECTION 4.

     4.1   INITIAL BORROWING.  The obligation of each Lender to make its initial
           -----------------
Advance hereunder shall be subject to, in addition to the conditions precedent specified in SECTION 4.2 hereof, delivery to Agent of the following (each of the following documents being duly executed and delivered by each of the parties thereto (except for the Third Amendment to FNMA Acknowledgment Agreement which, subject to SECTION 6.21, need not be executed by FNMA) and in form and substance satisfactory to Agent and Lenders, and, with the exception of the Notes, each in a sufficient number of originals that each Lender may have an executed original of each document):

           (A)  this agreement;

           (B)  the Notes;

           (C) a copy of the articles of incorporation of Borrower as amended through the Agreement Date and as certified by the Secretary of State of the Commonwealth of Virginia as of a date no earlier than June 1, 1996;

           (D) a certificate of the Secretary or Assistant Secretary of Borrower, dated as of the Agreement Date and certifying as to (i) resolutions of the board of directors of Borrower which authorize the execution and delivery on behalf of Borrower by certain officers of Borrower of this agreement and the Notes, (ii) the incumbency of such officers, (iii) the validity of specimen signatures of such officers, (iv) the absence of any amendments to or rescission of the articles of incorporation of Borrower since June 1, 1996, and since the date of the copy thereof certified by the Secretary of State of the Commonwealth of Virginia, and (v) the completeness and validity of the copy of the by-laws of Borrower (as amended through the Agreement Date) attached as an exhibit to such certificate;

          (E) a certificate from the Secretary of State of the Commonwealth of Virginia as to (i) the good standing of Borrower of a date no earlier than June 1, 1996, and (ii) the existence of Borrower as of a date no earlier than June 1, 1996;

          (F) a certificate from the Secretary of the Commonwealth of Pennsylvania as to (i) the good standing of Borrower of a date no earlier than June 1, 1996, and (ii) the authority of Borrower to do business in Pennsylvania as of a date no earlier than June 1, 1996; and

          (G) such other documents Agent or any Lender may reasonably request at any time at or prior to the Borrowing Date of the initial Borrowing hereunder.

     4.2   ALL BORROWINGS.  The obligation of each Lender to make any Advance
           --------------
and to fund any Borrowing pursuant to this agreement is subject to the following further conditions precedent:

           (A) prior to 11:00 a.m. on the Borrowing Date, Borrower shall deliver to Agent a duly executed Borrowing Request (and, to the extent that such Borrowing is to consist of Warehouse Advances funded as Eurodollar Rate Advances, prior to 11:00 a.m. on the third Eurodollar Business Day preceding the Borrowing Date, Borrower shall have notified Agent in writing of the amounts and Types of Warehouse Advance to constitute such Borrowing);

           (B) subject to the provisions of SECTION 2.3(B), all Property in which Borrower has granted a Lien to Agent for the benefit of Lenders shall have been physically delivered to the possession of Agent or any bailee acceptable to Agent to the extent that such possession is necessary or appropriate for the purpose of perfecting the Lien of Agent for the benefit of Lenders in such collateral;

           (C) the representations and warranties of Borrower contained in this agreement or any other Loan Document (other than those representations and warranties which are by their terms limited to the date of the agreement in which they are initially made) shall be true and correct in all material respects on and as of the Borrowing Date;

           (D) no Default, Event of Default or Excess Special Borrowing shall have occurred and be continuing and no change or event which constitutes a Material Adverse Effect shall have occurred as of the Borrowing Date; and

           (E) the Draft Account, the Funding Account and the Operating Account shall be established and in existence.

     Each Borrowing Request shall be deemed to constitute a representation and warranty by Borrower on the Borrowing Date set forth therein as to the facts specified in SECTIONS 4.2(C) and (D).

SECTION 5. BORROWER REPRESENTATIONS AND WARRANTIES
           ---------------------------------------

     Borrower represents and warrants as follows:

     5.1   ORGANIZATION AND GOOD STANDING.  Borrower (a) is a corporation duly
           ------------------------------
incorporated and existing in good standing under the laws of the jurisdiction of its incorporation, (b) is duly qualified as a foreign corporation and in good standing in all jurisdictions in which its failure to be so qualified could have a Material Adverse Effect, (c) has the corporate power and authority to own its properties and assets and to transact the business in which it is engaged and is or will be qualified in those states wherein it proposes to transact business in the future and (d) is in compliance with all Requirements of Law except to the extent that the failure to comply therewith could not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

     5.2   AUTHORIZATION AND POWER.  Borrower has the corporate power and
           -----------------------
requisite authority to execute, deliver and perform this agreement, the Notes and the other Loan Documents to which it is a party; Borrower is duly authorized to and has taken all corporate action necessary to authorize it to, execute, deliver and perform this agreement, the Notes and the other Loan Documents to which it is a party and is and will continue to be duly authorized to perform this agreement, the Notes and such other Loan Documents.

     5.3   NO CONFLICTS OR CONSENTS.  Neither the execution and delivery by
           ------------------------
Borrower of this agreement, the Notes or the other Loan Documents to which it is a party, nor the consummation of any of the transactions herein or therein contemplated, nor compliance with the terms and provisions hereof or with the terms and provisions thereof, will (a) materially contravene or conflict with any Requirement of Law to which Borrower is subject, or any indenture, mortgage, deed of trust, or other agreement or instrument to which Borrower is a party or by which Borrower may be bound, or to which the Property of Borrower may be subject, or (b) result in the creation or imposition of any Lien, other than the Liens granted to Agent for the benefit of Lenders pursuant to the Security Agreement and this agreement, on the Property of Borrower.

     5.4   ENFORCEABLE OBLIGATIONS.  This agreement, the Notes and the other
           -----------------------
Loan Documents to which Borrower is a party are the legal, valid and binding obligations of Borrower, enforceable in accordance with their respective terms, except as limited by Debtor Laws.

     5.5   PRIORITY OF LIENS.  Agent has a valid, enforceable, perfected, first
           -----------------
priority Lien and security interest for the benefit of Lenders in (i) each Mortgage Loan heretofore identified on a Collateral Pledge Certificate delivered to Agent and not subsequently released by Agent pursuant to the Original Loan Agreement or the Existing Loan Agreement, or this agreement, (ii) the Agency Servicing Rights of Borrower and the Servicing Rights of Borrower other than Agency Servicing Rights heretofore granted by Borrower to Agent pursuant to the Security Agreement and not subsequently released by Agent pursuant to the Original Loan Agreement, or the Existing Loan Agreement, or this agreement, and
(iii) each Take-Out Commitment of Borrower. Upon delivery to Agent of a Collateral Pledge Certificate identifying a New Wet Mortgage Loan and the funding by Lenders of the Warehouse Advances (or by Agent of the Swing Advance) requested in connection therewith, Agent will have valid, enforceable, perfected, first priority Liens and security interests for the benefit of Lenders in such New Wet Mortgage Loan and in all Mortgage Documents related thereto. Upon delivery to Agent of each Collateral Pledge Certificate and the Mortgage Notes which evidence the Mortgage Loans (other than New Wet Mortgage Loans) identified therein, Agent will have valid, enforceable, perfected, first priority Liens and security interests for the benefit of Lenders in such Mortgage Loans and in all Mortgage Documents related thereto. Upon the creation of any Agency Servicing Rights relevant to FNMA on or after the Agreement Date, Agent will have a valid, enforceable, perfected first priority Lien and security interest in such Agency Servicing Rights, subject only to the rights of FNMA under the applicable Agency Servicing Agreements (including the FNMA Guide). Upon the creation of any Agency Servicing Rights relevant to FHLMC on or after the Agreement Date, Agent will have a valid, enforceable, perfected, first priority Lien and security interest in such Agency Servicing Rights, subject only to the rights of FHLMC under the applicable Agency Servicing Agreements (including the FHLMC Guide). Upon the creation of any Servicing Rights other than Servicing Rights relevant to FNMA or FHLMC on or after the Agreement Date, Agent will have a valid, enforceable, perfected, first priority Lien and security interest in all such Servicing Rights other than Servicing Rights relevant to FNMA or FHLMC, subject only to the rights of Persons counterparty under the applicable Servicing Agreements (including, if applicable, the GNMA Guide).

     5.6   NO LIENS.  Borrower has good and indefeasible title to the Collateral
           --------
other than the Servicing Agreements, Servicing Records and Servicing Rights and has good title, subject only to the rights of FHMA, FHLMC, GNMA and other Persons counter parties to the Servicing Agreements, to all Servicing Agreements, Servicing Records and Servicing Rights. All of the Collateral is free and clear of all Liens and other adverse claims of any nature, other than Liens of the type set forth in CLAUSES (A), (B), (C), (D) and (K) of the definition of Permitted Liens.

     5.7   FINANCIAL CONDITION.  Borrower has delivered to Agent and Lenders
           -------------------
copies of the balance sheet of Borrower as of December 31, 1995, and the related statements of income, stockholders' equity and cash flows for the fiscal year ended such date; such financial statements fairly present the financial condition of Borrower as of such date and the results of operations of Borrower for the period ended on such date and have been prepared in accordance with GAAP; except as has been disclosed in writing to Agent and Lenders, as of the date thereof, there were no material obligations, liabilities or Indebtedness (including material contingent and indirect liabilities and obligations and forward or long-term commitments) of Borrower which are not reflected in such financial statements; and no change which constitutes a Material Adverse Effect has occurred in the financial condition or business of Borrower since the date of such financial statements. Borrower has also delivered to Agent and Lenders copies of the balance sheet of Borrower dated as of March 31, 1996 and the related statements of income, and cash flows as of such date; such financial statements fairly present the financial condition of Borrower as of such date and have been prepared in accordance with GAAP, subject to normal year-end adjustments; except as has been disclosed in writing to Agent and Lenders as of the date thereof, there were no material obligations, liabilities or Indebtedness (including material contingent and indirect liabilities and obligations and forward or long-term commitments) of Borrower which are not reflected in such financial statements; and no change which constitutes a Material Adverse Effect has occurred in the financial condition or business of Borrower since the date of such financial statements.

     5.8   FULL DISCLOSURE.  There is no material fact that Borrower has not
           ---------------
disclosed to Agent and Lenders which could have a Material Adverse Effect. Neither the financial statements referred to in SECTION 5.7 hereof, nor any Borrowing Request, officer's certificate or statement delivered by Borrower to Agent or any Lender in connection with this agreement, contains any untrue statement of material fact.

     5.9   NO DEFAULT.  Borrower is not in default under any loan agreement,
           ----------
mortgage, security agreement or other material agreement or obligation to which it is a party or by which any of its Property is bound.

     5.10  NO LITIGATION.  Except as set forth on SCHEDULE 5.10, there are no
           -------------
material actions, suits or legal, equitable, arbitration or administrative proceedings pending, or to the knowledge of Borrower threatened, against Borrower the adverse determination of which could constitute a Material Adverse Effect.

     5.11  TAXES.  All tax returns required to be filed by Borrower in any
           -----
jurisdiction have been filed and all taxes, assessments, fees and other governmental charges upon Borrower or upon any of its properties, income or franchises have been paid prior to the time that such taxes could give rise to a Lien thereon, unless protested in good faith by appropriate proceedings and with respect to which reserves in conformity with GAAP have been established on the books of Borrower. Borrower has no knowledge of any proposed or threatened tax assessment against Borrower.

     5.12  PRINCIPAL OFFICE, ETC.  The principal office, chief executive office
           ----------------------
and principal place of business of Borrower is located at 7601 Lewinsville Road, Suite 302, McLean, Virginia 22102, County of Fairfax.

     5.13  COMPLIANCE WITH ERISA.
           ---------------------

           (A) Borrower has not violated the fiduciary responsibility rules of Subtitle B of Title I of ERISA with respect to any Plan or any Welfare Plan in a manner that could subject Borrower to, or cause Borrower to incur, liability in respect of an action or a suit for damages, or a penalty, under ERISA, or an excise tax under Section 4975 of the Code, which action, suit, penalty or tax, in any case, would be materially adverse to Borrower.

           (B) Each of Borrower and each Related Person has fulfilled its obligations under the minimum funding standards of Section 412 of the Code and Section 302 of ERISA with respect to each Plan; neither Borrower nor any Related Person has incurred, nor are any of them aware of facts which would cause them reasonably to conclude that any of them are likely to incur any material liability to the PBGC, other than for the payment of premiums; and neither Borrower nor any Related Person has incurred, nor are any of them aware of facts which would cause them reasonably to conclude that any of them are likely to incur, any material liability to any Plan or any Welfare Plan, other than for the payment of contributions in the ordinary course. Each Plan and each Welfare Plan is in compliance in all respects with, and has been operated and administered in accordance with the applicable provisions of, ERISA, the Code and each other applicable Federal or state law except to the extent the failure to so comply, or to so operate or administer any such Plan and any such Welfare Plan, would not be materially adverse to Borrower. No event or condition is occurring or exists and neither Borrower nor any Related Person is aware of any facts which would cause them reasonably to conclude that any event or condition will likely occur or exist with respect to any Plan concerning which Borrower would be under an obligation to furnish a report to Agent in accordance with SECTION 6.17 hereof.

           (C) Full payment has been timely made of all amounts which Borrower or any Related Person is required under applicable law, the terms of each Plan or any applicable collective bargaining agreement to have paid as contributions to each Plan and no accumulated funding deficiency under
     Section 412 of the Code or Section 302 of ERISA, whether or not waived, exists or is expected to exist with respect to any Plan. As of the most recent valuation date of each Plan, each Plan was "fully funded." For purposes of this SECTION 5.13, "fully funded" means that the fair market value of the assets of each Plan (determined separately for each Plan and not in the aggregate) is not less than the present value of the accrued benefits of all participants in each Plan (determined separately for each Plan and not in the aggregate), computed on a Plan termination basis by more than $2,000,000.

           (D) Neither Borrower nor any Related Person is or has ever been obligated to contribute to any "multiple employer plan" (within the meaning of Section 4063 of ERISA) or to any Multiemployer Plan.

           (E) The present value (determined in accordance with FAS 106 and using actuarial and other assumptions which are reasonable in respect of the benefits provided and the participants) of the liability of Borrower and each Related Person for post-retirement benefits under any and all Welfare Plans, whether written or unwritten, which are or have been established or maintained, or to which contributions are or have been made, by Borrower or any of its Related Persons does not materially exceed the assets under all such Welfare Plans allocable to such benefits.

           (F) No failure to comply with Code Section 4980B or Part 6 of Title I of ERISA exists or has occurred with respect to any Welfare Plan.

     5.14  OWNERSHIP.  The Parent owns, beneficially, of record and either
           ---------
directly or indirectly, 100% of the issued and outstanding shares of capital stock of Borrower. Neither any "person" nor any "group" (within the meaning of Sections 13(d) and 14(d)(2) of the Securities and Exchange Act of 1934, as amended) is the "beneficial owner" (as defined in

Rule 13d-3 under such act) of more than 50% of the total aggregate voting power of all classes of voting stock of the Parent and/or warrants or options to acquire such voting stock, calculated on a fully diluted basis.

     5.15  SUBSIDIARIES.  Borrower has no Subsidiaries other than Permitted
           ------------
Subsidiaries. Neither Borrower nor any Subsidiary has any interest in any joint venture, partnership or other Person, except to the extent that such an interest is a Permitted Investment.

     5.16  INDEBTEDNESS.  Borrower has no Indebtedness outstanding other than
           ------------
the Obligations and the other Indebtedness permitted by SECTION 7.2.

     5.17  PERMITS, PATENTS, TRADEMARKS, ETC.
           ----------------------------------

           (A) Borrower has all permits, licenses and governmental authorization necessary for the operation of its business. All such permits, licenses and governmental authorizations are in good standing and Borrower is in compliance with all material terms of such permits, licenses and governmental authorizations.

           (B) Borrower owns or possesses (or is licensed or otherwise has the necessary right to use) all patents, trademarks, service marks, trade names (including the name "NVR Mortgage Finance, Inc.") and copyrights, technology, know-how and processes, and all rights with respect to the foregoing, which are necessary for the operation of its business, without any known material conflict with the rights of others. The consummation of the transactions contemplated hereby will not alter or impair in any material respect any of such rights of Borrower.

     5.18  STATUS UNDER CERTAIN FEDERAL STATUTES.  Borrower is not (a) a
           -------------------------------------
"holding company" or a "subsidiary company" of a "holding company" or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company," as such terms are defined in the Public Utility Holding Company Act of 1935, as amended, (b) a "public utility," as such term is defined in the Federal Power Act, as amended, (c) an "investment company", or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended, or (d) a "rail carrier," or a "person controlled by or affiliated with a rail carrier," within the meaning of Title 49, U.S.C., or a "carrier" to which 49 U.S.C. (S)11301(b)(1) is applicable.

     5.19  SECURITIES ACTS AND SECURITIES CREDIT TRANSACTION REGULATIONS.
           -------------------------------------------------------------
Borrower has not issued any unregistered securities in violation of the registration requirements of the Securities Act of 1933, as amended, or of any other Requirement of Law, and is not violating any rule, regulation, or requirement under the Securities Act of 1933, as amended, or the Securities and Exchange Act of 1934, as amended. Borrower is not required to qualify an indenture under the Trust Indenture Act of 1939, as amended, in connection with its execution and delivery of the Notes. Borrower is not a party, whether as a customer or a creditor, to any transaction that is subject to the Securities Credit Transaction Regulations.

     5.20  POLLUTION CONTROL.  Borrower is in compliance with, and to the best
           -----------------
of Borrower's knowledge, Borrower has, at all times since its incorporation, been in material compliance with, all Requirements of Law relating to the environment, hazardous material or pollution control.

     5.21  NO APPROVALS REQUIRED.  Other than consents and approvals previously
           ---------------------
obtained and actions previously taken, neither the execution and delivery of this agreement, the Notes and the other Loan Documents to which Borrower is a party, nor the consummation of any of the transactions contemplated hereby or thereby requires the consent or approval of, the giving of notice to, or the registration, recording or filing by Borrower of any document with, or the taking of any other action in respect of, any Governmental Authority which has jurisdiction over Borrower or any of its Property.

     5.22  MATERIAL AGREEMENTS WITH AFFILIATES.  Except as set forth on SCHEDULE
           -----------------------------------
5.22, Borrower is not party to any material agreement, whether written or oral, with the Parent or any other Affiliate of Borrower. As used in the preceding sentence, "material agreement" includes any agreement in which the fair value of the consideration paid or performance due any party exceeds $100,000 and "with the Parent or any other Affiliate of Borrower" includes any direct or indirect agreement with the Parent or any other Affiliate of Borrower.

     5.23  TAXPAYER IDENTIFICATION.  The Federal tax employer identification
           -----------------------
number of Borrower is 25-1664458.

     5.24  NOT AN INSIDER.  Neither Borrower nor the Parent, or any other
           --------------
Affiliate of Borrower is, and no person having "control" as defined in 12 U.S.C.
(S)375(b)(9) of Borrower or of any of the Parent or any other Affiliate of Borrower is, an "executive officer," "director," or "principal shareholder" (as such terms are defined in 12 U.S.C. (S)375(b)(9) and the regulations promulgated pursuant thereto) of any Lender, of any bank holding company of which any Lender is a Subsidiary, or of any Subsidiary of any bank holding company of which any Lender is a Subsidiary.

     5.25  SURVIVAL OF REPRESENTATIONS.  All representations and warranties by
           ---------------------------
Borrower herein shall survive delivery of the Notes and the making of the Advances, and any investigation at any time made by or on behalf of Agent or any Lender shall not diminish the right of Agent or any Lender to rely thereon.

SECTION 6. AFFIRMATIVE COVENANTS
           ---------------------

     Borrower shall at all times comply with the covenants contained in this
SECTION 6, from the date hereof and for so long as any part of the Obligations or any Commitment is outstanding.

     6.1   FINANCIAL STATEMENTS AND REPORTS.  Borrower shall furnish to each
           --------------------------------
Lender the following, all in form and detail reasonably satisfactory to Lenders:

           (A) Promptly after becoming available, and in any event within 90 days after the close of each fiscal year of Borrower, the consolidated balance sheet of Borrower and its Subsidiaries, if any, as of the end of such year, and the related consolidated statement of income of Borrower and its Subsidiaries accompanied by the related report of independent certified public accountants reasonably acceptable to the Required Lenders which report shall be unqualified and to the effect that such statements have been prepared in accordance with GAAP applied on a basis consistent with prior periods except for such changes in such principles with which the independent public accountants shall have concurred, and accompanied by audited financials (including balance sheets, profit and loss statements, statements of cash flow, and any other financial statements, reports, or information specified by Agent) of NVR Financial Services, Inc., reflecting the corresponding figures as of the end of and for the preceding fiscal year in comparative form, together with the related report prepared by an independent certified public accountant reasonably acceptable to Required Lenders;

           (B) Promptly after becoming available, and in any event within 30 days after the end of each month, a consolidated balance sheet of Borrower and its Subsidiaries, if any, as of the end of such month and the related consolidated statements of income, stockholders' equity and cash flows of Borrower and its Subsidiaries, if any, for such month and the period from the beginning of the current fiscal year of Borrower through the end of such month, (i) certified by the chief financial officer of Borrower to have been prepared in accordance with GAAP applied on a basis consistent with prior periods, subject to normal year-end adjustments, and (ii) accompanied by a completed Officer's Certificate in the form of EXHIBIT K hereto, executed by the president or chief financial officer of Borrower;

           (C) Promptly (i) upon receipt thereof, a copy of each other report submitted to Borrower or any affiliate of Borrower by independent accountants in connection with any annual, interim or special audit of the books of such Person and (ii) upon preparation thereof, a copy of each audit report regarding Borrower submitted to FNMA, FHLMC or GNMA;

           (D) Simultaneously with the delivery of the financial information set forth in SECTION 6.1(B), a report in detail satisfactory to Agent setting forth, for the calendar month to which such financial information relates, all Permitted Intercompany Payables, all receivables from Affiliates, all transactions of Borrower which give rise to Permitted Intercompany Payables, all receivables from affiliates, all transactions of Borrower which give rise to Permitted Intercompany Payables and all transactions of Borrower with any Affiliate of Borrower;

           (E) Promptly and in any event within 30 days after the end of each month, management report regarding Borrower's commitment position, pipeline position, mortgage servicing/delinquency and production;

           (F) No later than 11:00 a.m. on each Business Day, a Take-Out Report, properly completed by an officer of Borrower, setting forth, as of the close of business on the preceding Business Day, the Weighted Average Take-Out Price; and

           (G) Such other information concerning the business, Properties or financial condition of Borrower, any Affiliate or any Investor as Agent or any Lender may request.

     6.2   TAXES AND OTHER LIENS.  Borrower shall pay and discharge promptly all
           ---------------------
taxes, assessments and governmental charges or levies imposed upon it or upon its income or upon any of its Property as well as all claims of any kind (including claims for labor, materials, supplies and rent) which, if unpaid, might become a Lien upon any or all of its Property; provided, however, that Borrower shall not be required to pay any such tax, assessment, charge, levy or claim if the amount, applicability or validity thereof shall currently be contested in good faith by appropriate proceedings diligently conducted by or on behalf of Borrower and if Borrower shall have set up reserves therefor which are adequate under GAAP.

     6.3   MAINTENANCE.  Borrower shall (i) maintain its corporate existence,
           -----------
rights and franchises; (ii) observe and comply in all material respects with all Requirements of Law, and (iii) maintain its Properties (and any Properties leased by or consigned to it or held under title retention or conditional sales contracts) in good and workable condition at all times and make all repairs, replacements, additions, betterments and improvements to its Properties as are needful and proper so that the business carried on in connection therewith may be conducted properly and efficiently at all times.

     6.4   FURTHER ASSURANCES.  Borrower shall, within 3 Business Days (or, in
           ------------------
the case of Mortgage Notes, such longer period as provided under SECTION 3.5 of this agreement) after the request of Agent or any Lender, cure any defects in the execution and delivery of any Note, this agreement or any other Loan Document and Borrower shall, at its expense, promptly execute and deliver to Agent and Lenders upon request all such other and further documents, agreements and instruments in compliance with or accomplishment of the covenants and agreements of Borrower in this agreement and in the other Loan Documents or to further evidence and more fully describe the collateral intended as security for the Notes, or to correct any omissions in this agreement or the other Loan Documents, or more fully to state the security for the Obligations set out herein or in any of the other Loan Documents, or to perfect, protect or preserve any Liens created (or intended to be created) pursuant to any of the other Loan Documents, or to make any recordings, to file any notices, or obtain any consents.

     6.5   REIMBURSEMENT OF EXPENSES.  Borrower shall, within 10 Business Days
           -------------------------
of notice of the amount thereof (which notice shall include appropriate evidence of the amount of such reimbursable item) pay (i) all reasonable legal fees incurred by Agent in connection with the preparation, negotiation or execution of this agreement, the Notes and the other Loan Documents and any amendments, consents or waivers executed in connection therewith, (ii) all fees, charges or taxes for the recording or filing of the Security Instruments, (iii) all shipping, postage and transfer costs incurred by Agent in connection with the administration of this agreement, the Notes and the other Loan Documents, including courier expenses incurred in connection with the Collateral as provided in the Custodial Fee Letter, and (iv) all amounts expended, advanced or incurred by Agent or any Lender to satisfy any obligation of Borrower under this agreement or any of the other Loan Documents or to collect any Note, or to enforce the rights of Agent or any Lender under this agreement or any of the other Loan Documents, which amounts shall include all court costs, attorneys' fees (including, without limitation, for trial, appeal or other proceedings), fees of auditors and accountants, and investigation expenses, reasonably incurred by Agent or any Lender in connection with any such matters, together with interest at the post-maturity rate specified in each Note on each item specified in clauses (i) through (iv) from 30 days after the date of written demand or request for reimbursement until the date of reimbursement.

     6.6   INSURANCE.  Borrower shall maintain with financially sound and
           ---------
reputable insurers, insurance with respect to its Properties and business against such liabilities, casualties, risks and contingencies and in such types and amounts as is customary in the case of Persons engaged in the same or similar businesses and similarly situated, including, without limitation, a fidelity bond or bonds with financially sound and reputable insurers with such coverage and in such amounts as is customary in the case of Persons engaged in the same or similar businesses and similarly situated. Borrower shall cause the improvements on the land covered by each Mortgage relevant to Mortgage Loans included in the Mortgage Collateral to be kept continuously insured at all times by responsible insurance companies against fire and extended coverage hazards under policies, binders, letters or certificates of insurance, with a standard mortgagee clause in favor of Borrower and its assigns. Each such policy must be in an amount no less than the lesser of the maximum insurable value of the improvements or the original principal amount of the relevant Mortgage Loan, without reduction by reason of any co-insurance, reduced rate contribution, or similar clause of the policies or binders. Upon request of Agent or any Lender, Borrower shall furnish or cause to be furnished to Agent from time to time a summary of the insurance coverage of Borrower in form satisfactory to the Person requesting such summary and if requested shall furnish Agent copies of the applicable policies. Agent shall promptly distribute copies of any summaries and policies received by it under this SECTION 6.6 to any Lender which so requests.

     6.7   ACCOUNTS AND RECORDS; SERVICING RECORDS.  Borrower shall keep books
           ---------------------------------------
of record and account in which full, true and correct entries will be made of all dealings or transactions in relation to its business activities, in accordance with GAAP. Borrower shall implement and maintain administrative and operating procedures (including without limitation, an ability to recreate all material records pertaining to the performance of Borrower's obligations under the Servicing Agreements in the event of the destruction of the originals of such records) and keep and maintain all documents, books, records, computer tapes and other information reasonably necessary or advisable for the performance by Borrower of its obligations under the Servicing Agreements.


     6.8   APPRAISALS.  Borrower shall obtain and maintain a copy of an
           ----------
Appraisal with respect to the underlying property covered by the Mortgage which relates to each Pledged Mortgage Loan, shall require that all Appraisals delivered to it in connection with the Pledged Mortgage Loans (whether originated by Borrower or purchased by it) comply in all respects with the Appraisal Laws and Regulations, shall implement and maintain administrative and operating procedures which permit Borrower, Agent and Lenders to verify such compliance, and shall permit and shall use all reasonable efforts to cause each Person from whom it purchases Mortgage Loans to permit any officer, employee or agent of Agent or any Lender to visit and inspect the Properties of Borrower and such Person relevant to such compliance, to inspect the records of Borrower and such Person relevant to such compliance, to take copies and extracts therefrom, and to discuss the Appraisals relevant to the Mortgage Loans from time to time pledged to Agent for the benefit of Lenders with the responsible officers, employees and agents (including any third party appraisers) of Borrower and such Person, at all such reasonable times (which may include unannounced "spot" checks) and as often as Agent or any Lender may desire.

     6.9   RIGHT OF INSPECTION.  Borrower shall permit any officer, employee or
           -------------------
agent of Agent or any Lender to visit and inspect any of the Properties of Borrower, examine Borrower's Servicing Records and books of record and accounts, take copies and extracts therefrom, and discuss the affairs, finances and accounts of Borrower with Borrower's officers, accountants and auditors, all at such reasonable times upon reasonable notice and as often as Agent or any Lender may desire.

     6.10  NOTICE OF CERTAIN EVENTS.  Borrower shall promptly notify Agent and
           ------------------------
each Lender (i) the receipt of any notice from, or the taking of any other action by, the holder of any promissory note, debenture or other evidence of Indebtedness of Borrower with respect to a claimed default, together with a detailed statement by a responsible officer of Borrower specifying the notice given or other action taken by such holder and the nature of the claimed default and what action Borrower is taking or proposes to take with respect thereto;
(ii) the commencement of, or any determination in, any legal, judicial or regulatory proceedings which, if adversely determined, could have a Material Adverse Effect; (iii) the occurrence of any dispute between Borrower and any Governmental Authority or any other Person which, if adversely determined, could have a Material Adverse Effect; (iv) the occurrence of any event or condition which, if adversely determined, would have a Material Adverse Effect; or (v) obtaining knowledge of any event or condition if the effect thereof is to cause or permit with the giving of notice or lapse of time or both the holder of any promissory note, debenture or other evidence of Indebtedness of Borrower to cause such Indebtedness to become due prior to its stated maturity.

     6.11  PERFORMANCE OF CERTAIN OBLIGATIONS.  Borrower shall perform and
           ----------------------------------
observe in all material respects each of the provisions of each Agency Commitment, each Take-Out Commitment and each of the Servicing Agreements on its part to be performed or observed and will cause all things to be done which are necessary to have each item of Mortgage Collateral "covered" (within the meaning given such term in SECTION 6.20) by an Agency Commitment or a Take-Out Commitment comply with the requirements thereof.

     6.12  USE OF PROCEEDS; MARGIN STOCK.  The proceeds of the Advances shall be
           -----------------------------
used by Borrower solely for the funding and acquisition of Mortgage Loans in the ordinary course of Borrower's business, including the refinancing of Eligible Mortgage Loans funded or acquired by Borrower in the ordinary course of business with its own funds. None of such proceeds shall be used for the purpose of purchasing or carrying any "margin stock" as defined in Regulation U of the Board of Governors of the Federal Reserve System, or for the purpose of reducing or retiring any Indebtedness which was originally incurred to purchase or carry margin stock or for any other purpose which might constitute this transaction a "purpose credit" within the meaning of such Regulation U. Neither Borrower nor any Person acting on behalf of Borrower shall (i) take any action in violation of Regulation U or Regulation X of the Board of Governors of the Federal Reserve System, (ii) violate Section 7 of the Securities Exchange Act of 1934, as amended, or any rule or regulation thereunder, or (iii) engage in any transaction which is subject to the Securities Credit Transaction Regulations.

     6.13  NOTICE OF DEFAULT.  Borrower shall furnish to Agent and to each
           -----------------
Lender immediately upon becoming aware of the existence of any Default or Event of Default, a written notice specifying the nature and period of existence thereof and the action which Borrower is taking or proposes to take with respect thereto.

     6.14  COMPLIANCE WITH LOAN DOCUMENTS.  Borrower shall promptly comply with
           ------------------------------
any and all covenants and provisions of this agreement, the Notes and the other Loan Documents.

     6.15  COMPLIANCE WITH MATERIAL AGREEMENTS.  Borrower shall comply in all
           -----------------------------------
material respects with all material agreements, indentures, or documents binding on it or affecting its Property or business.

     6.16  OPERATIONS AND PROPERTIES.  Borrower shall act prudently and in
           -------------------------
accordance, in all material respects, with all Requirements of Law and customary industry standards in managing and operating its Property.

     6.17  ERISA AND PLANS.  As soon as practicable, and in any event within 10
           ---------------
days after an officer of Borrower or any Related Person knows or reasonably should know that any of the events or conditions specified below has occurred or exists, or is expected to occur or exist, Borrower shall deliver to Agent an officer's certificate executed by the president or any vice president of Borrower and setting forth details respecting such event or condition and the action, if any, that Borrower or any Related Person proposes to take with respect thereto (and a copy of any notice or report filed with, given to or received from the PBGC, the Internal Revenue Service or the Department of Labor with respect to such event or condition);

           (A) any reportable event, as defined in Section 4043(b) of ERISA and the regulations issued thereunder, with respect to a Plan, as to which the PBGC has not by regulation waived the requirement of Section 4043(a) of ERISA that it be notified within 30 days of the occurrence of such event (provided that a failure to meet the minimum funding standard of Section 412 of the Code or Section 302 of ERISA shall be a reportable event regardless of the issuance of any waivers in accordance with Section 412(d) of the Code and shall be required to be reported pursuant to this subsection (a));

           (B) the filing under Section 4041 of ERISA of a notice of intent to terminate any Plan or the termination of any Plan or the amendment of any Plan in a manner which would be treated as a termination of such Plan under
     Section 4041(e) of ERISA;

           (C)  a substantial cessation of operations within the meaning of
     Section 4062(e) of ERISA under circumstances which could result in the treatment of Borrower or any Related Person as a substantial employer under a "multiple employer Plan" or the application of the provisions of Section 4062, 4063 or 4064 of ERISA to Borrower or any Related Person;

           (D) the institution by the PBGC of proceedings under Section 4062 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or the receipt by Borrower or any Related Person of a notice from a Multiemployer Plan that such action has been taken by the PBGC with respect to such Multiemployer Plan;

           (E) the complete or partial withdrawal by Borrower or any Related Person under Section 4063, 4203 or 4205 or ERISA from a Plan which is a "multiple employer Plan" or a Multiemployer Plan, or the receipt by Borrower or any Related Person of notice from a Multiemployer Plan that it is in reorganization or it is insolvent pursuant to Section 4241 or 4245 of ERISA or that it intends to terminate under Section 4041A of ERISA or from a "multiple employer Plan" that it intends to terminate; and

           (F) any event or series of events occurs or exists which could reasonably by expected to result in (i) a material liability on the part of Borrower or any Related Person under Title IV of ERISA, (ii) the institution of a proceeding against Borrower or any Related Person to enforce Section 515 of ERISA, or (iii) the imposition of a Lien on any Property of Borrower or any Related Person pursuant to Section 4068 of ERISA or Section 412(n) of the Code.

     6.18  BENEFIT PLAN OBLIGATIONS.  Borrower shall reduce future contributions
           ------------------------
or benefits to each Plan to which it has an obligation to contribute if and to the extent necessary to avoid the occurrence of an Event of Default hereunder, to the extent such reduction may be effected without causing a "partial termination", as that term is used in Section 411(d) of the Code and the regulations promulgated pursuant thereto, or may otherwise be effected without causing the Plan to become disqualified or violating the provisions of ERISA or the Code.

     6.19  ENVIRONMENTAL MATTERS.  Borrower shall comply in all material
           ---------------------
respects with all Requirements of Law relating to the environment, hazardous materials or pollution control and shall furnish to Agent and to each Lender immediately upon becoming aware of any claim under any such Requirement of Law, a written notice specifying the nature of such claim, the Person bringing such claim and the action which Borrower is taking or proposes to take with respect thereto.

     6.20  TAKE-OUT COMMITMENTS; COVERAGE. Borrower shall enter into and
           ------------------------------
maintain Agency Commitments and Take-Out Commitments sufficient at all times to cover each Mortgage Loan (except Investment Mortgage Loans and

Construction Loans) and Mortgage-Backed Security included in the Mortgage Collateral (including any Mortgage-Backed Security to be issued or guaranteed pursuant to an Agency Commitment by which Mortgage Loans included in the Collateral are covered). For purposes of this agreement, a Mortgage Loan or Mortgage-Backed Security shall be "covered" by an Agency Commitment or a Take-Out Commitment if and only if (i) such Mortgage Loan or Mortgage-Backed Security is of a type, including as to amount, maturity and rate or yield, which satisfies the requirements of such Agency Commitment or Take-Out Commitment,
(ii) the sum of the principal amount of such Mortgage Loan or Mortgage-Backed Security and the principal amounts of the Mortgage Loans or Mortgage-Backed Securities previously assigned to such Agency Commitment or Take-Out Commitment for purposes of determining coverage do not exceed the maximum amount thereof,
(iii) with respect to Mortgage Loans, the documentation and underwriting of each such Mortgage Loan complies in all respects with the requirements of such Agency Commitment or Take-Out Commitment and (iv) with respect to Mortgage Loans covered by an Agency Commitment, any Mortgage-Backed Security to be issued or guaranteed pursuant thereto is covered by a Take-Out Commitment. For purposes of SECTIONS 3.7 and 3.8 and the Collateral Pledge Certificates, a Mortgage Loan shall be "covered" by a Take-Out Commitment only if it is either (x) saleable directly into a Take-Out Commitment as a Mortgage Loan rather than as part of a Mortgage-Backed Security or (y) covered by both an Agency Commitment and a Take-Out Commitment.

     6.21  FNMA ACKNOWLEDGMENT AGREEMENT.  On or before the 45th day following
           -----------------------------
the Agreement Date, Borrower shall deliver to Agent a counterpart original Third Amendment to FNMA Acknowledgment duly executed by FNMA.

     6.22  FAILURE TO CLOSE A WET MORTGAGE LOAN.  Borrower shall make a
           ------------------------------------
mandatory repayment in an amount equal to the Collateral Value (determined as if such Wet Mortgage Loan had closed) of any Wet Mortgage Loan listed in a Collateral Pledge Certificate (Wet, Builder or Funding Draft) within one (1) Business Day of the date such Mortgage Loan was to have closed, if (i) such Wet Mortgage Loan shall not have closed before the close of business on the Business Day after the date of delivery of such Collateral Pledge Certificate (Wet, Builder or Funding Draft) and (ii) Borrower shall have received Advances to fund the payment of the proceeds of such Mortgage Loan. Borrower shall give Agent notice of each repayment pursuant to this SECTION 6.22, which notice shall identify the Wet Mortgage Loan which has not closed, contemporaneously with the making of such repayment.

SECTION 7. NEGATIVE COVENANTS
           ------------------

     Borrower shall at times comply with the covenants contained in this SECTION 7, from the date hereof and for so long as any part of the Obligations or any Commitment is outstanding.

     7.1   NO MERGER.  Borrower shall not merge or consolidate with or into any
           ---------
corporation, nor shall Borrower acquire by purchase or otherwise all or substantially all of the assets (except to the extent that such assets consist solely of Mortgage Notes, Mortgage-Backed Securities and rights to service Mortgage Loans) or capital stock of any Person.

     7.2   LIMITATION ON INDEBTEDNESS.  Borrower shall not incur, create,
           --------------------------
contract, assume, have outstanding, guarantee or otherwise be or become, directly or indirectly, liable in respect of any Indebtedness except (a) Repurchase Agreements, (b) Lender Gestation Financing Agreements, (c) Permitted Intercompany Payables, (d) Indebtedness, including the Obligations, secured by Permitted Liens and by no other Liens on the Property of Borrower, (e) liabilities in respect of unfunded vested benefits under a Plan as determined in accordance with ERISA, to the extent permitted under SECTION 7.16, (f) liabilities as lessee under leases which have been or, in accordance with GAAP, should be classified as capitalized leases in an aggregate amount not greater than $1,000,000, (g) Investment Line of Credit Indebtedness, (h) Overline Indebtedness, only if the Warehouse Advances equal the Total Commitments, and
(i) other Indebtedness in an aggregate amount at any time outstanding not greater than $250,000.

     7.3   FISCAL YEAR, METHOD OF ACCOUNTING.  Borrower shall not change its
           ---------------------------------
fiscal year or method of accounting.

     7.4   BUSINESS.  Borrower shall not, directly or indirectly, engage in any
           --------
business other than that currently engaged in by Borrower or any other business customarily engaged in by other Persons in the mortgage banking business.

     7.5   LIQUIDATIONS, CONSOLIDATIONS AND DISPOSITIONS OF SUBSTANTIAL ASSETS.
           -------------------------------------------------------------------
Borrower shall not dissolve or liquidate or sell, transfer, lease or otherwise dispose of any material portion of its property or assets or business; provided, however, that subject to SECTION 3.4(B) hereof nothing in this SECTION 7.5 shall be construed to prohibit Borrower from selling Servicing Rights, Mortgage Notes or Mortgage-Backed Securities in the ordinary course of its business.

     7.6   LOANS, ADVANCES AND INVESTMENTS.  Borrower shall not make any loan
           -------------------------------
(other than loans made in the ordinary course of its business as a mortgage company), advance, or capital contribution to, or investment in (including any investment in any Subsidiary, joint venture or partnership), or purchase or otherwise acquire any of the capital stock, securities, or evidences of indebtedness of, any Person (collectively, "INVESTMENT"), or otherwise acquire any interest in, or control of, another Person, except for the following:

           (A)  Cash Equivalents;

           (B) Any acquisition of securities or evidences of indebtedness of others when acquired by Borrower in settlement of accounts receivable or other debts arising in the ordinary course of its business, so long as the aggregate amount of any such securities or evidence of indebtedness is not material to the business or financial condition of Borrower;

           (C) Mortgage-Backed Securities and Mortgage Notes acquired in the ordinary course of Borrower's business;

           (D) Loans and advances to (i) employees, officers and directors of Borrower or any Affiliate of Borrower or (ii) the Parent and other Affiliates of Borrower which are neither Subsidiaries nor Persons which would, if organized as a corporation and Borrower owned a sufficient interest therein, constitute a Subsidiary of Borrower, in an aggregate principal amount outstanding at any one time not to exceed $250,000 (or such larger amount as Agent may, in its sole discretion, approve in writing prior to the making thereof); and

           (E) Capital contributions to Permitted Subsidiaries, and other Persons which would, if organized as a corporation and Borrower owned a sufficient interest therein, constitute a Permitted Subsidiary in an aggregate amount not greater than $400,000.

     7.7   USE OF PROCEEDS.  Borrower shall not permit the proceeds of the
           ---------------
Advances to be used for any purpose other than those permitted by SECTION 6.12. Borrower shall not, directly or indirectly, use any of the proceeds of the Advances for the purpose of engaging in any transaction which is subject to the Securities Credit Transaction Regulations.

     7.8   ACTIONS WITH RESPECT TO COLLATERAL.  Borrower shall not:
           ----------------------------------

           (A) Compromise, extend, release, or adjust payments on any Mortgage Loan included in the Collateral, accept a conveyance of mortgaged property in full or partial satisfaction of any such Mortgage Loan, or release any Mortgage securing any Mortgage Loan;

           (B) other than pursuant to pair-offs in the ordinary course of business, agree to the amendment or termination of any Take-Out Commitment included in the Collateral or to the substitution of any Take-Out Commitment for such a Take-Out Commitment without the consent of Agent;

           (C) transfer, sell, assign, or deliver any Collateral pledged to Agent to any Person other than Agent, except in accordance with SECTION 3; or

           (D) grant, create, incur, permit or suffer to exist any Lien upon any Mortgage Collateral except for (i) Liens granted to Agent for the benefit of Lenders to secure the Obligations, (ii) such non-consensual Liens may be deemed to arise as a matter of law pursuant to any Take-Out Commitment, (iii) Liens permitted under SECTION 6.2 to the extent that such Liens constitute Permitted Liens, (iv) Liens which constitute Permitted Liens under clauses (f) and (g) of the definition of Permitted Liens.

     7.9   NET WORTH.  The Net Worth of Borrower at any date shall not be less
           ---------
than $10,000,000.

     7.10  ADJUSTED CURRENT RATIO.  The ratio of the current assets (determined
           ----------------------
in accordance with GAAP) to the current liabilities (determined in accordance with GAAP except that the amount of any Permitted Subordinated Indebtedness shall be excluded from the determination thereof) of Borrower at any date shall not be less than 1.02 to 1.0 at any time.

     7.11  LIABILITIES TO NET WORTH RATIOS.11LIABILITIES TO NET WORTH RATIOS.
           -------------------------------

           (A) The ratio of (i) the Total Liabilities (excluding (x) net deferred taxes, (y) Advances to the extent of the aggregate Collateral Value of all Eligible Gestation Mortgage Loans, and (z) obligations of Borrower in respect of Repurchase Agreements) of Borrower to (ii) the greater of (A) the Adjusted Tangible Net Worth of Borrower and (B) the Net Worth of Borrower shall not be more than 10.0 to 1.0 at any time.

           (B) The ratio of (i) the Total Liabilities (including all obligations of Borrower under Repurchase Agreements, whether or not such obligations constitute liabilities under GAAP, and excluding only (x) net deferred taxes and (y) Advances to the extent of the aggregate Collateral Value of all Eligible Gestation Mortgage Loans) of Borrower to (ii) the greater of (A) the Adjusted Tangible Net Worth of Borrower and (B) the Net Worth of Borrower shall not be more than 12.0 to 1.0 at any time.

                                                                        08/23/96

     7.12  MINIMUM SERVICING PORTFOLIO.  THE AGGREGATE OUTSTANDING PRINCIPAL
           ---------------------------
BALANCE OF THE MORTGAGE LOANS INCLUDED IN THE SERVICING PORTFOLIO OF BORROWER SHALL NOT BE LESS THAN $350,000,000 AT ANY TIME.

     7.13  RESTRICTIONS ON DIVIDENDS, RETURNS OF CAPITAL AND SERVICING PROCEEDS
           --------------------------------------------------------------------
DISTRIBUTIONS. Borrower shall not directly or indirectly declare or make, or
-------------
incur any liability to make, any Dividend, Return of Capital or Servicing Proceeds Distribution unless, prior thereto, Borrower shall have submitted to Agent a certificate of its President or Chief Financial Officer certifying that no Default or Event of Default exists or would result therefrom and, in the case of any Return of Capital or any Servicing Proceeds Distribution, demonstrating the amount and source of such return or distribution.

     7.14  TRANSACTIONS WITH AFFILIATES.
           ----------------------------

           (A) Borrower shall not enter into any transactions, including, without limitation, any purchase, sale, lease or exchange of property or services with or the incurring of Indebtedness to any Affiliate unless such transactions are otherwise permitted under this agreement, are in the ordinary course of Borrower's business and are upon fair and reasonable terms no less favorable to Borrower than it would obtain in a comparable arm's length transaction with a Person not an Affiliate; and

           (B) the aggregate amount paid or payable by Borrower to Affiliates of Borrower exclusive of Permitted Dividends, Permitted Tax Payments, payments in respect of Permitted Intercompany Payables, Permitted Returns of Capital, and Permitted Servicing Proceeds Distributions shall not exceed $250,000 in the aggregate in any twelve month period.

     7.15  LIENS.  Borrower shall not grant, create, incur, assume, permit or
           -----
suffer to exist any Lien which is not a Permitted Lien upon any of its Property, including without limitation any and all of Borrower's Mortgage Loans, Mortgage-Backed Securities (except as permitted under SECTION 7.8(D)) and Servicing Rights and the proceeds from any thereof.

     7.16  COMPLIANCE WITH ERISA.  Borrower shall not, and shall not permit any
           ---------------------
Related Person to:

           (A) (i) engage in any transaction in connection with which Borrower or any Related Person could be subject to either a civil penalty assessed pursuant to Section 502(i) of ERISA or a tax imposed by Section 4975 of the Code, (ii) fail to make full payment when due of all amounts which would be deductible by Borrower or any Related Person and which, under the provisions of any Plan, applicable law or applicable collective bargaining agreement, Borrower or any Related Person is required to pay as contributions thereto, or (iii) permit to exist any accumulated funding deficiency, whether or not waived, with respect to any Plan (other than a Multiemployer Plan or a "multiple employer Plan"), if, in the case of any of clause (i), (ii) or (iii) above such penalty or tax, or the failure to make such payment, or the existence of such deficiency, as the case may be, will likely have a material adverse effect on the financial position of Borrower;

           (B) permit the amount of unfunded benefit liabilities (within the meaning of Section 4001(a)(18) of ERISA) under each Plan maintained, established or contributed to at such time by Borrower or any of its Related Persons (other than Multiemployer Plans or "multiple employer plans") to exceed $2,000,000; or

           (C) permit the aggregate complete or partial withdrawal liability under Title IV of ERISA with respect to all Plans which are "multiple employer plans" and all Multiemployer Plans incurred by Borrower or any Related Person to exceed $50,000.

     7.17  CHANGE OF PRINCIPAL OFFICE.  Borrower shall not (a) change the
           --------------------------
location of its principal office, chief executive office and principal place of business from that specified in SECTION 5.12 or (b) change its name, identity or corporate structure to such an extent that any financing statement filed by Agent in connection with this agreement would become seriously misleading, unless it shall have given Agent at least 30 days prior written notice thereof and prior to effecting any such change, taken such steps as Agent or the Required Lenders may deem necessary or desirable to continue the perfection and priority of the Liens in favor of Agent for the benefit of Lenders granted in connection herewith.

     7.18  TAX PAYMENTS.  Except in accordance with the Tax Allocation
           ------------
Agreement, Borrower shall not make any payments to or on behalf of the Parent or any Affiliate of Borrower in respect of taxes.

     7.19  TAX ALLOCATION AGREEMENT.  Borrower shall not permit the amendment or
           ------------------------
modification of the Tax Sharing Agreement in any way which has an adverse effect on Borrower.

     7.20  PERMITTED SUBORDINATED INDEBTEDNESS.  Borrower shall not increase the
           -----------------------------------
outstanding amount of the Permitted Subordinated Indebtedness, modify or amend the Affiliate Note without providing a copy of the Affiliate Note, as modified, to Agent within 20 days after execution of the Affiliate Note, or make any payment in respect of the Affiliate Note; provided, that so long as no Default or Event of Default exists or would result therefrom, Borrower may borrow, repay and reborrow under the Affiliate Note.

SECTION 8. EVENTS OF DEFAULTSECTION 8.EVENTS OF DEFAULT
           -----------------

     8.1   NATURE OF EVENT.  An Event of Default shall exist if any one or more
           ---------------
of the following occurs:

           (A) Borrower fails to make any payment of principal of or interest on any Note, or payment of any fee, expense or other amount due hereunder, under any of the Notes or under any other Loan Document, on or before the date such payment is due;

           (B) Borrower fails to observe or perform (i) any term, covenant or agreement set forth in SECTIONS 2.3(B)(III), 2.5, 6.13, 6.17, 6.20, 6.21 or
     6.22 or SECTION 7 (other than SECTIONS 7.9 through 7.12, inclusive, SECTION
     7.18 and SECTION 7.16, which SECTION 7.16 is governed by SECTION 8.1(L) or
     (II) any term, covenant or agreement set forth in SECTIONS 7.9 through 7.12 or SECTION 7.18 if such failure shall remain unremedied for 20 days, or
     (iii) any other term, covenant or agreement in this agreement on its part to be performed or observed if the failure to perform or observe such other term, covenant or agreement shall remain unremedied for 20 days after written notice thereof shall have been given to Borrower by Agent or the Required Lenders;

           (C) Borrower fails to observe or perform any of the covenants or agreements contained in any other Loan Document, and (unless such default otherwise constitutes a Default pursuant to other provisions of this
     SECTION 8.1) such default continues unremedied beyond the expiration of any applicable grace period which may be expressly allowed under such other Loan Document;

           (D) any material statement, warranty or representation by or on behalf of Borrower contained in this agreement, the Notes or any other Loan Document or any Borrowing Request, officer's certificate or other writing furnished in connection with this agreement, proves to have been incorrect or misleading in any material respect as of the date made or deemed made;

           (E) Borrower fails to make when due or within any applicable grace period any payment on any Indebtedness with an unpaid principal balance of over $500,000.00; or any event or condition occurs under any provision contained in any such obligation or any agreement securing or relating to such obligation (or any other breach or default under such obligation or agreement occurs) if the effect thereof is to cause or permit the holder or trustee of such obligation to cause such obligation to become due prior to its stated maturity; or any such obligation becomes due (other than by regularly scheduled payments) prior to its stated maturity; or any of the foregoing occurs with respect to any one or more items of Indebtedness of Borrower with unpaid principal balances exceeding, in the aggregate, $500,000.00;

           (F) Borrower shall generally not pay its debts as they become due or shall admit in writing its inability to pay its debts, or shall make a general assignment for the benefit of creditors;

           (G) Borrower shall (i) apply for or consent to the appointment of a receiver, trustee, custodian, intervenor or liquidator of it or of all or a substantial part of its assets, (ii) file a voluntary petition in bankruptcy, (iii) file a petition or answer seeking reorganization or an arrangement with creditors or to take advantage of any Debtor Laws, (iv) file an answer admitting the material allegations of, or consent to, or default in answering, a petition filed against it in any bankruptcy reorganization or insolvency proceeding, or (v) take corporate action for the purpose of effecting any of the foregoing;

           (H) an involuntary petition or complaint shall be filed against Borrower seeking bankruptcy or reorganization of Borrower or the appointment of a receiver, custodian, trustee, intervenor or liquidator of Borrower, or all or substantially all of its assets, and such petition or complaint shall not have been dismissed within 60 days of the filing thereof; or an order, order for relief, judgment or decree shall be entered by any court of competent jurisdiction or other competent authority approving a petition or complaint seeking reorganization of Borrower or appointing a receiver, custodian, trustee, intervenor or liquidator of Borrower, or of all or substantially all of its assets;

           (I) Borrower fails within 30 days to pay, bond or otherwise discharge any final judgment or order for payment of money in excess of $250,000.00 or Borrower fails within 30 days to pay, bond or otherwise discharge final judgments or orders for payment of money which exceed in the aggregate $250,000.00, or Borrower fails within 30 days to timely appeal or pay, bond or otherwise discharge any judgments or orders for payment of money which exceed, in the aggregate, $250,000.00 and which Borrower may appeal;

           (J) any default or event of default occurs under any other Indebtedness of Borrower to any Lender;

           (K) any Person levies on, seizes or attaches all or any material portion of the assets of Borrower and within 30 days thereafter Borrower shall not have dissolved such levy or attachment, as the case may be, and, if applicable, regained possession of such seized assets;

           (L) an event or condition specified in SECTION 7.16 occurs or exists and, as a result of such event or condition, together with all other such events or conditions, Borrower or any Related Person incurs or is reasonably likely to incur a liability to a Plan, a participant or the PBGC (or any combination of the foregoing) that is material in relation to the financial position of Borrower;

           (M)  any change in the senior management of Borrower shall occur;

           (N) Borrower shall cease to be an eligible seller or servicer under the FNMA Guide or the FHLMC Guide, or FNMA or FHLMC shall impose any sanctions upon or take any action to terminate or revoke any servicing of Borrower, or FNMA or FHLMC shall take any action to initiate the transfer of any servicing from Borrower to another Person (including, without limitation, the giving of notice to Borrower that it intends to terminate or transfer any servicing) or FNMA or FHLMC shall seek any judicial relief with respect to Borrower;

           (O) GNMA shall revoke or terminate any servicing of Borrower, or GNMA shall issue a letter of extinguishment under any GNMA guaranty agreement or GNMA shall notify Borrower that it intends to revoke or terminate any servicing of Borrower or issue a letter of extinguishment, or GNMA shall seek any judicial relief with respect to Borrower;

           (P) the Parent shall cease to own beneficially, of record and either directly or indirectly, 100% of the issued and outstanding shares of capital stock of Borrower, or any "person" or "group" (within the meaning of Sections 13(d) or 14(d)(2) of the Securities Exchange Act of 1934, as amended) shall become the "beneficial owner" (as defined in Rule 13d-3 under such act) of more than 50% of the total aggregate voting power of all classes of the voting stock of the Parent and/or warrants or options to acquire such stock, calculated on a fully diluted basis; or

           (Q) any provision of this agreement, the Notes or any other Loan Document shall for any reason cease to be in full force and effect, or be declared null and void or unenforceable in whole or in part; or the validity or enforceability of any such document shall be challenged or denied.

     8.2   DEFAULT REMEDIES.  Upon the occurrence of an Event of Default, Agent,
           ----------------
at the request of the Required Lenders, provided such Event of Default has not been previously cured by Borrower, may (i) declare each of the Commitments to be terminated and/or declare the entire principal of and all interest accrued on the Notes to be, and the Notes, together with all Obligations, shall thereupon become, forthwith due and payable, without presentment, demand, protest, notice of protest and nonpayment, notice of acceleration or of intent to accelerate or other notice of any kind, all of which hereby are expressly waived and (ii) exercise any other right or remedy available at law or pursuant to any Loan Document. Notwithstanding the foregoing, if an Event of Default specified in
SECTION 8.1(F), (G), (H) or (P) above occurs, the Commitment of each Lender shall automatically and immediately terminate and the Notes and all other Obligations shall become automatically and immediately due and payable, both as to principal and interest, without any action by Agent or any Lender and without presentment, demand, protest, notice of protest and nonpayment, notice of acceleration or of intent to accelerate, or any other notice of any kind, all of which are hereby expressly waived, anything contained herein or in any Note to the contrary notwithstanding.

SECTION 9. AGENT
           -----

     9.1   AUTHORIZATION AND ACTION.  Each Lender hereby appoints Bank One,
           ------------------------
Texas, N.A., as Agent under this agreement and the other Loan Documents and authorizes Agent to take such action on its behalf and to exercise such powers and perform such duties as are expressly delegated to Agent by the terms of this agreement and such other Loan Documents, together with such powers as are reasonably incidental thereto. As to any matter not expressly provided for by this agreement (including, without limitation, enforcement or collection of the Notes), Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Required Lenders, and such instructions shall be binding upon all Lenders and all holders of the Notes; provided, however, that Agent shall not be required to take any action which exposes Agent to personal liability or which is contrary to this agreement or applicable law. Agent agrees to give to each Lender prompt notice of each notice given to it by Borrower pursuant to the terms of this agreement.

     9.2   AGENT'S RELIANCE, ETC..  Notwithstanding anything to the contrary in
           ----------------------
this agreement or any other Loan Document, neither Agent nor any of its directors, officers, agents, employees, attorneys-in-fact or Affiliates shall be liable for any action taken or omitted to be taken by it or them under or in connection with this agreement or the other Loan Documents, except for its or their own gross negligence or willful misconduct. Without limitation of the generality of the foregoing, Agent: (a) may treat the payee of any Note as the holder thereof; (b) may consult with legal counsel (including counsel for Borrower), independent public accountants and other experts selected by it or Borrower and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (c) makes no warranty or representation to any Lender and shall not be responsible to any Lender for any statements, warranties or representations made in or in connection with this agreement; (d) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this agreement on the part of Borrower or to inspect the property (including the books and records) of Borrower, except receipt of delivery of the items required under SECTIONS 3.2, 4.1, 4.2, and 6.1; (e) shall not be responsible to any Lender for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of this agreement or any other instrument or document furnished pursuant hereto; and (f) shall incur no liability under or in respect of this agreement by acting upon any notice, consent, certificate or other instrument or writing (which may be by telecopy) believed by it to be genuine and signed or sent by the proper party or parties.

     9.3   AGENT AND AFFILIATES.  With respect to its Commitment, the Advances
           --------------------
made by it and the Notes issued to it, Agent shall have the same rights and powers under this agreement and the other Loan Documents as any other Lender and may exercise the same as though it were not Agent; and the term "Lender" or "Lenders" shall, unless otherwise expressly indicated, include Agent in its individual capacity. Agent and the Affiliates of Agent may accept deposits from, lend money to, act as trustee under indentures of, and generally engage in any kind of business with, Borrower, any of its Affiliates and any Person who may do business with or own securities of Borrower or any of its Affiliates, all as if Agent were not Agent and without any duty to account therefor to Lenders.

     9.4   LENDER CREDIT DECISION.  Each Lender acknowledges that it has,
           ----------------------
independently and without reliance upon Agent or any other Lender and based on the financial statements referred to in SECTIONS 5.7 and 6.1 and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter this agreement. Each Lender also acknowledges that it will, independently and without reliance upon Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, to make its own credit decisions in taking or not taking action under this agreement.

     9.5    INDEMNIFICATION. Lenders agree to indemnify Agent (to the extent not
            ---------------
reimbursed by Borrower), ratably according to their respective Commitments, from and against any and all liabilities, obligations, losses, damages, penalties, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against Agent in any way relating to or arising out of this agreement or any action taken or omitted by Agent under this agreement (including any of same which may result from the negligence, but not gross negligence, of Agent), provided that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from Agent's gross negligence or willful misconduct. Without limitation of the foregoing, each Lender agrees to reimburse Agent promptly upon demand for its ratable share of any out-of-pocket expenses (including counsel fees) incurred by Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this agreement, to the extent that Agent is not reimbursed for such expenses by Borrower.

     9.6    SUCCESSOR AGENT.  Agent may resign at any time by giving written
            ---------------
notice thereof to Lenders and Borrower and may be removed at any time with or without cause by the Required Lenders. Upon any such resignation or removal, the Required Lenders shall have the right to appoint a successor Agent. If no successor Agent shall have been so appointed by the Required Lenders, and shall have accepted such appointment, within 30 days after the retiring Agent's giving of notice of resignation or the Required Lenders' removal of the retiring Agent, then the retiring Agent may, on behalf of Lenders, appoint a successor Agent, which shall be a commercial bank or savings bank organized under the laws of the United States of America or of any State thereof which has a combined capital and surplus of at least $200,000,000. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from any further duties and obligations under this agreement. After any retiring Agent's resignation or removal hereunder as Agent, the provisions of this SECTION 9 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this agreement. The appointment of a Successor Agent shall not release the retiring Agent from any liability it may have for any actions taken or omitted to be taken by it while it was Agent under this agreement.

     9.7    RIGHT OF INSPECTION.  Agent shall permit any officer, employee or
            -------------------
agent of Borrower or any Lender which may so request to visit and inspect the premises on which the custodial duties of Agent hereunder are performed, examine the books and records of Agent which pertain to such custodial duties, take copies and extracts therefrom, and discuss the performance of such custodial duties with the officers, accountants and auditors of Agent that are responsible therefor, all at such reasonable times and as often as Borrower or any Lender may desire.

SECTION 10. INDEMNIFICATION OF LENDERS
            --------------------------

     10.1   INDEMNIFICATION.
            ---------------

            (A) Borrower will indemnify and hold harmless each Lender, each Lender's directors, officers, employees and each Person, if any, who is deemed to control any Lender (any and all whom are referred to as the "Indemnified Party") from and against any and all losses, claims, damages and liabilities, joint or several (including all losses, claims, damages and liabilities resulting from the negligence, but not the gross negligence of such Indemnified Party, and including all legal fees or other expenses reasonably incurred by any Indemnified Party in connection with the preparation for or defense of any pending or threatened claim, action or proceeding, whether or not resulting in any liability), to which such Indemnified Party may become subject (whether or not such Indemnified Party is a party thereto) under any applicable Federal, state or local law or otherwise caused by or arising out of, or allegedly caused by or arising out of, this agreement or any transaction contemplated hereby, including, without limitation, any liability or penalty arising out of any fact or circumstance which causes the representations or warranties set forth in
     Section 3.7 or 3.8 to be false or incorrect, excepting only losses, claims, damages or liabilities arising from the gross negligence or willful misconduct or fraud of such Indemnified Party.

            (B) Promptly after receipt by an Indemnified Party of notice of any claim or proceeding with respect to which an Indemnified Party is entitled to indemnity hereunder, such Indemnified Party will notify Borrower of such claim or the commencement of such action or proceeding, provided that the failure of an Indemnified Party to give notice as provided herein shall not relieve Borrower of its obligations under this SECTION 10.1 with respect to such Indemnified Party, except to the extent that Borrower is actually prejudiced by such failure. Borrower will assume the defense of such claim, action or proceeding and will employ counsel reasonably satisfactory to the Indemnified Party and will pay the reasonable fees and expenses of such counsel. Notwithstanding the preceding sentence, the Indemnified Party will be entitled, at the expense of Borrower, to employ counsel separate from counsel for Borrower and for any other party in such action if the Indemnified Party reasonably determines that a conflict of interest or other reasonable basis exists which makes representations by counsel chosen by Borrower not advisable, provided that Borrower shall not be obligated to pay for the fees and expenses of more than one counsel for all Indemnified Parties in respect of a particular controversy. In the event an Indemnified Party appears as a witness in any action or proceeding brought against Borrower or any of its Subsidiaries (or any of its officers, directors or employees) in which an Indemnified Party is not named as a defendant, Borrower agrees to reimburse such Indemnified Party for all reasonable expenses incurred by it (including reasonable fees and expenses of counsel) in connection with its appearing as a witness.

     10.2   Limitation of Liability.  Neither any Lender nor the directors,
            -----------------------
officers, agents or employees of any Lender shall be liable for any action taken or omitted to be taken by it or them under or in connection with this agreement, except for such actions taken or omitted to be taken as constitute gross negligence or willful misconduct on the party of such Lender or its directors, officers, agents or employees.

SECTION 11. MISCELLANEOUS
            -------------

     11.1   NOTICES.  Any notice or request required or permitted to be given
            -------
under or in connection with this agreement, the Notes or the other Loan Documents (except as may otherwise be expressly required therein) shall be in writing and shall be mailed by first class or express mail or overnight messenger, postage prepaid, or sent by telex, telegram, telecopy or other similar form of rapid transmission, confirmed by mailing (by first class or express mail, postage prepaid) written confirmation at substantially the same time as such rapid transmission, or personally delivered to an officer of the receiving party. All such communications shall be mailed, sent or delivered to the parties hereto at their respective addresses as follows:

     Borrower:           NVR Mortgage Finance, Inc.
                    7601 Lewinsville Road, Suite 302
                    McLean, Virginia  22102
                    Attention:  Mr. William J. Inman
                    Telecopy:  (703) 761-2030

     Agent:         Bank One, Texas, National Association
                    1717 Main Street, Fourth Floor
                    Dallas, Texas  75201
                    Attention: Mr. Mark L. Freeman
                    Telecopy:  (214) 290-2275

     Lenders:    The address listed for each Lender
                    on SCHEDULE 1.1(A)

or at such other addresses or to such individual's or department's attention as any party may have furnished the other parties in writing. Any communications so addressed and mailed shall be deemed to be given when so mailed, sent or delivered, except that communications given pursuant to SECTIONS 2.5 and 6.13, Borrowing Requests and Collateral Pledge Certificates and communications related thereto shall not be effective until actually received by Agent, a Lender or Borrower, as the case may be, any communication mailed by first class shall be deemed to have been given on the third day following the day it is mailed, any communication sent by rapid transmission shall be deemed to be given when receipt of such transmission is confirmed, and any communication delivered in person shall be deemed to be given when receipted for by, or actually received by, an officer of Borrower, Agent or a Lender, as the case may be.

     11.2   AMENDMENTS, ETC.
            ----------------

            (A)  In General. Neither this agreement, any Note or any other Loan
                 ----------
     Document, nor any terms hereof or thereof may be amended, supplemented or modified except in accordance with the provisions of this SECTION 11.2. With the written consent of the Required Lenders, Agent and Borrower may, from time to time, enter into written amendments, supplements or modifications hereto for the purpose of adding any provisions to this agreement, the Notes, or the other Loan Documents to which Borrower is a party or changing in any manner the rights of Lenders or of Borrower hereunder or thereunder or waiving, on such terms and conditions as Agent may specify in such instrument, any of the requirements of this agreement or the Notes or the other Loan Documents to which Borrower is a party or any Default or Event of Default and its consequences; provided, however, that no such waiver and no such amendment, supplement or modification shall (i)(A) waive any condition set forth in
     SECTION 4, (B) extend the maturity of any Note or any installment thereof, or reduce the rate or extend the time of payment of interest thereon, or reduce the principal amount thereof, (C) reduce any fee payable to any Lender under this agreement, (D) change any Lender's Commitment Amount, (E) amend, modify or waive any provision of this SECTION 11.2, (F) consent to the assignment or transfer by Borrower of any of its rights and obligations under this agreement, (G) waive any Event of Default specified in SECTION
     8.1 (F), (G), (H) or (P), (H) amend, supplement or modify the definition of Borrowing, Borrowing Base, Collateral Value, Eligible Gestation Mortgage Loan, Eligible Mortgage Loan, Eligible Wet Mortgage Loan, Jumbo Loan, Super Jumbo Loan or Required Lenders or of any component of any thereof, or any provision of SECTION 2.1 or SECTION 6.12, (I) change the several nature of Lenders' obligations under this agreement, (J) release any Collateral except as expressly permitted by the Loan Documents, or (K) change any release provision in any Loan Document, in each of the foregoing cases without the written consent of all Lenders, (ii) amend, modify or waive any provision pertaining to Swing Advances without the written consent of Agent, or (iii) amend, modify or waive any provision of SECTION 4 without the written consent of all Persons then serving or having served as Agent; and provided, further, Borrower and Agent may, without the approval of the Required Lenders, add Additional Lenders pursuant to SECTION 11.11(C); provided, that such addition does not result in the Total Commitment exceeding $200,000,000. Any such waiver and any such amendment, supplement or modification shall apply equally to each of Lenders and shall be binding upon Borrower, Lenders, Agent and all future holders of the Notes. In the case of the waiver of any Default or Event of Default, Borrower, Lenders and Agent shall be restored to their former position and rights hereunder and under the outstanding Notes, and any Default or Event of Default waived shall be deemed to be cured and not continuing; but no such waiver shall extend to any subsequent or other Default or Event of Default, or impair any right consequent thereon.

            (B)  Regarding Investors.  Notwithstanding anything in SECTION
                 -------------------
     11.2(A) to the contrary:

                 (I) The Required Lenders may, at any time and from time to time, without the consent of Borrower but effective upon thirty (30) days' prior written notice by Agent to Borrower, amend SCHEDULE 1.1(B) to delete any Person which, in the sole discretion of the Required Lenders, is no longer acceptable as an Investor; provided, that (A) any Investor with respect to which any proceeding of the types described in SECTIONS 9.1(G) and (H) has been commenced shall, immediately upon notice to Borrower from Agent or any Lender (with a copy to Agent) be automatically deleted from SCHEDULE 1.1(B) without the necessity for any other action (including prior written notice of any duration to Borrower) by Agent or any lender and (B) upon any Investor being deleted from SCHEDULE 1.1(B), Borrower shall not enter into any new Take-Out Commitments or Repurchase Agreements with such Investor; and

                 (II) At any time and from time to time at the request of Borrower and with the consent of Agent and notice to each Lender,
            SCHEDULE 1.1(B) may be supplemented to include any Person not then an Investor which, in the sole discretion of Agent, is acceptable as an Investor.

            (C)  Commitment Amount.  Notwithstanding anything in SECTION
                 -----------------
     11.2(A) to the contrary, Borrower, Agent and any Lender (the "INCREASING LENDER") may, at any time and from time to time, without the consent of any other Lender or Lenders but by written agreement with notice to each Lender, increase the Commitment Amount of such Increasing Lender for up to one hundred and twenty days; provided, that after giving effect to such increase, the Total Commitment at such time does not exceed the Total Commitment on the Agreement Date by more than $50,000,000.

     11.3  INVALIDITY.  In the event that any one or more of the provisions
           ----------
contained in any Note, this agreement or any other Loan Document shall, for any reason, be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of such document.

     11.4  SURVIVAL OF AGREEMENTS.  All covenants and agreements herein and in
           ----------------------
any other Loan Document not fully performed before the date hereof or the date thereof, and all representations and warranties herein or therein, shall survive until payment in full of the Obligations and termination of all of the Commitments.

     11.5  RENEWAL, EXTENSION OR REARRANGEMENT.  All provisions of this
           -----------------------------------
agreement and of the other Loan Documents shall apply with equal force and effect to each and all promissory notes hereafter executed which in whole or in part represent a renewal, extension for any period, increase or rearrangement of any part of the Obligations originally represented by the Notes or any part of such other Obligations.

     11.6  WAIVERS.  No course of dealing on the part of Agent or any Lender, or
           -------
any of their officers, employees, consultants or agents, nor any failure or delay by Agent or any Lender with respect to exercising any right, power or privilege of Agent or any Lender under the Notes, this agreement or any other Loan Document shall operate as a waiver thereof, except as otherwise provided in
SECTION 11.2.

     11.7  CUMULATIVE RIGHTS.  The rights and remedies of Lenders and Agent
           -----------------
under the Notes, this agreement, and any other Loan Document shall be cumulative, and the exercise or partial exercise of any such right or remedy shall not preclude the exercise of any other right or remedy.

     11.8  CONSTRUCTION.  THIS AGREEMENT, EACH NOTE AND EACH OTHER LOAN DOCUMENT
           ------------
IS A CONTRACT MADE UNDER AND SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE UNITED STATES OF AMERICA AND THE STATE OF TEXAS, AS SUCH LAWS ARE NOW IN EFFECT, EXCEPT AS OTHERWISE SPECIFIED HEREIN OR THEREIN, AND, WITH RESPECT TO USURY LAWS, IF ANY, APPLICABLE TO LENDERS AND TO THE EXTENT ALLOWED THEREBY, AS SUCH LAWS MAY HEREAFTER BE IN EFFECT WHICH ALLOW A HIGHER MAXIMUM NONUSURIOUS INTEREST RATE THAN SUCH LAWS NOW ALLOW. TEX. REV. CIV. STAT. ANN. ART. 5069, CH. 15 (WHICH REGULATES CERTAIN REVOLVING LOAN ACCOUNTS AND REVOLVING TRIPARTY ACCOUNTS) SHALL NOT APPLY TO THIS AGREEMENT OR ANY NOTE.

     11.9  INTEREST.  Any provisions herein, in any Note, or in any other Loan
           --------
Document, or any other document executed or delivered in connection herewith, or in any other agreement or commitment, whether written or oral, expressed or implied, to the contrary notwithstanding, no Lender shall in any event be entitled to receive or collect, nor shall or may amounts received hereunder be credited, so that such Lender shall be paid, as interest, a sum greater than the maximum amount permitted by applicable law to be charged to the Person primarily obligated to pay such Note at the time in question. If any construction of this agreement, any Note or any other Loan Document, or any and all other papers, agreements or commitments indicate a different right given to any Lender to ask for, demand or receive any larger sum as interest, such is a mistake in calculation or wording which this clause shall override and control, it being the intention of the parties that this agreement, each Note, and all other Loan Documents or other documents executed or delivered in connection herewith shall in all things comply with applicable law and proper adjustments shall automatically be made accordingly. In the event that any Lender shall ever receive, collect or apply as interest, any sum in excess of the maximum nonusurious rate permitted by applicable law (the "MAXIMUM RATE"), if any, such excess amount shall be applied to the reduction of the unpaid principal balance of the Note or Notes held by such Lender, and if the same be paid in full, any remaining excess shall be paid to Borrower. In determining whether or not the interest paid or payable, under any specific contingency, exceeds the Maximum Rate, if any, Borrower and each Lender shall, to the maximum extent permitted under the applicable law: (a) characterize any nonprincipal payment as an expense or fee rather than as interest, (b) exclude voluntary prepayments and the effects thereof, and (c) "spread" the total amount of interest throughout the entire term of such Lender's Note or Notes; provided that if a Note is paid and performed in full prior to the end of the full contemplated term hereof, and if the interest received for the actual period of existence thereof exceeds the Maximum Rate, if any, the Lender holding such Note shall refund to Borrower the amount of such excess.

     To the extent that Tex. Rev. Civ. Stat. Ann. art 5069-1.04, as amended (the "ACT"), is relevant to the holder of a Note for purposes of determining the Maximum Rate, each such holder elects to determine such applicable legal rate under the Act pursuant to the "indicated rate ceiling", from time to time in effect, as referred to and defined in article 1.04(a)(1) of the Act; subject, however, to the limitations on such applicable ceiling referred to and defined in article 1.04(b)(2) of the Act, and further subject to any right such holder may have subsequently, under applicable law, to change the method of determining the Maximum Rate.

     11.10 RIGHT OF OFFSET.  Borrower hereby grants to Agent, to each Lender
           ---------------
and to any assignee or participation of any Lender a right of offset, to secure the repayment of Obligations, upon any and all monies, securities or other property of Borrower, and the proceeds therefrom now or hereafter held or received by or in transit to such Person, from or for the account of Borrower, whether for safekeeping, custody, pledge, transmission, collection or otherwise, and also upon any and all deposits (general or special, time or demand, provisional or final) and credits of Borrower, and any and all claims of Borrower against such Person at any time existing. Upon the occurrence of any Event of Default, such Person is hereby authorized at any time and from time to time, without notice to Borrower, to offset, appropriate, and apply any and all items hereinabove referred to against the Obligations. Notwithstanding anything in this SECTION 11.10 or elsewhere in this agreement to the contrary, Agent, Lenders and any assignee or participant of any Lender shall not have any right to offset, appropriate or apply any accounts of Borrower which consist of escrowed funds (except and to the extent of any beneficial interest of Borrower in such escrowed funds) on deposit in accounts which accounts have been identified on the books and records of the Person with whom such accounts are maintained as containing escrowed funds.

     11.11  ASSIGNMENTS, ADDITIONAL LENDERS, ETC.
            -------------------------------------

            (A)  Assignments and Participations. All covenants and agreements by
                 ------------------------------
     or on behalf of Borrower in the Notes, this agreement, or any other Loan Document shall bind Borrower's successors and assigns and shall inure to the benefit of Agent and Lenders and their successors and assigns. Borrower shall not, however, have the right to assign its rights or obligation under this agreement or any interest herein, without the prior written consent of Agent and each Lender. Each Lender may assign to one or more Persons all or any part of, and may grant Participations to one or more Persons in all or any part of, its rights and obligations under this agreement (including without limitation, its Commitment, the Advances owing to it and the Note or Notes held by it); provided, however, that (i) such Lender's obligations under this agreement (including without limitation, its Commitment to Borrower hereunder) shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) whether or not such Lender shall remain the holder of any such Note, such Lender shall retain all voting rights with respect to such Note, the Advances thereunder and the Commitment relevant thereto and Borrower, Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this agreement and in connection with any rights or obligation of the holder of any such Note.

            (B)  Confidentiality.  Any Lender may, in connection with any
                 ---------------
     assignment or participation or proposed assignment or participation pursuant to this SECTION 11.11, disclose to the actual or proposed assignee or participant any information relating to Borrower furnished to such Lender by or on behalf of Borrower; provided, that prior to any such disclosure, the actual or proposed assignee or participant shall agree to preserve the confidentiality of any information relating to Borrower that has been identified in writing by Borrower to be confidential.

            (C)  Additional Lenders. From time to time additional lenders may be
                 ------------------
     added hereto upon (i) the request of Borrower and the consent of Agent and
     (ii) execution by Borrower, Agent and such additional lenders of a Bank Addition Agreement. Each Lender hereby agrees to execute each Bank Addition Agreement for purposes of acknowledging the terms and provisions thereof.

            (D)  NBD Assignment to First Chicago.  Borrower, Agent, each Lender,
                 --------------------------------
     and NBD Bank ("NBD") acknowledge and agree that on and as of the Agreement Date, NBD shall sell and assign to The First National Bank of Chicago ("FNBC"), and FNBC shall purchase and take from NBD, all Obligations held by and owed to NBD under this agreement. On and after the Agreement Date
     (i) FNBC shall have the rights and obligations of a Lender under this Agreement and the other Loan Documents, (ii) FNBC shall assume 100% of the Commitment held by NBD, and (iii) NBD shall cease to be a Lender under this agreement and shall have no rights or corresponding obligations (other than in respect of indemnity obligations as they may exist or arise under the Original or Existing Loan Agreement in respect of matters before Agreement
     Date) under this agreement and the other Loan Documents.

     11.12  LENDER COVENANTS, REPRESENTATIONS AND WARRANTIES.  Each Lender
            ------------------------------------------------
severally covenants to return its Note or Notes to Borrower upon receipt of its replacement Notes. Each Lender severally represents and warrants that it:

            (A) is either a banking association duly organized and validly existing under the laws of the United States of America or a State therein, or is a Federal savings bank duly organized and validly existing under the laws of the United States of America;

            (B) has the power and authority to own its properties and assets and to transact the business in which it is engaged;

            (C) has the power and requisite authority to execute, deliver and perform this agreement and the other Loan Documents to which it is a party, and is duly authorized to, and has taken all action necessary to authorize it to, execute, deliver and perform this agreement and the other Loan Documents to which it is a party and will continue to be authorized to so perform; and

            (D) will continuously maintain all components of this agreement and the other Loan Documents as an official record of such Lender.

     11.13  CONSENT TO JURISDICTION.  Borrower hereby agrees that any action or
            -----------------------
proceeding under this agreement or any other Loan Document may be commenced against it in any court of competent jurisdiction within the State of Texas, by service of process upon Borrower by first-class registered or certified mail, return receipt requested, addressed to Borrower at its address last known to Agent. Borrower agrees that any such suit, action, or proceeding arising out of or relating to this agreement or any other Loan Document may be instituted in the courts of the State of Texas, or in the United States District Court for the Northern District of Texas, at the option of any Lender; and Borrower hereby waives any objection to the venue of any such suit, action, or proceeding. Nothing herein shall affect the right of each Lender to accomplish service of process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against Borrower in any other jurisdiction or court.

     11.14  EXHIBITS.  The exhibits attached to this agreement are incorporated
            --------
herein and shall be considered a part of this agreement for the purposes stated herein, except that in the event of any conflict between any of the provisions of such exhibits and the provisions of this agreement, the provisions of this agreement shall prevail.

     11.15  TITLES OF ARTICLES AND SECTIONS.  All titles or headings to
            -------------------------------
articles, sections, or other divisions of this agreement or the exhibits hereto are only for the convenience of the parties and shall not be construed to have any effect or meaning with respect to the other content of such articles, sections, subsections or other divisions, such other content being controlling as to the agreement between the parties hereto.

     11.16  COUNTERPARTS.  This agreement may be executed in two or more
            ------------
counterparts, and it shall not be necessary that the signatures of each of the parties hereto be contained on any one counterpart hereof; each counterpart shall be deemed an original, but all counterparts together shall constitute one and the same instrument.

     11.17  RIGHTS OF INDIVIDUAL LENDERS TO TAKE ACTION.  Notwithstanding any
            -------------------------------------------
provision in the Loan Documents to the contrary, no Lender shall have any right by virtue of (or by availing itself of) any provision of this agreement or any other Loan Document to institute any action or proceedings at law or in equity or otherwise (excluding any actions in bankruptcy and the exercise of any rights of offset) upon or under or with respect to this agreement or any other Loan Document or for the appointment of a receiver or for any other remedy unless after an Event of Default has occurred and before Agent has declared in writing that it has been cured or waived, (a) the Required Lenders have (i) made a written request that Agent institute such action or proceeding in its own name as agent under this agreement and (ii) offered to Agent such reasonable indemnity as it may require against any costs, expenses and liabilities to be incurred therein or thereby, and (b) Agent, for 30 days after its receipt of such request and offer of indemnity, shall have failed to institute any such action or proceedings and no direction inconsistent with such request shall have been given to Agent by the Required Lenders. Lenders intend and mutually covenant that no one or more of Lenders or other holders of the Notes shall have any right in any manner whatever to affect, disturb or prejudice the rights of any other Lender or to obtain or seek to obtain priority over or preference to any other Lender, or to enforce any right under this agreement or any other Loan Document, except in the manner provided in this agreement and for the ratable benefit of all Lenders. For the protection and enforcement of this SECTION 11.17, Agent and each Lender shall be entitled to such relief as can be given either at law or in equity.

     11.18  ENTIRE AGREEMENT.  THE NOTES, THIS AGREEMENT, AND THE OTHER LOAN
            ----------------
DOCUMENTS EXECUTED AND DELIVERED AS OF EVEN DATE HEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

     11.19  AGREEMENT REGARDING EFFECTIVE DATE.  Notwithstanding the date of
            ----------------------------------
this agreement or any other Loan Document, this agreement and the other Loan Documents dated as of November 1, 1993 are being executed and delivered on the Agreement Date and each of the terms and provisions of this agreement and of each of the other Loan Documents shall become effective on the Agreement Date and not prior thereto.


                    [REMAINDER OF PAGE INTENTIONALLY BLANK
                          SIGNATURE PAGES TO FOLLOW]

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be duly executed as of the Agreement Date below.

Agreement Date:   June 13, 1996

BORROWER:                     NVR MORTGAGE FINANCE, INC.


                              By  /s/ William J. Inman
                                  --------------------------------------
                                  William J. Inman, President



AGENT                         BANK ONE, TEXAS, N.A.
AND
LENDER:
                              By:  /s/ Mark L. Freeman
                                   -------------------------------------
                                   Mark L. Freeman, Vice President



LENDERS:                      FIRST BANK NATIONAL ASSOCIATION


                              By:  /s/ Kathlyn K. Slater
                                   -------------------------------------
                                   Kathlyn K. Slater, Vice President



                              THE FIRST NATIONAL BANK OF CHICAGO, N.A.


                              By:  /s/ Ann H. Chudacoff
                                   -------------------------------------
                                   Ann H. Chudacoff, Vice President



                              THE BANK OF NEW YORK


                              By:  /s/ Patricia M. Dominus
                                   -------------------------------------
                                   Patricia M. Dominus, Vice President



                              THE FIRST NATIONAL BANK OF BOSTON


                              By:  /s/ Paul Chmielinski
                                   -------------------------------------
                                   Paul Chmielinski, Vice President

This signature page is to be executed for the purpose of Assignment to the First National Bank of Chicago pursuant to Section 11.11.

                              By  /s/ Ann H. Chudacoff
                                  ---------------------
                                  Ann H. Chudacoff, Vice President